Exhibit 10.23

U.S.$1,250,000,000
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
September 30, 2011
among
TC GROUP INVESTMENT HOLDINGS, L.P.
TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
TC GROUP CAYMAN, L.P.
CARLYLE INVESTMENT MANAGEMENT L.L.C.
as Borrowers
TC GROUP, L.L.C.,
as Parent Guarantor
The LENDERS Party Hereto,
and
CITIBANK, N.A.
as Administrative Agent and Collateral Agent
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
CREDIT SUISSE SECURITIES (USA) LLC
as Joint Lead Arrangers and Bookrunners
JPMORGAN CHASE BANK, N.A.
CREDIT SUISSE SECURITIES (USA) LLC
as Syndication Agents

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-ii-

SCHEDULE 1	-	Commitments
EXHIBIT A	-	Form of Assignment and Assumption
EXHIBIT B	-	Form of Confirmation

-iii-

EXHIBIT C	-	Form of Closing Certificate
EXHIBIT D	-	Form of Solvency Certificate
EXHIBIT E	-	Form of Exemption Certificate
EXHIBIT F	-	Form of Revolving Credit Loan Note
EXHIBIT G	-	Form of Term Loan Note
EXHIBIT H	-	Form of Subordination Terms
EXHIBIT I	-	Form of Pre-IPO Solvency Certificate

-iv-

          SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of September 30, 2011, among TC GROUP INVESTMENT HOLDINGS, L.P., a Delaware limited partnership, TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., a Cayman Islands exempted limited partnership, TC GROUP CAYMAN, L.P., a Cayman Islands exempted limited partnership, and CARLYLE INVESTMENT MANAGEMENT L.L.C., a Delaware limited liablity company (individually, a “Borrower”, and collectively, the “Borrowers”), TC GROUP, L.L.C., a Delaware limited liability company (the “Parent Guarantor”, and together with the Borrowers, the “Obligors”), the LENDERS party hereto, and CITIBANK, N.A. (“Citibank”), as Administrative Agent and Collateral Agent.
          The Borrowers and TC Group, L.L.C. are parties to the Amended and Restated Credit Agreement dated as of November 29, 2010 (the “Existing Credit Agreement”) with several banks and other financial institutions or entities parties as lenders thereto and Citibank, N.A., as administrative agent and collateral agent. The parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement in certain respects and to restate the Existing Credit Agreement as so amended as provided in this Agreement, in each case effective upon the satisfaction of the conditions precedent set forth in Section 5.01. Accordingly, the parties hereto agree that on the Amendment Effective Date (as defined below) the Existing Credit Agreement shall be amended and restated in its entirety as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bears interest at a rate determined by reference to the Alternate Base Rate.
          “Accelerated Maturity Date” has the meaning assigned to such term in Section 2.08(a).
          “Acceleration Event” has the meaning assigned to such term in Section 2.04(k).
          “Additional Management Fee Earning Assets” means, for any New Acquisition and determined immediately upon the consummation of such New Acquisition, the aggregate amount (without duplication) for the applicable Target, the applicable New Controlled Entity, each Fund Entity Controlled or managed by such Target or such New Controlled Entity and any Person or asset pool subject to an asset management contract acquired pursuant to such New Acquisition (any of the foregoing Persons or asset pools, a “Fee Generating Entity”) of (i) capital commitments to such Fee Generating Entity, (ii) invested capital of such Fee Generating Entity and (iii) total assets of such Fee Generating Entity, in each case to the extent used as the basis for calculating Management Fees of such Fee Generating Entity; provided that for purposes of the foregoing determination, any Fund Entity Controlled or managed by a Non-Controlled Acquired Entity shall be excluded.
          “Adjusted Applicable Percentage” means, with respect to any Revolving Credit Lender, such Revolving Credit Lender’s Applicable Percentage adjusted to exclude from the calculation thereof the Revolving Credit Commitment of any Defaulting Lender. If the Revolving Credit Commitments have terminated, the Adjusted Applicable Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments and to any Revolving Credit Lender’s status as a Defaulting Lender at the time of determination.
Second Amended and Restated Credit Agreement

          “Adjusted LIBO Rate” means, for the Interest Period for any Eurocurrency Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period.
          “Administrative Agent” means Citibank, in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents.
          “Administrative Agent’s Account” means, for each Currency, an account in respect of such Currency designated by the Administrative Agent in a notice to the Borrowers and the Lenders.
          “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
          “Affected Interest Period” has the meaning assigned to such term in Section 2.13.
          “Affected Carlyle Owner” means any direct or indirect owner of the Equity Interests of any Obligor that (i) is the first owner in the chain of ownership that is not a partnership, disregarded entity or other pass-through entity and (ii) has been unable to use Available Carryforwards relating to such Obligor for the fiscal year 2009 with respect to its distributive share of income of an Obligor for such fiscal year.
          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
          “Agent” means each of the Administrative Agent and the Collateral Agent.
          “Aggregate Management Fee Collateral” has the meaning assigned to such term in Section 6.09(f).
          “Aggregate Management Fees” has the meaning assigned to such term in Section 6.09(f).
          “Agreed Foreign Currency” means, at any time, any of Sterling, Euros, Japanese Yen, and, with the agreement of each Revolving Credit Lender, any other Foreign Currency, so long as, in respect of any such specified Currency, at such time (a) such Currency is dealt with in the London interbank deposit market, (b) such Currency is freely transferable and convertible into Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Currency by any Revolving Credit Lender for making any Revolving Credit Loan hereunder and/or to permit the Borrowers to borrow and repay the principal thereof and to pay the interest thereon and by any Issuing Bank for issuing or making any disbursement with respect to any Letter of Credit hereunder and/or to permit the Borrowers to reimburse any Issuing Bank for any such disbursement or pay the interest thereon or to permit any Revolving Credit Lender to acquire a participation interest in any Letter of Credit or make any payment to such Issuing Bank in consideration therefor, unless in each case such authorization has been obtained and is in full force and effect.
          “Alternate Base Rate” means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:
          (a) for any day, the Prime Rate in effect on such day;
Second Amended and Restated Credit Agreement

          (b) for any day, the Federal Funds Effective Rate for such day plus 1/2 of 1.00%; and
          (c) for any day, 1.00% per annum above the LIBO Rate that would be in effect for a Eurocurrency Loan having an Interest Period of one month that commences on the second Business Day following such day.
Each change in any interest rate provided for herein based upon the Alternate Base Rate resulting from a change in the Alternate Base Rate shall take effect at the time of such change in the Alternate Base Rate.
          “Amendment Effective Date” means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).
          “Applicable Percentage” means (a) with respect to any Revolving Credit Lender for purposes of Section 2.04 or in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of any Issuing Bank under this Agreement, the percentage of the total Revolving Credit Commitments represented by such Revolving Credit Lender’s Revolving Credit Commitment, and (b) with respect to any Lender in respect of any indemnity claim under Section 10.03(c) arising out of an action or omission of either Agent under this Agreement, the percentage of the total Revolving Credit Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender’s Revolving Credit Commitments or Loans of all Classes hereunder. If the Revolving Credit Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Credit Commitments most recently in effect, giving effect to any assignments.
          “Applicable Rate” means, for any day with respect to any ABR Loan or Eurocurrency Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Margin”, “Eurocurrency Margin” or “Commitment Fee”, respectively, based upon the category that applies on such day:

			Eurocurrency
	S&P Rating	ABR Margin	Margin	Commitment Fee
Category 1	A+ or higher	0.000%	1.000%	0.100%
Category 2	A	0.125%	1.125%	0.125%
Category 3	A-	0.250%	1.250%	0.150%
Category 4	BBB+	0.500%	1.500%	0.200%
Category 5	Less than BBB+ or unrated	0.750%	1.750%	0.300%
          The parties hereto agree that, for purposes of determining the foregoing: (a) (i) for the period commencing on the Amendment Effective Date and ending on the date that the Administrative Agent receives written notice from the Obligors that S&P has provided a Rating with respect to any Obligor and (ii) during any other period during which there is no Rating or in which the Obligors shall be in Default of their obligations under Section 6.11, in each case Category 5 shall apply, and (b) the lowest Rating with respect to any Obligor shall apply. If the Rating by S&P shall be changed, such change shall be effective as of the date on which it is first announced by S&P (or, in the case of a private Rating by S&P, on the date on which S&P first notifies the Obligors of such change). Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change in Rating and ending on the date immediately preceding the effective date of the next such change in Rating.
Second Amended and Restated Credit Agreement

          “Approved Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
          “Asset Manager” means any Person that is an asset manager entity that in the ordinary course of its business earns management fees (or, in the good faith belief of the Obligors, such asset manager will earn management fees) from the asset management of investment funds and managed accounts of the type described in the definition of “Fund Entity”.
          “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.
          “Available Carryforwards” has the meaning assigned to such term in Section 7.06(f).
          “Available Pari Passu Subsidiary Guarantee Amount” means, at any time, an amount equal to (A) $350,000,000 plus (B) an amount equal to $150,000,000 minus the aggregate outstanding principal amount of Revolving Credit Loans (which amount under this clause (B) shall not be less than zero) minus (C) the sum of the aggregate outstanding principal amount of all Indebtedness of the Obligors and their Subsidiaries (other than (I) the aggregate outstanding principal amount of the Term Loans and the Revolving Credit Loans , (II) any Indebtedness permitted by paragraph (p) of Section 7.01, (III) any Indebtedness permitted by paragraph (n) of Section 7.01 and (IV) any Indebtedness permitted by paragraph (o) of Section 7.01) at such time.
          “Available Subsidiary Guarantee Amount” means, at any time, an amount equal to (A) $2,200,000,000 minus (B) the sum of the aggregate outstanding principal amount of all Indebtedness of the Obligors and their Subsidiaries (other than (I) any Indebtedness permitted by paragraph (p) of Section 7.01, (II) any Indebtedness permitted by paragraph (n) of Section 7.01 and (III) any Indebtedness permitted by paragraph (o) of Section 7.01) at such time.
          “Bankruptcy Event of Default” means any Event of Default pursuant to Sections 8.01(h) or (i).
          “Board” means the Board of Governors of the Federal Reserve System of the United States of America.
          “Borrower” and “Borrowers” has the meaning assigned to such terms in the preamble hereto.
          “Borrower Obligations” has the meaning assigned to such term in Section 2.20.
          “Borrowing” means (a) all ABR Loans of the same Class made, converted or continued on the same date or (b) all Eurocurrency Loans of the same Class, Type and Currency that have the same Interest Period.
          “Borrowing Request” means a request by the Borrowers for a Borrowing in accordance with Section 2.03.
Second Amended and Restated Credit Agreement

          “Business Day” means a day (a) other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, (b) with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans, such day is also a day for trading by and between banks in deposits in the relevant Currency in the interbank eurocurrency market, (c) with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans denominated in Sterling, such day is also a day on which commercial banks and the London foreign exchange market settle payments in the Principal Financial Center for such Foreign Currency and (d) with respect to notices and determinations in connection with, and payments of principal and interest on, Eurocurrency Loans denominated in any other Agreed Foreign Currency, such day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system (or any successor settlement system as determined by the Administrative Agent) or any other relevant exchange or payment system, as applicable, is open for the settlement of payments in such other Agreed Foreign Currency.
          “Capital Lease Obligations” of any Person means, subject to Section 1.03(c), the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
          “Carried Interest” means any and all limited partnership or other ownership interests or contractual rights representing the right to receive, directly or indirectly, the proceeds of any “carried interest” in any Fund Entity (including incentive and performance fees dependent on investment performance or results) and all distributions received by any Obligor or any Subsidiary thereof the source of which is carried interest; provided that “Carried Interest” shall include the “carried interest” reported on the Obligors’ consolidated financial statements prepared in accordance with GAAP; provided further that “Carried Interest” shall in any event not include any Deal Team Interests. Solely, for the purposes of Section 6.09(d), “Carried Interest” shall include all “Carried Interest” received by any Non-Controlled Acquired Entity.
          “Carried Interest Collateral” means the “Carried Interest Collateral” as defined in the Carried Interest Guarantee and Security Agreement.
          “Carried Interest Guarantee and Security Agreement” means the Carried Interest Guarantee and Security Agreement dated as of August 20, 2007, among each of the Carried Interest Guarantors party thereto and the Collateral Agent.
          “Carried Interest Guarantors” means each Person party to the Carried Interest Guarantee and Security Agreement as a “Carried Interest Guarantor” (including any Person that becomes a party thereto pursuant to Section 6.09).
          “Carried Interest Subsidiary” has the meaning assigned to such term in Section 6.09(b).
          “CGMI” means Citigroup Global Markets Inc.
          “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Amendment Effective Date), but other than the Obligors, their Subsidiaries and the Permitted Investors, of shares representing (i) at any time prior to the Qualified IPO Date, 50% or more of the aggregate ordinary voting power represented by the issued and outstanding shares of capital stock, membership interest or partnership interest, as applicable, in any Obligor, and (ii) at any time on and after the Qualified IPO
Second Amended and Restated Credit Agreement

Date, more than 35% of the aggregate ordinary voting power represented by the issued and outstanding shares of capital stock, membership interest or partnership interest, as applicable, in any Obligor; (b) the acquisition of direct or indirect Control of any Obligor by any Person or group (other than the Obligors, their Subsidiaries and the Permitted Investors); or (c) less than two members of the Management Team are members of the then existing management team of any of the Obligors.
          “Change in Law” means the occurrence, after the Amendment Effective Date, of any of the following: (a) the adoption of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance for the first time of any guideline or directive (whether or not having the force of law) by any Governmental Authority.
          “CIM Existing UK Bank Account Collateral” means the “Charged Property” as defined in the CIM Existing UK Bank Account Security Agreement.
          “CIM Existing UK Bank Account Security Agreement” means Deed of Charge dated as of December 15, 2008, among Carlyle Investment Management L.L.C., TC Group, L.L.C. and the Collateral Agent.
          “CIM US Bank Account Collateral” means the “Collateral” as defined in the CIM US Bank Account Security Agreement.
          “CIM US Bank Account Security Agreement” means the Security Agreement, dated as of December 15, 2008, between Carlyle Investment Management L.L.C. and the Collateral Agent.
          “Citibank” means Citibank, N.A.
          “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Credit Loans or Term Loans.
          “Code” means the Internal Revenue Code of 1986.
          “Collateral” means, collectively, the Primary Collateral, the Carried Interest Collateral, the Management Fee Collateral, the Obligor Existing UK Bank Account Collateral, the CIM Existing UK Bank Account Collateral, the CIM US Bank Account Collateral, the Obligor 2010 UK Bank Account Collateral, any General Collateral and all other collateral granted pursuant to any Security Document.
          “Collateral Agent” means Citibank, in its capacity as collateral agent for the Lenders hereunder and under the other Loan Documents.
          “Collateral Maintenance Test” has the meaning assigned to such term in Section 6.09(a).
          “Collateral Requirement” has the meaning assigned to such term in Section 6.09(f).
          “Company Reorganization” means the series of transactions in connection with the Specified IPO as described in the section entitled “Organizational Structure” of the Specified IPO S-1, including those transactions that are necessary or, in the good faith judgment of the Obligors, advisable to effect the restructuring described therein so long as any such transaction could not reasonably be expected to have a Material Adverse Effect.
          “Confirmation” means the Confirmation substantially in the form of Exhibit B among each of the Credit Parties and the Collateral Agent.
Second Amended and Restated Credit Agreement

          “Consolidated Subsidiary” means, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP. For the avoidance of doubt, “Consolidated Subsidiary” shall not include any Fund Entity or any subsidiary of a Fund Entity or any Person constituting a “Consolidated Fund” (as such term is used in Footnote 1 to the Condensed Combined and Consolidated Financial Statements of TC Group, L.L.C. and Affiliates dated as of June 30, 2010).
          “Contractual Obligation” of any Person means any obligation, agreement, undertaking or similar provision of any Equity Interests issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject (excluding, in each case, a Loan Document).
          “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
          “Credit Parties” means, collectively, the Obligors, the Management Fee Guarantors, the Carried Interest Guarantors and any General Guarantors.
          “Currency” means Dollars or any Foreign Currency.
          “Deal Team Interest” means that portion of any “carried interest” in any Fund Entity accruing to the members, partners, employees, contractors or advisors of the Obligors or any of their Affiliates and not directly or indirectly accruing to the Obligors or investors in the Obligors in their capacity as such.
          “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.
          “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
          “Defaulting Lender” means any Lender that (a) other than at the direction or request of any regulatory agency or authority or unless subject to a good faith dispute, has failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by such Lender hereunder, (b) has notified any Obligor, the Administrative Agent, any Issuing Bank or any Lender in writing that such Lender does not intend or expect to comply with any of its funding obligations under this Agreement, (c) unless subject to a good faith dispute, has failed to confirm in writing to the Administrative Agent upon its request (or at the request of the Borrowers), within three Business Days after such request is received by such Lender (which request may only be made after all conditions to funding have been satisfied, provided that such Lender shall cease to be a Defaulting Lender upon receipt of such confirmation by Administrative Agent), that such Lender will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, (d) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by such Lender hereunder within three Business Days of the date when due, unless such amount is the subject of a good faith dispute, or (e) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets,
Second Amended and Restated Credit Agreement

including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not qualify as a “Defaulting Lender” solely as the result of the acquisition or maintenance of an ownership interest in such Lender or any Person controlling such Lender, or the exercise of control over such Lender or any Person controlling such Lender, by a governmental authority or an instrumentality thereof.
          “Deposit Account” has the meaning assigned thereto in Article 9 of the NYUCC.
          “Disclosure Schedules Statement” means the “Disclosure Schedules Statement” delivered by the Obligors to the Administrative Agent and the Lenders on the Amendment Effective Date.
          “Dollar Equivalent” means, with respect to any Borrowing, Letter of Credit or LC Disbursement denominated in any Foreign Currency, the amount of Dollars that would be required to purchase the amount of the Foreign Currency of such Borrowing, Letter of Credit or LC Disbursement on the date two Business Days prior to the date of such Borrowing, Letter of Credit or LC Disbursement (or, in the case of any determination made under Section 2.09(b) or redenomination under the last sentence of Section 2.17(a), on the date of determination or redenomination therein referred to), based upon the spot selling rate at which the Administrative Agent offers to sell such Foreign Currency for Dollars in the London foreign exchange market at approximately 11:00 a.m., London time, for delivery two Business Days later.
          “Dollars” or “$” refers to the lawful currency of the United States of America.
          “EBITDA” means, for any period, Net Income for such period, plus
          (a) the sum, without duplication (including with respect to any item already added back to Net Income) and to the extent deducted in calculating Net Income, of the amounts for such period of:
     (i) depreciation and amortization;
     (ii) interest expense (paid or accrued during such period);
     (iii) income taxes;
     (iv) non-recurring, extraordinary or unusual expenses, losses and charges (including all expenses associated with litigation settlements, severance, closing offices and early termination of any investment fund);
     (v) expenses with respect to any Class B “carried interest” in any Fund Entity during such period;
     (vi) non-cash expenses and charges (including non-cash stock compensation expenses), provided that any cash payment made with respect to any non-cash expenses or charges added back in calculating EBITDA for any earlier period pursuant to this clause (vi) shall be subtracted in calculating EBITDA for the period in which such cash payment is made; and
     (vii) for any such period from and after which the Specified IPO shall have occurred, partner (excluding general public partners) and fundraising bonus expenses incurred after the Specified IPO; minus
          (b) the sum, without duplication and to the extent included in Net Income, of the amounts (which may be negative) for such period of:
Second Amended and Restated Credit Agreement

     (i) any extraordinary, unusual or other non-recurring gains increasing Net Income;
     (ii) any non-cash items (other than accrual of revenue in the ordinary course of business) increasing Net Income, but excluding any such items in respect of which cash was received in a prior period (other than accrual of revenue in the ordinary course of business);
     (iii) the amount (which may be negative) equal to net income (loss) of Persons not constituting Subsidiaries (determined ratably based on the ownership percentage in such Persons);
     (iv) the amount equal to unrealized incentive income with respect to any Class A “carried interest” in any Fund Entity during such period;
     (v) the amount equal to any Class B “carried interest” in any Fund Entity recognized (whether realized or unrealized) during such period;
     (vi) the amount (which may be negative) equal to net income of any coinvestment made by individual partners and employees in Fund Entities and otherwise included in Net Income; and
     (vii) the amount of any clawbacks of realized Class A “carried interest” in any Fund Entity actually paid during such period;
in each case determined on a consolidated basis for the Obligors and their Consolidated Subsidiaries without duplication in accordance with GAAP.
          For purposes of calculating EBITDA, for any Reference Period, if at any time during such Reference Period (and after the Amendment Effective Date) any of the Obligors and their Consolidated Subsidiaries shall have made any New Acquisition or any New Disposition, the EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such New Acquisition or such New Disposition occurred on the first day of such Reference Period. For purposes of this definition, whenever pro forma effect is to be given to a transaction, the pro forma calculation shall be made in good faith by a Responsible Officer.
          “Employee Loan Guaranteed Obligations” means the obligations of each Obligor in its capacity solely as a guarantor owing to the Employee Loan Obligee under that certain Ninth Amended and Restated Credit and Guarantee Agreement — Dollars, dated as of August 4, 2011 among the Employee Loan Obligee and the guarantors signatory thereto, as may be amended, modified or replaced from time to time, and that certain Eighth Amended and Restated Credit and Guarantee Agreement — Euros, dated as of August 4, 2011 among the Employee Loan Obligee and the guarantors signatory thereto, as may be amended, modified or replaced from time to time.
          “Employee Loan Indebtedness” means any Indebtedness of any Obligor under (i) that certain Eighth Amended and Restated Credit and Guarantee Agreement — Euros, dated as of August 4, 2011 among Wachovia Bank, National Association, a national banking association, TC Group, L.L.C., a Delaware limited liability company, as the disbursement agent (or any replacement disbursement agent) and as a guarantor, and the guarantors signatory thereto and (ii) that certain Ninth Amended and Restated Credit and Guarantee Agreement — Dollars, dated as of August 4, 2011 among Wachovia Bank, National Association, a national banking association, TC Group, L.L.C., a Delaware limited liability company, as
Second Amended and Restated Credit Agreement

the disbursement agent (or any replacement disbursement agent) and as a guarantor, and the guarantors signatory thereto, in each case, as may be amended, modified or replaced from time to time.
          “Employee Loan Obligee” means Wachovia Bank, National Association in its capacity as the holder of the Employee Loan Guaranteed Obligations, and its successors and assigns.
          “Environmental Laws” means any and all applicable laws, rules, orders, regulations, statutes, ordinances, codes or decrees of any international authority, foreign government, the United States of America, or any state, provincial, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment, as has been, is now, or at any time hereafter is, in effect.
          “Environmental Liability” means any liability, claim, action, suit, judgment or order under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to: (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
          “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
          “ERISA” means the Employee Retirement Income Security Act of 1974.
          “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Obligor, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
          “ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412(a) of the Code or Section 302(a)(2) of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Obligor or any of its Subsidiaries of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Obligor or any of its Subsidiaries from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Obligor or any of its Subsidiaries of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Obligor or any of its Subsidiaries of any notice, or the receipt by any Multiemployer Plan from any Obligor or any of its Subsidiaries of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.
          “Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
Second Amended and Restated Credit Agreement

          “Euros” has the meaning assigned to such term in Section 10.12(a).
          “Event of Default” has the meaning assigned to such term in Article VIII.
          “Excluded Fund Entities” means Carlyle Capital Corp. and any investment fund Controlled by Carlyle Blue Wave Partners Management, L.P.
          “Excluded Taxes” means, with respect to either Agent, any Lender or any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Obligor hereunder, (a) taxes imposed on or measured by its net income (however denominated), franchise taxes, or capital taxes that are imposed on it by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized, in which it has its principal office, seat of management or applicable lending office, or is engaged in business (other than any business in which such person is deemed to engage solely by reason of the transactions contemplated by this Agreement and the other Loan Documents, including the mere holding of an Obligation, receipt of payments or the enforcement of rights thereunder), (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which such Obligor is located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by any Obligor under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new lending office) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from any Obligor with respect to such withholding tax pursuant to Section 2.16(a), (d) any U.S. federal withholding taxes imposed by FATCA, (e) in the case of a U.S. Lender that has failed to comply with Section 2.16(f), any backup withholding tax that is required by the Code to be withheld from amounts payable to such U.S. Lender, and (f) interest and penalties with respect to taxes referred to in clauses (a) through (e).
          “Existing Credit Agreement” has the meaning assigned to such term in the preamble hereto.
          “Facility” means each of (a) the Term Loans and (b) the Revolving Credit Commitments and the extensions of credit made thereunder.
          “FATCA” means Sections 1471 through 1474 of the Code and any regulations or official interpretations thereof.
          “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
          “Foreign Credit Party” means any Credit Party that is not organized under the laws of the United States of America or of any jurisdiction within the United States of America.
          “Foreign Currency” means, at any time, any Currency other than Dollars.
          “Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the
Second Amended and Restated Credit Agreement

foreign exchange rate(s) specified in the definition of the term “Dollar Equivalent”, as determined by the Administrative Agent.
          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
          “Foreign Subsidiary” means any Subsidiary of any Obligor that is not organized under the laws of any jurisdiction within the United States of America.
          “Fund Entity” means any investment fund or managed account (and related special purpose co-investment vehicles) established (or acquired pursuant to a Permitted Acquisition) directly or indirectly by the Obligors to make investments in (a) portfolio companies thereof, (b) real estate and real estate oriented investments and (c) loans, “high yield” debt securities, derivative financial instruments, structured finance securities, hedge agreements and/or similar securities, instruments and arrangements and equity interests.
          “GAAP” means generally accepted accounting principles in the United States of America.
          “General Collateral” means the collateral subject to the General Guarantee and Security Agreement.
          “General Guarantee and Security Agreement” means a General Guarantee and Security Agreement, in form and substance reasonably satisfactory to the Collateral Agent, containing (i) substantially the same terms as the Guarantee contained in Article III and (ii) substantially the same terms with respect to the grant of a security interest in substantially all assets of the applicable Subject Target Entity as those set forth in the Primary Security Agreement subject to the limitations set forth in the Primary Security Agreement and such other exceptions as shall be reasonably agreed by the Administrative Agent.
          “General Guarantors” means each Person that becomes a party to the General Guarantee and Security Agreement pursuant to clause (d) of the definition of “Permitted Acquisition” and clause (d) of the definition of “Permitted Acquisition Equity Repurchase”.
          “Global Partners” means Persons who hold Equity Interests in TCG Holdings, L.L.C. or any Parent thereof or who hold Equity Interests in TCG Holdings Cayman, L.P. or any Parent thereof.
          “Governmental Authority” means the government of the United States of America, the Cayman Islands or any other nation, or any political subdivision thereof, whether provincial, state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity (including any federal or other association of or with which any such province, state or nation may be a member or associated) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
          “GP Guarantor” has the meaning assigned to such term in the Management Fee Guarantee and Security Agreement.
          “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or
Second Amended and Restated Credit Agreement

advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guarantee issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Guarantee by any guaranteeing Person shall be deemed to be such Person’s maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.
          “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.
          “Hedging Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.
          “Holders” means, collectively, (i) for all purposes under the Loan Documents (other than those set forth in clause (ii) below), including without limitation for the purpose of any Guarantee under this Agreement or any other Loan Document, the Agents, the Issuing Banks, and the Lenders and any other holder of the obligations described in clause (i) of the definition of “Obligations”, and (ii) for purposes of any grant or pledge of any security interest or Lien in any Collateral under the Security Documents, and/or for purposes of any distribution of proceeds of Collateral under the Loan Documents, (x) the Persons described in the preceding clause (i) and (y) the Employee Loan Obligee.
          “ILP” has the meaning assigned to such term in the Carried Interest Guarantee and Security Agreement.
          “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) accounts payable incurred in the ordinary course of business and (ii) any unsecured earn-out obligation or other contingent obligation incurred as consideration for a Permitted Acquisition until (x) such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP or (y) the liability on account of any such obligation becomes fixed), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the value of such Indebtedness being equal to the lesser of the value of the property subject to such Lien and the amount of such Indebtedness), (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guarantee and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
Second Amended and Restated Credit Agreement

          “Indemnified Taxes” means Taxes other than Excluded Taxes.
          “Interest Coverage Ratio” means, at any time, the ratio of (a) EBITDA for the period of four consecutive fiscal quarters ending at such time or most recently ended prior to such time to (b) Interest Expense for such period.
          “Interest Election Request” means a request by the Borrowers to convert or continue a Borrowing in accordance with Section 2.06.
          “Interest Expense” means, for any period, the sum, for the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of all cash interest payable during such period (including all discounts paid in cash but excluding, for the avoidance of doubt, interest paid in kind) in respect of Indebtedness of the type described in clauses (a), (b), (g) (including the interest component of any payments in respect of Capital Lease Obligations), (h) and (i) of the definition of “Indebtedness”, and of the kind referred to in clause (f) of such definition to the extent it relates to Indebtedness of the type referred to in clauses (a), (b), (g), (h) and (i) of the definition thereof, and all commitment fees and other fees paid or accrued in respect of any such Indebtedness, excluding, solely to the extent otherwise included in Interest Expense, discounts and amortization of deferred financing costs in respect of Subordinated Indebtedness.
          “Interest Payment Date” means (a) with respect to any ABR Loan, each Quarterly Date commencing on December 31, 2011, and (b) with respect to any Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period.
          “Interest Period” means, for any Eurocurrency Loan or Borrowing, and except as provided in Section 2.01(a) and Section 2.01(b) with respect to the Eurocurrency Borrowings to be made pursuant to such Sections, the period commencing on the date of such Eurocurrency Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender under the relevant Facility, nine or twelve months) thereafter or, with respect to such portion of any Eurocurrency Loan or Borrowing denominated in a Foreign Currency that is scheduled to be repaid on the Maturity Date, a period of less than one month’s duration commencing on the date of such Eurocurrency Loan or Borrowing and ending on the Maturity Date, as specified in the applicable Borrowing Request or Interest Election Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period (other than an Interest Period pertaining to a Eurocurrency Borrowing denominated in a Foreign Currency that ends on the Maturity Date that is permitted to be of less than one month’s duration as provided in this definition) that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Eurocurrency Loan initially shall be the date on which such Eurocurrency Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Eurocurrency Loan.
          “Investment” means, for any Person, (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; (b) the making of any advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit arising in connection with the sale of inventory,
Second Amended and Restated Credit Agreement

supplies or services by such Person in the ordinary course of business; (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person; or (d) the entering into of any Hedging Agreement.
          “Issuing Bank” means Citibank, and any Lender appointed by the Borrowers and reasonably acceptable to the Administrative Agent that shall have agreed to be an Issuing Bank, in each case, in its capacity as an issuer of Letters of Credit hereunder, and their successors in such capacity as provided in Section 2.04(j). An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
          “Japanese Yen” or “¥” refers to the lawful currency of Japan.
          “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit.
          “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time (calculated, in the case of Letters of Credit and LC Disbursements denominated in currencies other than Dollars, by reference to the Dollar Equivalent thereof at such time). The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.
          “Lead Arrangers” means, collectively, CGMI, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC.
          “Lenders” means the Persons listed on Schedule 1 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.
          “Letter of Credit” means any letter of credit issued pursuant to this Agreement.
          “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.
          “LIBO Rate” means, for the Interest Period for any Eurocurrency Borrowing denominated in any Currency, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page or service providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as LIBOR for deposits denominated in such Currency with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then, unless the last sentence of Section 10.12(e) is applicable, the LIBO Rate for such Interest Period shall be the rate at which deposits in such Currency in the amount of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.
Second Amended and Restated Credit Agreement

          “LIBOR” means, for any Currency, the rate at which deposits denominated in such Currency are offered to leading banks in the London interbank market.
          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.
          “Loan Documents” means, collectively, this Agreement, the Security Documents, any promissory note issued pursuant to Section 2.08(g) and any amendments or supplements to any Loan Document entered into from time to time.
          “Loans” means the loans made and deemed made by the Lenders to the Borrowers pursuant to this Agreement.
          “Local Time” means, with respect to any Loan denominated in or any payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made.
          “Management Fee Agreement” means any agreement governing the payment of, or any interest of any Credit Party or any of its Subsidiaries in, any Management Fees, including the limited partnership and other organizational agreements of each Fund Entity.
          “Management Fee Collateral” means the “Management Fee Collateral” as defined in the Management Fee Guarantee and Security Agreement.
          “Management Fee Earning Assets Amount” means, on any Quarterly Date, the aggregate amount, without duplication, of (a) capital commitments to the applicable Fund Entity, (b) invested capital of the applicable Fund Entity, or (c) total assets of the applicable Fund Entity, in each case, to the extent used as the basis for calculating Management Fees for such Fund Entity on the applicable Quarterly Date, provided that for purposes of the foregoing determination, (i) only Fund Entities with respect to which any Management Fees shall have been paid, directly or indirectly, to the Obligors during the four-quarter period ending on such Quarterly Date shall be included and (ii) any Fund Entity owned or managed by a Non-Controlled Acquired Entity shall be excluded.
          “Management Fee Guarantee and Security Agreement” means the Management Fee Guarantee and Security Agreement dated as of August 20, 2007, among each of the Management Fee Guarantors party thereto and the Collateral Agent.
          “Management Fee Guarantors” means each Person party to the Management Fee Guarantee and Security Agreement as a “Management Fee Guarantor” (including any Person that becomes a party thereto pursuant to Section 6.09).
          “Management Fee Subsidiary” has the meaning assigned to such term in Section 6.09(f).
          “Management Fees” means (i) any and all management fees and other fees (excluding incentive or performance fees dependent on investment performance or results) for management services (whether pursuant to a Management Fee Agreement or otherwise) and any and all distributions received by any Obligor or any Subsidiary thereof the source of which is Management Fees, (ii) any and all “Management Fees” pursuant to any Management Fee Agreement, (iii) any and all payments with respect to any Priority Profit Share (as defined in the Management Fee Agreements of Carlyle Europe Partners II, L.P. and Carlyle Europe Partners III, L.P. or any other Fund Entity the Management Fee Agreement of
Second Amended and Restated Credit Agreement

which is governed by the law of England), or the equivalent in any non-U.S. jurisdiction, and (iv) any and all payments received which are treated as a credit or offset or otherwise reduce such fees, and shall in any event include the “management fees” reported on the Obligors’ consolidated financial statements prepared in accordance with GAAP. For the avoidance of doubt, it is understood that a Priority Profit Share, and any payments with respect thereto, constitute “Management Fees” under clauses (i), (ii) and (iv) of this definition. Solely for the purposes of Section 6.09(d) and the definitions of “Aggregate Management Fee Collateral” and “Aggregate Management Fees”, “Management Fees” shall include all “Management Fees” received by any Non-Controlled Acquired Entity.
          “Management Team” means Daniel A. D’Aniello, William E. Conway, Jr. and David M. Rubenstein.
          “Margin Stock” means “margin stock” within the meaning of Regulations T, U and X of the Board.
          “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition, operations or properties of the Credit Parties, taken as a whole, (b) the ability of the Credit Parties, taken as a whole, to perform their respective payment or other material obligations under the Loan Documents or (c) the material rights of or benefits available to the Agents, the Issuing Banks or the Lenders under this Agreement and the other Loan Documents, in each case taken as a whole.
          “Material Fund Entities” means, collectively, any Fund Entity having an aggregate amount of assets under management as of the relevant date of determination exceeding $2,000,000,000, provided that “Material Fund Entities” shall not include any Excluded Fund Entity.
          “Material Indebtedness” means Indebtedness of the type described in clauses (a), (b), (g) and (h) of the definition of “Indebtedness” and any Guarantees of such Indebtedness (other than the Loans and Letters of Credit) of (i) any one or more Credit Parties and its Material Subsidiaries in an aggregate principal amount exceeding $50,000,000 and (ii) any one or more Fund Entities in an aggregate principal amount exceeding $200,000,000.
          “Material Subsidiary” means, on any date, any Subsidiary of any of the Obligors that has had more than 5% of the revenue of the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) as reflected on the most recent financial statements delivered pursuant to Section 6.01 prior to such date; provided that, if at any time the revenue (determined on a consolidated basis without duplication in accordance with GAAP) of all Subsidiaries of the Obligors which would otherwise not be Material Subsidiaries as provided above exceeds 7% of the revenue of the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) at such time, then the 5% referred to above in this definition shall be automatically reduced to the extent necessary such that, after giving effect to such reduction, the revenue (determined on a consolidated basis without duplication in accordance with GAAP) of all Subsidiaries of the Obligors which are not Material Subsidiaries does not exceed 7% of the revenue of the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) at such time.
          “Maturity Date” means, September 30, 2016 or, if the Maturity Date has been accelerated pursuant to Section 2.08(a), the Accelerated Maturity Date; provided that if any such date is not a Business Day, the Maturity Date shall be the immediately preceding Business Day.
          “Minimum Assets Amount” has the meaning assigned to such term in Section 7.09.
          “Moody’s” means Moody’s Investors Service, Inc. or any successor to the rating agency business thereof.
Second Amended and Restated Credit Agreement

          “Mubadala Investors” means, collectively, Fortieth Investment Company L.L.C., a United Arab Emirates limited liability company registered in the Emirate of Abu Dhabi, MDC/TCP Investments (Cayman) I, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) II, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) III, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) IV, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) V, Ltd., a Cayman Islands exempted company, MDC/TCP Investments (Cayman) VI, Ltd., a Cayman Islands exempted company, and Five Overseas Investment L.L.C., a United Arab Emirates limited liability company registered in the Emirate of Abu Dhabi and their successors and assigns.
          “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Negotiation Period” has the meaning assigned to such term in Section 2.13.
          “Net Cash Proceeds” means, with respect to (a) any issuance or any sale of Equity Interests as contemplated by Section 7.06(k) or (b) any incurrence of Subordinated Indebtedness as contemplated by Section 7.06(m), in each such case the cash proceeds received from such issuance, sale or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, consulting fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.
          “Net Income” means, for any period, (a) the net income (or loss) of the Obligors and their Consolidated Subsidiaries for such period determined on a consolidated basis without duplication in accordance with GAAP minus, to the extent included in such net income (or loss), (b) the net income of any Consolidated Subsidiary of any Obligor to the extent that the declaration or payment of dividends or similar distributions by that Consolidated Subsidiary of that net income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Subsidiary.
          “New Acquisition” means any Permitted Acquisition or any Permitted Acquisition Equity Repurchase.
          “New Acquisition Consummation Date” has the meaning assigned to such term in the definition of “Pro Forma Compliance”.
          “New Controlled Entity” has the meaning assigned to such term in the definition of “Subject Permitted Acquisition Equity Repurchase”.
          “New Disposition” means, with respect any property or asset, any sale, lease, sale and leaseback, assignment, conveyance, transfer or disposition thereof.
          “New Significant Investment Fund” has the meaning assigned to such term in Section 6.09(f).
          “Non-Asset Manager Target” means a Target that is not an Asset Manager.
          “Non-Consent Event” means (a) any Payment Default that shall have continued unremedied for a period of the lesser of (i) 30 days after notice thereof to the Borrowers from the Administrative Agent or any Lender or (ii) 60 days, and (b) any Bankruptcy Event of Default.
          “Non-Controlled Acquired Entity” means a Target Entity that is not Controlled by any Obligor or any of its Subsidiaries.
Second Amended and Restated Credit Agreement

          “Non-Defaulting Lender” means any Lender that is not a Defaulting Lender.
          “Non-Subsidiary Guarantor” means any Subsidiary (other than an Obligor) of any Obligor that is not a Subsidiary Guarantor.
          “Non-Wholly Owned Consolidated Subsidiary” has the meaning assigned to such term in Section 6.09(f).
          “NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.
          “Obligations” means, collectively, (i) for all purposes under the Loan Documents (other than those set forth in clause (ii) below), including without limitation for the purpose of any Guarantee under this Agreement or any other Loan Document, (A) the obligations of the Borrowers to pay when due the principal of and interest on the Loans made by the Lenders to the Borrowers and all fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing to any Holder by the Borrowers under this Agreement and any other Loan Document and from time to time owing to any Holder by any Credit Party under any of the Loan Documents (including any and all amounts in respect of Letters of Credit), and all other obligations of the Credit Parties under the Loan Documents, and (B) all obligations of any Obligor under or with respect to any Specified Hedging Agreement, and (ii) for purposes of any grant or pledge of any security interest or Lien in any Collateral under the Security Documents, and/or for purposes of any distribution of proceeds of Collateral under the Loan Documents, (x) the obligations described in the preceding clause (i) and (y) Employee Loan Guaranteed Obligations not exceeding $50,000,000 (which obligations described in sub-clauses (x) and (y) of this clause (ii) shall rank pari passu for such purposes), in each case including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceedings with respect to any Credit Party, whether or not such interest or expenses are allowed as a claim in such proceeding; provided that (a) obligations of any Obligor under any Specified Hedging Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Credit Parties effected in the manner permitted by this Agreement or requiring the consent of all or a portion of the Holders under this Agreement shall not require the consent of holders of obligations under Specified Hedging Agreements in their capacity as such.
          “Obligor Existing UK Bank Account Collateral” means the “Charged Property” as defined in the Obligor Existing UK Bank Account Security Agreement.
          “Obligor Existing UK Bank Account Security Agreement” means Deed of Charge dated as of August 22, 2007, among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., TC Group, L.L.C. and the Collateral Agent.
          “Obligor 2010 UK Bank Account Collateral” means the “Charged Property” as defined in the Obligor 2010 UK Bank Account Security Agreement.
          “Obligor 2010 UK Bank Account Security Agreement” means Deed of Charge dated as of November 29, 2010, among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., TC Group, L.L.C., Carlyle Investment Management L.L.C. and the Collateral Agent.
          “Obligors” has the meaning assigned to such term in the preamble hereto.
          “Obligors’ Applicable Ownership Percentage” has the meaning assigned to such term in Section 6.09(f).
Second Amended and Restated Credit Agreement

          “Original Closing Date” means August 20, 2007.
          “Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.
          “Parent” means any direct or indirect parent of any Credit Party.
          “Parent Guarantor” has the meaning assigned to such term in the preamble hereto.
          “Participant” means any Person to whom a participation is sold as permitted by Section 10.04(d).
          “Participant Register” has the meaning assigned to such term in Section 10.04(d).
          “Partners’ Letter” means, for each fiscal year or fiscal quarter of the Obligors, the explanatory memorandum that customarily accompanies the delivery of the financial statements to the Global Partners with respect to the financial condition of the Obligors and their Consolidated Subsidiaries for such fiscal year or fiscal quarter, as the case may be.
          “Payment Default” means any Default described under Sections 8.01(a) or (b).
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
          “Permitted Acquisition” means the acquisition, by merger or otherwise, by any Obligor of (i) any Equity Interests in any Target Entity or (ii) any property of any Target Entity (such property or asset, together with any Target Entity, a “Target”), so long as:
     (a) no Default shall have occurred and be continuing at the time of the consummation of such Permitted Acquisition or immediately after giving effect thereto;
     (b) all representations and warranties of the Obligors and the other Credit Parties contained in the Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date such Permitted Acquisition is consummated (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;
     (c) immediately after giving effect to the consummation of such Permitted Acquisition and to the incurrence (or repayment) of any Indebtedness associated therewith, the Obligors shall be in Pro Forma Compliance;
     (d) each Obligor shall use its commercially reasonable efforts to cause each Subject Target Entity (other than any Fund Entity or any Subsidiary of any Fund Entity) to (i) become a party to the General Guarantee and Security Agreement as a “General Guarantor” thereunder, (ii) take such action (including delivering such shares of stock, executing and delivering such Uniform Commercial Code financing statements and executing and delivering mortgages or deeds of trust covering any real property and fixtures owned or leased by such Subsidiary with a fair market value in excess of $10,000,000) as shall be necessary to create and perfect valid and enforceable first priority Liens (subject to Permitted Encumbrances) on substantially all of the
Second Amended and Restated Credit Agreement

property of such Subject Target Entity as collateral security for the Obligations and (iii) deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 5.01 on the Original Closing Date to the extent reasonably requested by the Administrative Agent, provided that a Subject Target Entity shall not be required to reasonably comply with any of the requirements of clauses (i) through (iii) of this clause (d):
     (1) to the extent such Subject Target Entity is prohibited from doing so (despite the commercially reasonable efforts of the Obligors to remove or release such prohibition) pursuant to (A) the terms of any Indebtedness of such Subject Target Entity permitted pursuant to Section 7.01(p)(i)(B), (B) the terms of any organizational document of such Subject Target Entity that is not agreed to in contemplation of such Permitted Acquisition or (C) any applicable law, provided further that, in the event such Subject Target Entity is released from such restriction or such applicable law ceases to apply to such Subject Target Entity, each Obligor shall cause such Subject Target Entity to comply with each of the requirements of clauses (i) through (iii) of this clause (d) within 60 days thereof (or such longer period as the Administrative Agent may agree); and
     (2) with respect to any Subject Target Entity that is an Asset Manager, to the extent such compliance with the requirements of clauses (i) through (iii) of this clause (d) would, in the good faith belief of the Obligors, be administratively burdensome to the Obligors;
     (e) the Indebtedness and Permitted Refinancing Indebtedness of all Subject Target Entities with respect to such Permitted Acquisition, whether incurred pursuant to such Permitted Acquisition or in existence at the time any such Subject Target Entity is so acquired, together with the Indebtedness of all other Subject Target Entities previously acquired pursuant to Section 7.05(i), shall not exceed an aggregate principal amount of $250,000,000 at any one time outstanding;
     (f) for any Permitted Acquisition of a Non-Asset Manager Target (i) such Non-Asset Manager Target shall be in the same business of the type conducted by the Obligors and their Subsidiaries as of the Amendment Effective Date or businesses reasonably related thereto and reasonable extensions thereof and (ii) the aggregate fair market value received or to be received by the seller or sellers in respect of such Permitted Acquisition (including all contingent earn-out and other similar obligations of any Obligor and its Subsidiaries incurred and reasonably expected to be incurred in connection therewith) shall not, when added to the aggregate consideration paid or payable for all other such Permitted Acquisitions theretofore consummated, exceed $300,000,000 (less the sum of any Investments made with respect to a Non-Asset Manager Target pursuant to Section 7.05(j)); and
     (g) the Administrative Agent shall have received, prior to or concurrently with the consummation of the proposed Permitted Acquisition, a certificate signed by a Responsible Officer of each Obligor confirming compliance with the requirements of each of the preceding clauses (a) through (f) inclusive.
          “Permitted Acquisition Equity Repurchases” means (a) Investments by any Obligor to repurchase Equity Interests of any Obligor issued to third parties in connection with a Permitted Acquisition and (b) Investments by any direct or indirect Subsidiary of any Obligor that was created or acquired pursuant to a Permitted Acquisition to repurchase equity interests of such Subsidiary issued to third parties in connection with such Permitted Acquisition, in each case so long as:
Second Amended and Restated Credit Agreement

     (a) no Default shall have occurred and be continuing immediately after giving effect to the making of such Investment;
     (b) all representations and warranties of the Obligors and the other Credit Parties contained in the Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date such Investment is made (both before and after giving effect thereto), unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date;
     (c) immediately after giving effect to the making of such Investment, the Obligors shall be in Pro Forma Compliance (and a Responsible Officer on behalf of the Obligors shall have certified as such to the Administrative Agent);
     (d) if such Permitted Acquisition Equity Repurchase constitutes a Subject Permitted Acquisition Equity Repurchase, the applicable New Controlled Entity shall comply with each of the requirements set forth in clause (d) of the definition of “Permitted Acquisition”; and
     (e) if the related Permitted Acquisition was of a Non-Asset Manager Target, the aggregate amount of such Investment shall not exceed $300,000,000 less the sum of (x) the aggregate consideration paid or payable for all Permitted Acquisitions of Non-Asset Manager Targets theretofore consummated and (y) any Investments theretofore made pursuant to Section 7.05(j).
          “Permitted Encumbrances” means:
     (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.04;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;
     (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
     (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII; and
     (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Obligors or any of their respective Subsidiaries.
          “Permitted Investments” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within two years from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight
Second Amended and Restated Credit Agreement

bank deposits having maturities of one year or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within one year from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of two years or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A-2 by Moody’s; (f) securities with maturities of two years or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) money market funds that (i) purport to comply generally with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940 and (ii) are rated AAA by S&P or Aaa by Moody’s or carrying an equivalent rating by a nationally recognized rating agency and shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of any of clauses (a) through (f) of this definition.
          “Permitted Investors” means (a) each Person that directly or indirectly owns Equity Interests in any of the Obligors on the Amendment Effective Date, and any natural person, estate or trust acquiring such Equity Interests or that of any Parent thereof upon the death of such Person, (b) any Person who is an officer or otherwise a member of the management team of any Obligor on the Amendment Effective Date, (c) any direct or indirect Global Partner who is an officer or otherwise a member of the management team of any Obligor (or any Parent thereof), (d) any trust formed after the Original Closing Date by any Person described in clauses (a) through (c) above that directly or indirectly owns Equity Interests in any of the Obligors or any Parent thereof and (e) any Person, all or substantially all of whose Equity Interests are owned or Controlled by Persons described in clauses (a) through (e) hereof.
          “Permitted Refinancing Indebtedness” means any Indebtedness incurred within 180 days of the consummation of a Permitted Acquisition to finance the repurchase of Equity Interests issued by any Obligor or any Subject Target Entity for the purpose of consummating such Permitted Acquisition.
          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
          “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA which is sponsored, maintained or contributed to by any Obligor or any of its ERISA Affiliates.
          “Pledged Fund Entity” has the meaning assigned to such term in Section 6.09(f).
          “Primary Collateral” means the “Primary Collateral” as defined in the Primary Security Agreement.
          “Primary Security Agreement” means the Primary Security Agreement dated as of August 20, 2007, among the Obligors and the Collateral Agent.
          “Primary Security Documents” means, collectively, the Primary Security Agreement, the Carried Interest Guarantee and Security Agreement, the Management Fee Guarantee and Security Agreement, the Obligor Existing UK Bank Account Security Agreement, the CIM Existing UK Bank
Second Amended and Restated Credit Agreement

Account Security Agreement, CIM US Bank Account Security Agreement, the Obligor 2010 UK Bank Account Security Agreement, any General Guarantee and Security Agreement and any other security document delivered to the Administrative Agent or the Collateral Agent purporting to grant a Lien on any deposit account or securities account of any Obligor or any General Guarantor located in a jurisdiction other than the United States of America to secure any of its obligations hereunder or under the other Loan Documents, provided that “Primary Security Documents” shall not include any account control agreement delivered in connection with any deposit account or securities account of any Obligor or any General Guarantor.
          “Prime Rate” means the rate of interest announced publicly by Citibank as its prime rate in effect at its principal office in New York City.
          “Principal Financial Center” means, in the case of any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative Agent.
          “Principal Payment Dates” means the Quarterly Dates falling in March, June, September and December of each year, commencing with the Quarterly Date falling in September 2014, through and including the Maturity Date.
          “Pro Forma Compliance” means
          (a) with respect to any New Acquisition (the consummation date of such New Acquisition being the “New Acquisition Consummation Date”), the Obligors shall be in compliance with
     (i) Section 7.09, which compliance shall be determined as of such New Acquisition Consummation Date immediately after giving effect to such New Acquisition and as if each reference therein to “Quarterly Date” were instead a reference to such New Acquisition Consummation Date;
     (ii) the Collateral Maintenance Test, which compliance shall be determined as of the most recent Quarterly Date (or, if such New Acquisition Consummation Date is a Quarterly Date, such New Acquisition Consummation Date) and as if such New Acquisition had been consummated on the first day of the fiscal quarter ending on such date (and taking into account whether any of the Subject Target Entities or New Controlled Entity, as the case may be, with respect to such New Acquisition became a General Guarantor and a party to the General Guarantee and Security Agreement pursuant to clause (d) of the definition of “Permitted Acquisition”);
     (iii) Section 7.12(a) and Section 7.12(b), which compliance shall be determined as of such New Acquisition Consummation Date immediately after giving effect to the incurrence, assumption and/or repayment of Indebtedness in connection with such New Acquisition and as if such New Acquisition had been consummated on the first day of the Reference Period ending on the last day of the most recent fiscal quarter (or, if such last day is such New Acquisition Consummation Date, such New Acquisition Consummation Date); and
     (iv) Section 7.12(c), which compliance shall be determined as of the last day of the most recent fiscal quarter (or, if such last day is such New Acquisition Consummation Date, such New Acquisition Consummation Date) and as if such New Acquisition and the incurrence, assumption and/or repayment of Indebtedness in connection with such New Acquisition had been consummated on the first day of the Reference Period ending on such date;
Second Amended and Restated Credit Agreement

          (b) with respect to a Restructuring Transaction (the consummation date of such Restructuring Transaction being the “Restructuring Transaction Consummation Date”), the Obligors shall be in compliance with
     (i) Section 7.09, which compliance shall be determined as of such Restructuring Transaction Consummation Date immediately after giving effect to such Restructuring Transaction and as if each reference therein to “Quarterly Date” were instead a reference to such Restructuring Transaction Consummation Date;
     (ii) the Collateral Maintenance Test, which compliance shall be determined as of the most recent Quarterly Date (or, if such Restructuring Transaction Consummation Date is a Quarterly Date, such Restructuring Transaction Consummation Date) and as if such Restructuring Transaction had been consummated on the first day of the fiscal quarter ending on such date;
     (iii) Section 7.12(a) and Section 7.12(b), which compliance shall be determined as of such Restructuring Transaction Consummation Date immediately after giving effect to the incurrence, assumption and/or repayment of Indebtedness in connection with such Restructuring Transaction; and
     (iv) Section 7.12(c), which compliance shall be determined as of the last day of the most recent fiscal quarter (or, if such last day is such Restructuring Transaction Consummation Date, such Restructuring Transaction Consummation Date) and as if the incurrence, assumption and/or repayment of Indebtedness in connection with such Restructuring Transaction had been consummated on the first day of the Reference Period ending on such date; and
          (c) with respect to all other events or transactions (each, a “Relevant Transaction”; the consummation date of such Relevant Transaction being the “Relevant Transaction Consummation Date”), the Obligors shall be in compliance with
     (i) Section 7.09, which compliance shall be determined as of such Relevant Transaction Consummation Date immediately after giving effect to such Relevant Transaction and as if each reference therein to “Quarterly Date” were instead a reference to such Relevant Transaction Consummation Date;
     (ii) Section 7.12(a) and Section 7.12(b), which compliance shall be determined as of such Relevant Transaction Consummation Date immediately after giving effect to the incurrence, assumption and/or repayment of Indebtedness in connection with such Relevant Transaction; and
     (iii) Section 7.12(c), which compliance shall be determined as of the last day of the most recent fiscal quarter (or, if such last day is such Relevant Transaction Consummation Date, such Relevant Transaction Consummation Date) and as if the incurrence, assumption and/or repayment of Indebtedness in connection with such Relevant Transaction had been consummated on the first day of the Reference Period ending on such date.
          “Qualified IPO” means the sale by any Credit Party, any entity that will become a Credit Party in connection with the consummation thereof, or Parent thereof, for its own account, in one or more transactions either registered under or requiring registration under Section 5 of the Securities Act of 1933 pursuant to a registration statement or registration statements filed with the Securities and Exchange
Second Amended and Restated Credit Agreement

Commission pursuant to the provisions of the Securities Act of 1933, of Equity Interests for Net Cash Proceeds of not less than $500,000,000.
          “Qualified IPO Date” means the first day upon which any Credit Party, any entity that will become a Credit Party in connection with the consummation of a Qualified IPO, or Parent thereof shall have consummated a Qualified IPO.
          “Quarterly Dates” means the last Business Day of March, June, September and December in each year.
          “Rate Determination Notice” has the meaning assigned to such term in Section 2.13.
          “Rating” means the rating that has been most recently announced by S&P (or, in the case of a private “Rating” by S&P, most recently notified by S&P to the Obligors or any Holder) for the long term counterparty credit rating of each Obligor.
          “Reference Period” means any period of four consecutive fiscal quarters.
          “Register” has the meaning assigned to such term in Section 10.04(c).
          “Related Management Fee Subsidiary” has the meaning assigned to such term in Section 6.09(f).
          “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
          “Relevant Transaction” has the meaning assigned to such term in the definition of “Pro Forma Compliance”.
          “Relevant Transaction Consummation Date” has the meaning assigned to such term in the definition of “Pro Forma Compliance”.
          “Required Lenders” means, at any time, subject to the last paragraph of Section 10.02(b), Lenders having Revolving Credit Exposures, outstanding Term Loans and unused Revolving Credit Commitments representing more than 50% of the sum of the total Revolving Credit Exposures, outstanding Term Loans and unused Revolving Credit Commitments at such time.
          “Requirement of Law” means, with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
          “Responsible Officer” means, with respect to any Person, the chief executive officer, president, chief financial officer (or similar title), managing director, chief accounting officer, controller, treasurer (or similar title) or vice president (or similar title) of such Person, and, with respect to financial matters, the chief financial officer (or similar title), controller or treasurer (or similar title) of such Person.
          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests of any Obligor or any of its Subsidiaries (other than dividends and distributions on Equity Interests payable solely by the issuance of additional shares of Equity Interests of the Person paying such dividends or distributions), or any payment (whether
Second Amended and Restated Credit Agreement

in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests or any option, warrant or other right to acquire any such Equity Interests.
          “Restructuring Transaction” has the meaning assigned to such term in Section 7.03(d).
          “Restructuring Transaction Consummation Date” has the meaning assigned to such term in the definition of “Pro Forma Compliance”.
          “Retiring Lender” means a Person that is a Retiring Revolving Credit Lender or a Retiring Term Lender.
          “Retiring Lender Acknowledgement” means an acknowledgment, in form and substance satisfactory to the Administrative Agent, by a Retiring Lender that it will not be a Revolving Credit Lender or a Term Lender, as the case may be, under this Agreement.
          “Retiring Revolving Credit Lender” means a Person with a Revolving Credit Commitment under (and as defined in) the Existing Credit Agreement that is not a Revolving Credit Lender under this Agreement.
          “Retiring Term Lender” means a Person with an outstanding Term Loan under (and as defined in) the Existing Credit Agreement that is not a Term Lender under this Agreement.
          “Revolving Credit Availability Period” means the period from and including the Amendment Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Credit Commitments.
          “Revolving Credit Borrowing” means any Borrowing comprised of Loans made pursuant to Section 2.01(a).
          “Revolving Credit Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Credit Loans and to acquire participations in Letters of Credit hereunder, expressed as a Dollar amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (i) reduced from time to time pursuant to Section 2.07 and (ii) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender’s Revolving Credit Commitment as of the Amendment Effective Date is set forth on Schedule 1, or, in the case of a Lender that assumes a Revolving Credit Commitment after the Amendment Effective Date, in the Assignment and Assumption pursuant to which such Lender shall have assumed such Revolving Credit Commitment. The initial aggregate amount of the Lenders’ Revolving Credit Commitments as of the Amendment Effective Date is $750,000,000.
          “Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Revolving Credit Loans and its LC Exposure at such time.
          “Revolving Credit Dividend Amount” has the meaning assigned to such term in Section 6.08.
          “Revolving Credit Lender” means a Lender with a Revolving Credit Commitment or, if the Revolving Credit Commitments have terminated or expired, a Lender with Revolving Credit Exposure.
Second Amended and Restated Credit Agreement

          “Revolving Credit Loan” means a Loan made pursuant to Section 2.01(a).
          “S&P” means Standard & Poor’s Ratings Group, Inc., or any successor to the rating agency business thereof.
          “Security Documents” means, collectively, the Primary Security Agreement, the Carried Interest Guarantee and Security Agreement, the Management Fee Guarantee and Security Agreement, the Obligor Existing UK Bank Account Security Agreement, the CIM Existing UK Bank Account Security Agreement, CIM US Bank Account Security Agreement, the Obligor 2010 UK Bank Account Security Agreement, the General Guarantee and Security Agreement and all other security documents delivered to the Administrative Agent or the Collateral Agent purporting to grant a Lien on any Property of any Credit Party to secure any of its obligations hereunder or under the other Loan Documents, any account control agreements delivered in connection therewith, the Confirmation and any intercreditor agreements entered into by the Credit Parties and the Collateral Agent in connection therewith.
          “Securities Account” has the meaning assigned thereto in Article 8 of the NYUCC.
          “Solvent” means, with respect to any Person, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) except as otherwise provided by applicable law, the amount of “contingent liabilities” at any time shall be the amount thereof which, in light of all the facts and circumstances existing at such time, can reasonably be expected to become actual or matured liabilities.
          “Specified Hedging Agreement” means any Hedging Agreement (a) entered into by (i) any Obligor and (ii) the Administrative Agent, any Lender or any Affiliate of any Lender at the time such Hedging Agreement was entered into, as counterparty, for the purpose of hedging interest rate liabilities with respect to the Term Loans, and (b) that has been designated by the relevant Obligor, by notice to the Administrative Agent, as a Specified Hedging Agreement (each such relevant Obligor undertakes to promptly notify the Administrative Agent of such designation following the entering into of such Specified Hedging Agreement, provided that the failure to communicate such designation to the Administrative Agent shall not negate the validity or status of such Hedging Agreement as a Specified Hedging Agreement). The designation of any Hedging Agreement as a Specified Hedging Agreement shall not create in favor of the Administrative Agent, Lender or affiliate thereof that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Credit Party under the Security Documents.
          “Specified IPO” means the Qualified IPO that is consummated on the terms and conditions described in the Specified IPO S-1.
          “Specified IPO Date” means the first day upon which the Specified IPO shall have been consummated.
Second Amended and Restated Credit Agreement

          “Specified IPO S-1” means the draft registration statement of The Carlyle Group, L.P. on Form S-1 filed with the Securities and Exchange Commission on September 6, 2011, as amended, supplemented or otherwise modified from time to time, provided that any such amendment, supplement or modification that, when taken as a whole, could reasonably be expected to have a Material Adverse Effect shall be reasonably acceptable to the Administrative Agent.
          “Statutory Reserve Rate” means, for the Interest Period for any Eurocurrency Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “Sterling” or “£” refers to the lawful currency of the United Kingdom.
          “Subject Parties” means, collectively, the Credit Parties, the Material Subsidiaries, the Pledged Fund Entities, any Material Fund Entity and, if one or more Bankruptcy Events of Default have occurred with respect to Fund Entities (excluding any Excluded Fund Entity) having individually or in the aggregate an aggregate amount of assets under management as of the relevant date of determination exceeding 5% of the aggregate amount of assets under management as of the relevant date of determination for all Fund Entities, any Fund Entity.
          “Subject Permitted Acquisition Equity Repurchase” means any Permitted Acquisition Equity Repurchase that results in a Non-Controlled Acquired Entity becoming a “Subsidiary” of an Obligor (such Non-Controlled Acquired Entity, upon the consummation of such Permitted Acquisition Equity Repurchase, a “New Controlled Entity”).
          “Subject Target Entities” means, with respect to any Permitted Acquisition, collectively, the Target Entity, each direct and indirect owner of the Target Entity Controlled by any Obligor and each Person Controlled by the Target Entity.
          “Subordinated Indebtedness” means Indebtedness of (i) the Obligors incurred pursuant to Section 7.01(n) and (ii) the Subsidiaries of the Obligors incurred pursuant to Section 7.01(e)(i), in each case that is subordinated in writing in right of payment to the obligations of the Credit Parties under this Agreement and the other Loan Documents pursuant to the Subordination Terms.
          “Subordination Terms” means the subordination terms and conditions contained in Exhibit H.
          “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or
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one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent, provided that “Subsidiary” shall not include any Fund Entity and any Subsidiary of any Fund Entity.
          “Subsidiary Guarantors” means the Management Fee Guarantors, the Carried Interest Guarantors and any General Guarantors.
          “Substitute Basis” has the meaning assigned to such term in Section 2.13.
          “Target” has the meaning assigned to such term in the definition of “Permitted Acquisition”.
          “Target Entity” means the Person that is the subject of a proposed Permitted Acquisition.
          “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
          “Term”, when used in reference to any Loan or Borrowing, refers to whether the Class of such Loan or Borrowing is Term, as opposed to Revolving Credit.
          “Term Lender” means a Lender with an outstanding Term Loan. Each Term Lender shall have outstanding Term Loans as of the Amendment Effective Date in the amount set forth for such Term Lender on Schedule 1.
          “Term Loan” means a Loan made or deemed made pursuant to Section 2.01(b). The initial aggregate amount of the Term Loans as of the Amendment Effective Date is $500,000,000.
          “Test Date” has the meaning assigned to such term in Section 2.08(a).
          “Total Indebtedness” means, at any time, the aggregate outstanding amount of (i) Indebtedness of the type described in clauses (a), (b), (g), (h) and (i) of the definition of “Indebtedness”, and any Guarantees of such Indebtedness and (ii) all obligations in respect of any earn-out obligation or other contingent obligation that becomes a liability on the balance sheet of such Person in accordance with GAAP or becomes fixed, and any Guarantees of such obligations, in each case of the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) at such time. Notwithstanding the last sentence of the definition of “Guarantee”, for purposes of determining the aggregate outstanding amount of any Indebtedness contemplated by this definition, the amount of any Guarantee shall be deemed to equal the aggregate outstanding principal amount of the Indebtedness that is guaranteed by such Guarantee.
          “Total Indebtedness Ratio” means, at any time, the ratio of (a) Total Indebtedness at such time to (b) EBITDA for the period of four consecutive fiscal quarters ending at such time or the most recently ended prior to such time.
          “Total Senior Indebtedness” means, at any time, an amount equal to Total Indebtedness at such time, but excluding the portion of Indebtedness constituting Subordinated Indebtedness that matures, comes due or is required to be repaid, prepaid or terminated on or after the date that is six months after the Maturity Date.
          “Total Senior Indebtedness Ratio” means, at any time, the ratio of (a) Total Senior Indebtedness at such time to (b) EBITDA for the period of four consecutive fiscal quarters ending at such time or the most recently ended prior to such time.
Second Amended and Restated Credit Agreement

          “Transactions” means the execution, delivery and performance by each Credit Party of this Agreement and the other Loan Documents to which such Obligor is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.
          “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.
          “UK Bank Account Collateral” means, collectively, the Obligor Existing UK Bank Account Collateral, the CIM Existing UK Bank Account Collateral and the Obligor 2010 UK Bank Account Collateral.
          “UK Bank Account Security Documents” means, collectively, the Obligor Existing UK Bank Account Security Agreement, the CIM Existing UK Bank Account Security Agreement and the Obligor 2010 UK Bank Account Security Agreement.
          “U.S. Lender” has the meaning assigned to such term in Section 2.16(f).
          “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          “Withholding Agent” means any Obligor or the Administrative Agent.
          SECTION 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          SECTION 1.03 Accounting Terms; GAAP.
          (a) Subject to paragraphs (b) and (c) of this Section, and except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP as in effect from time to time; provided that if the Borrowers notify the Administrative Agent that the Borrowers request an amendment to any provision hereof to eliminate the effect of any change occurring after the Amendment Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrowers that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become
Second Amended and Restated Credit Agreement

effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided further that, for the avoidance of doubt, notwithstanding anything herein to the contrary, a change in accounting treatment of Global Partners’ compensation which is permissible under GAAP shall not be deemed to be a change in GAAP or the application thereof for the purposes of this Agreement, and any such change shall not require further action of the Borrowers, Required Lenders or Administrative Agent hereunder.
          (b) All measurements or calculations of Indebtedness used in determining compliance with any covenant, condition or agreement contained in Article VII shall be made excluding the effect of Financial Accounting Standard No. 159.
          (c) No effect shall be given to any change in GAAP arising out of a change described in (i) the Proposed Accounting Standards Update to Leases (Topic 840) dated August 17, 2010 or a substantially similar pronouncement, or (ii) Revenue Recognition ASU Topic 605 issued on June 24, 2010 or a substantially similar pronouncement.
          SECTION 1.04 Currencies; Currency Equivalents. At any time, any reference in the definition of the term “Agreed Foreign Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the Amendment Effective Date. Except as provided in Section 2.09(b) and the last sentence of Section 2.17(a), for purposes of determining (i) whether the amount of any Borrowing or Letter of Credit, together with all other Borrowings and Letters of Credit then outstanding or to be borrowed at the same time as such Borrowing, would exceed the aggregate amount of the Revolving Credit Commitments, (ii) the aggregate unutilized amount of the Revolving Credit Commitments and (iii) the outstanding aggregate principal amount of Borrowings and LC Exposure, the outstanding principal amount of any Borrowing or Letter of Credit that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Borrowing or Letter of Credit determined as of the date of such Borrowing (determined in accordance with the last sentence of the definition of the term “Interest Period”) or Letter of Credit. Wherever in this Agreement in connection with a Borrowing, Loan or Letter of Credit an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Borrowing, Loan or Letter of Credit is denominated in a Foreign Currency, such amount shall be the relevant Foreign Currency Equivalent of such Dollar amount (rounded to the nearest 1,000 units of such Foreign Currency).
          SECTION 1.05 Effect of Amendment and Restatement. On the Amendment Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety in the form hereof. The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation, payment and reborrowing or termination of the obligations under the Existing Credit Agreement as in effect immediately prior to the Amendment Effective Date, which remain outstanding (as amended and restated hereby), and (ii) such obligations (including, without limitation, the obligations set forth in Section 10.21 of the Existing Credit Agreement) are in all respects continuing (as amended and restated hereby).
ARTICLE II
THE CREDITS
          SECTION 2.01 Revolving Credit Loans and Term Loans.
          (a) Revolving Credit Loans. Subject to the terms and conditions set forth herein, each Revolving Credit Lender agrees to make Revolving Credit Loans in Dollars or in any Agreed Foreign Currency to the Borrowers from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Credit Exposure
Second Amended and Restated Credit Agreement

exceeding such Lender’s Revolving Credit Commitment or (ii) the total Revolving Credit Exposures exceeding the total Revolving Credit Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Credit Loans.
          If any Revolving Credit Loans or Letters of Credit shall be outstanding immediately prior to the Amendment Effective Date, the Borrowers shall borrow Revolving Credit Loans from the Revolving Credit Lenders, and the Revolving Credit Lenders shall make Revolving Credit Loans to the Borrowers (in the case of Eurocurrency Revolving Credit Loans, with Interest Periods commencing on the Amendment Effective Date and ending on the date as shall have been previously notified to the Lenders in connection therewith) and shall be deemed to have acquired participations of the Revolving Credit Lenders in any Letters of Credit that are outstanding immediately prior to the Amendment Effective Date, and (notwithstanding the provisions of Section 2.17 requiring that borrowings and prepayments be made ratably in accordance with the principal amounts of the Revolving Credit Loans held by the Revolving Credit Lenders) the Borrowers shall repay in full the principal of and interest on all of the Revolving Credit Loans made by the Retiring Revolving Credit Lenders to the Borrowers hereunder (together with any other amounts payable hereunder to such Retiring Revolving Credit Lender in connection with their respective “Revolving Credit Commitments” under (and as defined in) the Existing Credit Agreement) and to the extent necessary shall repay the principal of the Revolving Credit Loans made by the Revolving Credit Lenders to the Borrowers, in each case together with any amounts owing pursuant to Section 2.15 as a result of such payment, so that after giving effect to such Revolving Credit Loans, purchases and prepayments, the Revolving Credit Loans and LC Exposure in respect of all outstanding Letters of Credit shall be held by the Revolving Credit Lenders ratably in accordance with the respective amounts of their Revolving Credit Commitments as of the Amendment Effective Date as specified on Schedule 1 and, in that connection, the Issuing Banks shall be deemed to have released the Retiring Revolving Credit Lenders on such date to the extent of the respective purchases by the Revolving Credit Lenders. To effect the foregoing payments, the related transfers of funds shall be netted to the extent necessary to minimize the actual flows of funds between the relevant parties. Upon the satisfaction of the foregoing, each Retiring Revolving Credit Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Revolving Credit Lender” under this Agreement.
          (b) Term Loans. With respect to the Term Loans outstanding immediately prior to the Amendment Effective Date, the Borrowers shall borrow Term Loans from the Term Lenders, and the Term Lenders shall make Term Loans to the Borrowers (in the case of Eurocurrency Term Loans, with Interest Periods commencing on the Amendment Effective Date and ending on the date as shall have been previously notified to the Lenders in connection therewith), and (notwithstanding the provisions of Section 2.17 requiring that borrowings and prepayments be made ratably in accordance with the principal amounts of the Term Loans held by the Term Lenders) the Borrowers shall repay in full the principal of and interest on all of the Term Loans made by the Retiring Term Lenders to the Borrowers hereunder (together with any other amounts payable hereunder to such Retiring Term Lender in connection with their respective “Term Loans” under (and as defined in) the Existing Credit Agreement) and to the extent necessary shall repay the principal of the Term Loans made by the Term Lenders to the Borrowers, in each case together with any amounts owing pursuant to Section 2.15 as a result of such payment, so that after giving effect to such Term Loans and prepayments, the Term Loans shall be held by the Term Lenders in the amounts set forth on Schedule 1. To effect the foregoing payments, the related transfers of funds shall be netted to the extent necessary to minimize the actual flows of funds between the relevant parties. Upon the satisfaction of the foregoing, each Retiring Term Lender shall cease to be, and shall cease to have any of the rights and obligations of, a “Term Lender” under this Agreement.
          SECTION 2.02 Loans and Borrowings.
          (a) Obligations of Lenders. Each Revolving Credit Loan shall be made as part of a Borrowing consisting of Revolving Loans of the same Type and Currency made by the Revolving Credit Lenders ratably in accordance with their respective Revolving Credit Commitments. The failure of any
Second Amended and Restated Credit Agreement

Revolving Credit Lender to make any Revolving Credit Loan required to be made by it shall not relieve any other Revolving Credit Lender of its obligations hereunder; provided that the Revolving Credit Commitments of the Revolving Credit Lenders are several and no Revolving Credit Lender shall be responsible for any other Revolving Credit Lender’s failure to make Revolving Credit Loans as required.
          (b) Type of Loans. Subject to Section 2.12, each Borrowing shall be comprised entirely of ABR Loans or of Eurocurrency Loans denominated in a single Currency as the Borrowers may request in accordance herewith. Each ABR Loan shall be denominated in Dollars. Each Revolving Credit Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Revolving Credit Lender to make such Revolving Credit Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Revolving Credit Loan in accordance with the terms of this Agreement.
          (c) Minimum Amounts; Limitation on Number of Borrowings. Each Eurocurrency Borrowing shall be in an aggregate amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Each ABR Borrowing shall be in an aggregate amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that a Revolving Credit ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Credit Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.04(f). Borrowings of more than one Class, Type and Currency may be outstanding at the same time; provided that there shall not at any time be more than a total of fourteen Eurocurrency Borrowings outstanding.
          (d) Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request (or to elect to convert to or continue as a Eurocurrency Borrowing):
     (i) any Revolving Credit Borrowing if the Interest Period requested therefor would end after the Maturity Date; or
     (ii) any Term Borrowing if the Interest Period requested therefor would end after the Maturity Date.
          SECTION 2.03 Requests for Borrowings.
          (a) Notice by the Borrowers. To request a Borrowing, the Borrowers shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurocurrency Borrowing denominated in Dollars, not later than 10:00 a.m., New York City time, two Business Days before the date of the proposed Borrowing, (ii) in the case of a Eurocurrency Borrowing denominated in a Foreign Currency, not later than 10:00 a.m., London time, four Business Days before the date of the proposed Borrowing, or (iii) in the case of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrowers.
          (b) Content of Borrowing Requests. Each telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:
     (i) whether the requested Borrowing is to be a Revolving Credit Borrowing or a Term Loan Borrowing;
     (ii) the aggregate amount and, in the case of a Revolving Credit Borrowing, the Currency of the requested Borrowing;
Second Amended and Restated Credit Agreement

     (iii) the date of such Borrowing, which shall be a Business Day;
     (iv) in the case of a Term Borrowing or of a Revolving Credit Borrowing denominated in Dollars, whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;
     (v) in the case of a Eurocurrency Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d);
     (vi) the identity of the Borrower that is to receive the proceeds of such Borrowing; and
     (vii) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.
          (c) Notice by the Administrative Agent to the Lenders. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
          (d) Failure to Elect. If no election as to the Currency of a Revolving Credit Borrowing is specified, then the requested Revolving Credit Borrowing shall be denominated in Dollars. If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing unless such Borrowing is a Revolving Credit Borrowing as to which an Agreed Foreign Currency has been specified, in which case the requested Revolving Credit Borrowing shall be a Eurocurrency Borrowing denominated in such Agreed Foreign Currency. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.
          SECTION 2.04 Letters of Credit.
          (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrowers may request any Issuing Bank to issue, at any time and from time to time during the Revolving Credit Availability Period, Letters of Credit denominated in Dollars or any Agreed Foreign Currency for the account of a Borrower or a Subsidiary of a Borrower in such form as is acceptable to such Issuing Bank in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Credit Commitments.
          (b) Notice of Issuance, Amendment, Renewal or Extension. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrowers shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the respective Issuing Bank) to an Issuing Bank selected by them with a copy to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount and Currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the respective Issuing Bank, the Borrowers also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement
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submitted by the Borrowers to, or entered into by the Borrowers with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
          (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the total LC Exposures shall not exceed $150,000,000 and (ii) the total Revolving Credit Exposures shall not exceed the total Revolving Credit Commitments.
          (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit) and (ii) the date that is three Business Days prior to the Maturity Date.
          (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by any Issuing Bank, and without any further action on the part of such Issuing Bank or the Revolving Credit Lenders, such Issuing Bank hereby grants to each Revolving Credit Lender, and each Revolving Credit Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Credit Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Credit Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Credit Commitments.
          In consideration and in furtherance of the foregoing, each Revolving Credit Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent in Dollars, for account of the respective Issuing Bank, such Revolving Credit Lender’s Applicable Percentage of the Dollar Equivalent of each LC Disbursement made by an Issuing Bank promptly upon the request of such Issuing Bank at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrowers or at any time after any reimbursement payment is required to be refunded to the Borrowers for any reason. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.05 with respect to Revolving Credit Loans made by such Revolving Credit Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Revolving Credit Lenders), and the Administrative Agent shall promptly pay to the respective Issuing Bank the amounts so received by it from the Revolving Credit Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrowers pursuant to the next following paragraph, the Administrative Agent shall distribute such payment to the respective Issuing Bank or, to the extent that the Revolving Credit Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Credit Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Credit Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement shall not constitute a Revolving Credit Loan and shall not relieve the Borrowers of their obligations to reimburse such LC Disbursement.
          (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse such Issuing Bank in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to the Dollar Equivalent of such LC Disbursement not later than 12:00 noon, New York City time, on the Business Day immediately following the day that any Borrower receives such notice; provided that the Borrowers may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with a Revolving Credit ABR Borrowing in the Dollar Equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the
Second Amended and Restated Credit Agreement

resulting Revolving Credit ABR Borrowing. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Revolving Credit Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Revolving Credit Lender’s Applicable Percentage thereof.
          (g) Obligations Absolute. The Borrowers’ obligations to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the respective Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder, except in each case for errors or omissions resulting from the gross negligence or willful misconduct of such Issuing Bank or its employees or agents.
          No Issuing Bank shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the respective Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the respective Issuing Bank, except in each case for errors or omissions resulting from the gross negligence or willful misconduct of such Issuing Bank or its employees or agents; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank, any action taken or omitted by any Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in accordance with the standard of care specified in the NYUCC, shall be binding on the Borrowers and shall not result in any liability of such Issuing Bank to the Borrowers.
          (h) Disbursement Procedures. The Issuing Bank for any Letter of Credit shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the Borrowers by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligations to reimburse such Issuing Bank and the Revolving Credit Lenders with respect to any such LC Disbursement.
          (i) Interim Interest. If the Issuing Bank for any Letter of Credit shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then the rate
Second Amended and Restated Credit Agreement

specified in Section 2.11(c) shall apply on each such past-due day. Interest accrued pursuant to this paragraph shall be for account of such Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Credit Lender pursuant to paragraph (f) of this Section to reimburse such Issuing Bank shall be for account of such Revolving Credit Lender to the extent of such payment.
          (j) Replacement of an Issuing Bank. Any Issuing Bank may be replaced at any time at the designation of the Borrowers and the consent of the successor Issuing Bank (with notice to the Administrative Agent). The Administrative Agent shall notify the Revolving Credit Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for account of the replaced Issuing Bank pursuant to Section 2.10(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to include such successor or any previous Issuing Bank, or such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
          (k) Cash Collateralization. If either (i) the Loans shall have been accelerated pursuant to Section 8.01 (an “Acceleration Event”) or (ii) the Borrowers shall be required to provide cover for LC Exposure pursuant to Section 2.09(b) or Section 2.19(d)(ii), the Borrowers shall immediately deposit into an account designated by the Administrative Agent an amount in Dollars in cash equal to, in the case of an Acceleration Event, the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit as of such date and, in the case of cover pursuant to Section 2.09(b), the amount required under Section 2.09(b), as the case may be. The Borrowers shall not at any time thereafter permit the amount of such deposit to be less than the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent in Permitted Investments and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, with the consent of Revolving Credit Lenders with LC Exposure representing more than 50% of the total LC Exposure, be applied to satisfy other obligations of the Borrowers under this Agreement.
          SECTION 2.05 Funding of Borrowings
          (a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrowers by promptly crediting the amounts so received, in like funds, to an account of the Borrowers designated by the Borrowers in the applicable Borrowing Request; provided that Revolving Credit ABR Borrowings made to finance the reimbursement of an LC Disbursement as provided in Section 2.04(f) shall be remitted by the Administrative Agent to the respective Issuing Bank.
          (b) Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date (or, in the case of any ABR Borrowing, prior to 10:00 a.m., New York City time, on the date such ABR
Second Amended and Restated Credit Agreement

Borrowing is to be made) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) in the case of a payment to be made by the Borrowers, the interest rate applicable to ABR Loans. If the Borrowers and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrowers the amount of such interest paid by the Borrowers for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrowers shall be without prejudice to any claim the Borrowers may have against a Lender that shall have failed to make such payment to the Administrative Agent.
          SECTION 2.06 Interest Elections.
          (a) Elections by the Borrowers. The Loans comprising each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Borrowing (other than any Eurocurrency Borrowing made pursuant to Section 2.01(a) or Section 2.01(b)), shall have the Interest Period specified in such Borrowing Request. Thereafter, the Borrowers may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurocurrency Borrowing, may elect the Interest Period therefor, all as provided in this Section; provided that (i) a Borrowing denominated in one Currency may not be continued as, or converted to, a Borrowing in a different Currency, (ii) no Eurocurrency Borrowing denominated in a Foreign Currency may be continued if, after giving effect thereto, the aggregate Revolving Credit Exposures would exceed the aggregate Revolving Credit Commitments, (iii) a Eurocurrency Borrowing denominated in a Foreign Currency may not be converted to a Borrowing of a different Type and (iv) the Borrowers may at any time during the pendency of an Interest Period for any Eurocurrency Loan provide an Interest Election Request hereunder to select a new Interest Period for such Eurocurrency Loan, the applicable LIBO Rate for such Eurocurrency Loan to be effective on the Business Day specified in such request, which effective date shall be not less than the second Business Day following such request (and such request shall otherwise be given in accordance with, and comply with the requirements, if applicable, of, paragraph (c) below), in which case the relevant Lenders shall be entitled to receive amounts payable under Section 2.15 as if such Lenders had received a prepayment of such Loan on such effective date. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
          (b) Notice of Elections. To make an election pursuant to this Section, the Borrowers shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrowers were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrowers.
Second Amended and Restated Credit Agreement

          (c) Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
     (iii) whether, in the case of a Borrowing denominated in Dollars, the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and
     (iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d).
          (d) Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
          (e) Failure to Elect; Events of Default. If the Borrowers fail to deliver a timely and complete Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period therefor, then, unless such Eurocurrency Borrowing is repaid as provided herein, the Borrowers shall be deemed to have selected an Interest Period of one month’s duration.
          Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent or the Required Lenders so notifies the Borrowers, then, so long as an Event of Default is continuing (A) no outstanding Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing, (B) unless repaid, each Eurocurrency Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period therefor and (C) no outstanding Eurocurrency Borrowing denominated in a Foreign Currency may have an Interest Period of more than one month’s duration.
          SECTION 2.07 Termination and Reduction of the Revolving Credit Commitments.
          (a) Scheduled Termination. Unless previously terminated, the Revolving Credit Commitments shall terminate on the Maturity Date.
          (b) Voluntary Termination or Reduction. The Borrowers may at any time terminate, or from time to time reduce, the Revolving Credit Commitments; provided that (i) each partial reduction of the Revolving Credit Commitments pursuant to this Section shall be in an amount that is $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (ii) the Borrowers shall not terminate or reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Revolving Credit Loans in accordance with Section 2.09, the total Revolving Credit Exposures would exceed the total Revolving Credit Commitments.
          (c) Notice of Voluntary Termination or Reduction. The Borrowers shall notify the Administrative Agent of any election to terminate or reduce the Revolving Credit Commitments under paragraph (b) of this Section at least two Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrowers pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Credit Commitments delivered
Second Amended and Restated Credit Agreement

by the Borrowers may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrowers (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
          (d) Effect of Termination or Reduction. Any termination or reduction of the Revolving Credit Commitments shall be permanent. Subject to Section 2.19(h), each reduction of the Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Commitments.
          SECTION 2.08 Repayment of Loans; Evidence of Debt.
          (a) Repayment. The Borrowers hereby unconditionally promise to pay the Loans as follows:
     (i) to the Administrative Agent for account of the Revolving Credit Lenders the outstanding principal amount of the Revolving Credit Loans on the Maturity Date,
     (ii) to the Administrative Agent for account of the Term Lenders the outstanding principal amount of the Term Loans on each Principal Payment Date falling in the month and year set forth below in the aggregate principal amount equal to (A) the percentage set forth opposite such Principal Payment Date multiplied by (B) the aggregate outstanding principal amount of the Term Loans as of the Amendment Effective Date, subject to adjustment pursuant to paragraph (b) of this Section:

Principal Payment Date	Percentage
September, 2014	7.50%
December, 2014	7.50%
March, 2015	8.75%
June, 2015	8.75%
September, 2015	8.75%
December, 2015	8.75%
March, 2016	12.5%
June, 2016	12.5%
September, 2016	12.5%
Maturity Date	12.5%
     (iii) to the extent any Term Loan remains outstanding on the Maturity Date, to the Administrative Agent for account of the applicable Term Lenders the outstanding principal amount of the Term Loans on the Maturity Date.
          In addition to the foregoing, if any Obligor incurs any Subordinated Indebtedness that requires pursuant to the terms thereof a redemption or principal repayment with respect to such Subordinated Indebtedness prior to the date that is six months after the Maturity Date in an aggregate principal amount for all such redemptions and repayments exceeding $250,000,000 (the first date on which the aggregate principal amount of all such redemptions and repayments made on or prior to such date shall exceed $250,000,000, the “Test Date”), then on the date of the incurrence of such Subordinated Indebtedness:
     (A) the Maturity Date shall be brought forward such that the Maturity Date shall occur on the date (the “Accelerated Maturity Date”) that is six months prior to the Test Date; and
Second Amended and Restated Credit Agreement

     (B) the amortization schedule for the Term Loans contained in paragraph (a)(ii) of this Section shall be adjusted by adding to the aggregate principal amount of Term Loans required to be repaid on the Accelerated Maturity Date an amount equal to the aggregate principal amount of Term Loans scheduled to be repaid after the Accelerated Maturity Date (as determined before the incurrence of such Subordinated Indebtedness).
          (b) Adjustment of Amortization Schedule. Any prepayment of the Term Loans shall be applied to reduce the subsequent scheduled repayments of the Term Loans to be made pursuant to this Section in accordance with Section 2.09.
          (c) Manner of Payment. Prior to any repayment or prepayment of any Borrowings of any Class hereunder, and subject (in the case of a prepayment) to any applicable provisions of Section 2.09, the Borrowers shall select the Borrowing or Borrowings of the applicable Class to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 10:00 a.m., New York City time, two Business Days before (or, in the case of ABR Borrowings, the same Business Day of) the scheduled date of such repayment; provided that each repayment of Borrowings of any Class shall be applied to repay any outstanding ABR Borrowings of such Class before any other Borrowings of such Class. If the Borrowers fail to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings of the applicable Class and, second, to other Borrowings of such Class in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first). Each payment of a Borrowing shall be applied ratably to the Loans included in such Borrowing.
          (d) Maintenance of Records by Lenders. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts and Currency of principal and interest payable and paid to such Lender from time to time hereunder.
          (e) Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount and Currency of each Loan made hereunder, the Class and Type thereof and each Interest Period therefor, (ii) the amount and Currency of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount and Currency of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender’s share thereof.
          (f) Effect of Entries. The entries made in the records maintained pursuant to paragraph (d) or (e) of this Section shall be presumptively correct evidence of the existence and amounts of the obligations recorded therein absent manifest error; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.
          (g) Promissory Notes. Any Lender may request that Loans of any Class made by it be evidenced by a promissory note, which promissory note shall (i) in the case of any Revolving Credit Loan, be substantially in the form of Exhibit F and (ii) in the case of any Term Loan, be substantially in the form of Exhibit G. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).
Second Amended and Restated Credit Agreement

          SECTION 2.09 Prepayment of Loans.
          (a) Optional Prepayments. The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty, subject to the requirements of this Section. Any prepayment of the Term Loans pursuant to this paragraph shall be applied to the installments thereof in the manner directed by the Borrowers.
          (b) Mandatory Prepayments—Revolving Credit Loans—Foreign Currency Valuations. On each Quarterly Date prior to the Maturity Date, the Administrative Agent shall determine the aggregate Revolving Credit Exposure. For the purpose of this determination, the outstanding principal amount of any Loan that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan, determined as of such Quarterly Date. If on the date of such determination the aggregate Revolving Credit Exposure exceeds the sum of (i) 105% of the aggregate amount of the Revolving Credit Commitments as then in effect plus (ii) the amount then on deposit in the account contemplated by Section 2.04(k), the Administrative Agent shall promptly notify the Lenders and the Borrowers thereof and the Borrowers shall, within five Business Days after their receipt of such notice, prepay the Revolving Credit Loans (and/or provide cover for LC Exposure as specified in Section 2.04(k)) in such amounts as shall be sufficient to eliminate such excess.
          (c) Notices, Etc. The Borrowers shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 10:00 a.m., New York City time (or, in the case of a Borrowing denominated in a Foreign Currency, 11:00 a.m., London time), two Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 10:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Credit Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and all other amounts payable under this Agreement, including under Section 2.15. Amounts prepaid in respect of Term Loans may not be reborrowed.
          SECTION 2.10 Fees.
          (a) Commitment Fees. The Borrowers agree to pay to the Administrative Agent for account of each Lender a commitment fee, which shall accrue on the average daily unused amount of the Revolving Credit Commitment of such Lender during the period from and including the Amendment Effective Date to but excluding the date such Revolving Credit Commitment terminates at a rate per annum equal to the Applicable Rate. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the date the Revolving Credit Commitments terminate, commencing on December 31, 2011. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to the Revolving Credit Commitments, the Revolving Credit Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Credit Loans and LC Exposure of such Lender.
Second Amended and Restated Credit Agreement

          (b) Letter of Credit Fees. The Borrowers agree to pay (i) to the respective Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder, and (ii) to the Administrative Agent for account of each Revolving Credit Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment Effective Date to but excluding the later of the date on which such Lender’s Revolving Credit Commitment terminates and the date on which such Lender ceases to have any LC Exposure at a rate per annum equal to (i) the Applicable Rate applicable to interest on Revolving Credit Eurocurrency Loans minus (ii) the fronting fee referred to in clause (i) above. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on December 31, 2011; provided that all such fees shall be payable on the date on which the Revolving Credit Commitments terminate and any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 10 Business Days after receipt of a reasonably detailed written invoice therefor. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (c) Administrative Agent Fees. The Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrowers and the Administrative Agent.
          (d) Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent (or to the respective Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.
          SECTION 2.11 Interest.
          (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Rate.
          (b) Eurocurrency Loans. The Loans comprising each Eurocurrency Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period for such Borrowing plus the Applicable Rate.
          (c) Default Interest. Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.
          (d) Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Credit Loans, upon termination of the Revolving Credit Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable from time to time on demand, (ii) in the event of any
Second Amended and Restated Credit Agreement

repayment or prepayment of any Loan (other than a prepayment of a Revolving Credit ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.
          (e) Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be presumptively correct absent manifest error. The Administrative Agent shall, at the request of the Borrowers, deliver to the Borrowers a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.11(a) and Section 2.11(b).
          SECTION 2.12 Alternate Rate of Interest. If prior to the first day of any Interest Period for any Eurocurrency Loan (the Currency of such Loan herein called the “Affected Currency”):
     (a) the Administrative Agent shall have determined (which determination shall be presumptively correct absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for the Affected Currency for such Interest Period, or
     (b) the Administrative Agent shall have received notice from the Required Lenders in respect of the relevant Facility that by reason of any changes arising after the Amendment Effective Date the Adjusted LIBO Rate for the Affected Currency determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, then the Administrative Agent shall give telecopy notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given, (i) if the Affected Currency is Dollars (x) any Eurocurrency Loans denominated in Dollars under the relevant Facility requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans denominated in Dollars under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurocurrency Loans shall be continued as ABR Loans and (z) any outstanding Eurocurrency Loans denominated in Dollars under the relevant Facility shall be converted, on the last day of the then-current Interest Period with respect thereto, to ABR Loans or (ii) if the Affected Currency is an Agreed Foreign Currency, the request for any Eurocurrency Loans under the relevant Facility to be made on the first day of such Interest Period shall be ineffective. Until such notice has been withdrawn by the Administrative Agent (which action the Administrative Agent will take promptly after the conditions giving rise to such notice no longer exist), no further Eurocurrency Loans under the relevant Facility shall be made or continued as such, nor shall the Borrowers have the right to convert Loans under the relevant Facility to Eurocurrency Loans. If the Borrowers are not permitted to continue a Eurocurrency Loan which is denominated in a Foreign Currency pursuant to this Section, such Eurocurrency Loan shall automatically be redenominated in Dollars on the last day of the applicable Interest Period in an amount equal to the Dollar Equivalent thereof.
     SECTION 2.13 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof, in each case, first made after the Amendment Effective Date, shall make it unlawful for any Lender to make or maintain Eurocurrency Loans as contemplated by this Agreement, such Lender shall promptly give notice thereof (a “Rate Determination Notice”) to the Administrative Agent and the Borrowers, and (a) the commitment
Second Amended and Restated Credit Agreement

of such Lender hereunder to make Eurocurrency Loans, continue Eurocurrency Loans as such and convert ABR Loans to Eurocurrency Loans shall be suspended during the period of such illegality, (b) such Lender’s Loans then outstanding as Eurocurrency Loans denominated in Dollars, if any, shall be converted automatically to ABR Loans denominated in Dollars on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law and (c) (i) such Lender’s Loans then outstanding as Eurocurrency Loans denominated in any Agreed Foreign Currency, if any, shall be converted automatically on the respective last days of the then current Interest Periods with respect to such Loans (an “Affected Interest Period”) to Eurocurrency Loans denominated in such Agreed Foreign Currency having the next shortest Interest Period which is not affected by such adoption of or change in any Requirement of Law and (ii) if all Interest Periods are Affected Interest Periods in respect of such Eurocurrency Loans denominated in any Agreed Foreign Currency, during the 30-day period following any such Rate Determination Notice (the “Negotiation Period”) the Administrative Agent and the Borrowers shall negotiate in good faith with a view to agreeing upon a substitute interest rate basis which shall reflect the cost to the applicable Lenders of funding such Loans from alternative sources (a “Substitute Basis”), and if such Substitute Basis is so agreed upon during the Negotiation Period, such Substitute Basis shall apply in lieu of the Adjusted LIBO Rate to all Interest Periods for the Eurocurrency Loans denominated in such Agreed Foreign Currency of the applicable Lenders commencing on or after the first day of an Affected Interest Period, until the circumstances giving rise to such Rate Determination Notice have ceased to apply. If a Substitute Basis is not agreed upon during the Negotiation Period, each affected Lender shall determine (and shall certify from time to time in a certificate delivered by such Lender to the Administrative Agent setting forth in reasonable detail the basis of the computation of such amount) the rate basis reflecting the cost to such Lender of funding its Eurocurrency Loan denominated in such Agreed Foreign Currency for any Interest Period commencing on or after the first day of an Affected Interest Period, until the circumstances giving rise to such Rate Determination Notice have ceased to apply, and such rate basis shall be presumptively correct, absent manifest error, and shall apply in lieu of the Adjusted LIBO Rate for the relevant Interest Periods. If a Rate Determination Notice has been given, then until such Rate Determination Notice has been withdrawn by the Administrative Agent, no Eurocurrency Loans of the applicable Lenders denominated in such Agreed Foreign Currency shall have an Interest Period having a duration equal to an Affected Interest Period. The Borrowers may elect to prepay the Eurocurrency Loans denominated in such Agreed Foreign Currency of the applicable Lenders pursuant to Section 2.09(a) at any time; provided that if the Borrowers elect not to prepay such Eurocurrency Loans and the Borrowers are not permitted to continue such Eurocurrency Loan pursuant to this Section, such Eurocurrency Loan shall automatically be redenominated in Dollars on the last day of the applicable Interest Period in an amount equal to the Dollar Equivalent thereof. If any such conversion of a Eurocurrency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrowers shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.15. For the purposes of this Section, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives thereunder or issued in connection therewith and (y) all rules, regulations, orders, requests, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted and gone into effect from and after the Amendment Effective Date.
          SECTION 2.14 Increased Costs.
          (a) Increased Costs Generally. Except with respect to Taxes (which shall be governed by Section 2.16), if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority first made, in each case, subsequent to the Amendment Effective Date:
Second Amended and Restated Credit Agreement

     (i) shall impose, modify or hold applicable any reserve, any requirement to maintain liquid assets, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Adjusted LIBO Rate hereunder; or
     (ii) shall impose on such Lender any other condition not otherwise contemplated hereunder;
and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender reasonably deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans or issuing or participating in Letters of Credit (in each case hereunder), or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrowers shall promptly pay such Lender, in Dollars, within ten Business Days after the Borrowers’ receipt of a reasonably detailed invoice therefor (showing with reasonable detail the calculations thereof), any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrowers (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.
          (b) Capital Requirements. If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any holding company controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority first made, in each case, subsequent to the Amendment Effective Date shall have the effect of reducing the rate of return on such Lender’s or such holding company’s capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such holding company’s policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within ten Business Days after submission by such Lender to the Borrowers (with a copy to the Administrative Agent) of a reasonably detailed written request therefor (consistent with the detail provided by such Lender to similarly situated borrowers), the Borrowers shall pay to such Lender, in Dollars, such additional amount or amounts as will compensate such Lender or such holding company on an after-tax basis for such reduction.
          (c) Certificates for Reimbursement. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrowers (with a copy to the Administrative Agent) shall be presumptively correct in the absence of manifest error.
          (d) Delay in Requests. Notwithstanding anything to the contrary in this Section, the Borrowers shall not be required to compensate a Lender pursuant to this Section for any amounts incurred more than 180 days prior to the date that such Lender notifies the Borrowers of such Lender’s intention to claim compensation therefor; provided that if the circumstances giving rise to such claim have a retroactive effect, then such 180-day period shall be extended to include the period of such retroactive effect.
          (e) Dodd-Frank and Basel III. For the purposes of this Section, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all rules, regulations, orders, requests, guidelines or directives thereunder or issued in connection therewith and (y) all rules, regulations, orders, requests, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory
Second Amended and Restated Credit Agreement

authorities, in each case pursuant to Basel III, shall in each case be deemed to have been adopted and gone into effect from and after the Amendment Effective Date.
          SECTION 2.15 Break Funding Payments. The Borrowers agree to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense (other than lost profits, including the loss of Applicable Rate) that such Lender may actually sustain or incur as a consequence of (a) default by any Borrower in making a borrowing of, conversion into or continuation of Eurocurrency Loans after such Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by any Borrower in making any prepayment of or conversion from Eurocurrency Loans after such Borrower has given a notice thereof in accordance with the provisions of this Agreement (regardless of whether such notice is permitted to be revocable under Section 2.09(c) and is revoked in accordance herewith), (c) the making of a payment, prepayment, conversion or continuation of Eurocurrency Loans on a day that is not the last day of an Interest Period with respect thereto (including as a result of an Event of Default) or (d) the assignment as a result of a request by the Borrowers pursuant to Section 2.18(b) of any Eurocurrency Loan other than on the last day of the Interest Period therefor. A reasonably detailed certificate as to (showing in reasonable detail the calculation of) any amounts payable pursuant to this Section submitted to the Borrowers by any Lender shall be presumptively correct in the absence of manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
          SECTION 2.16 Taxes.
          (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of each Obligor hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes; provided that if any Obligor shall be required by applicable law to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions and (iii) such Obligor shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
          (b) Payment of Other Taxes by the Obligors. Without limiting the provisions of paragraph (a) above, the Obligors shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
          (c) Indemnification by the Obligors. The Obligors shall jointly and severally indemnify the Administrative Agent, each Lender and each Issuing Bank, within 30 days after demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Obligors hereunder and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate prepared in good faith as to the amount of such payment or liability delivered to the Obligors by a Lender or an Issuing Bank (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be presumptively correct absent manifest error.
          (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Obligor to a Governmental Authority, such Obligor shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority
Second Amended and Restated Credit Agreement

evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
          (e) Status of Foreign Lenders. Each Foreign Lender shall deliver to the Borrowers and the Administrative Agent (or, in the case of a Participant, to the Borrowers and to the Lender from which the related participation shall have been purchased) (i) two accurate and complete copies of IRS Form W-8ECI or W-8BEN, or, (ii) in the case of a Foreign Lender claiming exemption from United States federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest”, a statement substantially in the form of Exhibit E and two accurate and complete copies of IRS Form W-8BEN, or any subsequent versions or successors to such forms, in each case properly completed and duly executed by such Foreign Lender claiming complete exemption from, or a reduced rate of, United States federal withholding tax on all payments by an Obligor under this Agreement and the other Loan Documents. Such forms shall be delivered by each Foreign Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Foreign Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender. Each Foreign Lender shall (i) promptly notify the Borrowers and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrowers and Administrative Agent (or any other form of certification adopted by the United States taxing authorities for such purpose) and (ii) take such steps as shall not be disadvantageous to it, in its sole judgment, and as may be reasonably necessary (including the re-designation of its lending office pursuant to Section 2.18(a)) to avoid any requirement of applicable laws of any such jurisdiction that any Borrower make any deduction or withholding for taxes from amounts payable to such Lender. Notwithstanding any other provision of this paragraph, a Foreign Lender shall not be required to deliver any form pursuant to this paragraph that such Foreign Lender is not legally able to deliver. If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent such documentation as shall be reasonably requested by the Withholding Agent sufficient for the Withholding Agent to comply with its obligations under FATCA and to determine that such Lender has complied with such applicable reporting requirements.
          (f) Status of U.S. Lenders. Each Lender other than a Foreign Lender (a “U.S. Lender”) shall deliver to the Borrowers and the Administrative Agent two accurate and complete copies of IRS Form W-9, or any subsequent versions or successors to such form. Such forms shall be delivered by each U.S. Lender on or before the date it becomes a party to this Agreement. In addition, each U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such U.S. Lender. Each U.S. Lender shall promptly notify the Borrowers and the Administrative Agent at any time it determines that it is no longer in a position to provide any previously delivered certifications to the Borrowers and Administrative Agent (or any other form of certification adopted by the United States taxing authorities for such purpose).
          (g) Treatment of Certain Refunds. If the Administrative Agent or any Lender determines, in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Obligor or with respect to which any Obligor has paid additional amounts pursuant to this Section, it shall promptly pay over such refund to such Obligor (but only to the extent of indemnity payments made, or additional amounts paid, by such Obligor under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the applicable Obligor, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to such Obligor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such
Second Amended and Restated Credit Agreement

Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority; provided further that such Obligor shall not be required to repay to the Administrative Agent or the Lender an amount in excess of the amount paid over by such party to such Obligor pursuant to this Section. This paragraph shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its Taxes which it deems confidential) to the Borrowers or any other Person.
          SECTION 2.17 Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
          (a) Payments by the Obligors. Each Obligor shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, Section 2.15 or Section 2.16, or otherwise), or under any other Loan Document (except to the extent otherwise provided therein), prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document and except payments to be made directly to an Issuing Bank as expressly provided herein and payments pursuant to Section 2.14, Section 2.15, Section 2.16 and Section 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension at the then applicable rate. All amounts owing under this Agreement (including commitment fees, payments required under Section 2.14, and payments required under Section 2.15 relating to any Loan denominated in Dollars, but not including principal of, and interest on, any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 2.15, which are payable in such Foreign Currency) or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars. Notwithstanding the foregoing, if the Borrowers shall fail to pay any principal of any Loan when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan shall, if such Loan is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if the Borrowers shall fail to pay any interest on any Loan that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.
          (b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.
          (c) Pro Rata Treatment. Except to the extent otherwise provided herein (including Section 2.19): (i) each Borrowing of Revolving Credit Loans shall be made from the Revolving Credit Lenders, each payment of commitment fee under Section 2.10 in respect of the Revolving Credit Commitments shall be made for account of the Revolving Credit Lenders, and each termination or reduction of the amount of the Revolving Credit Commitments under Section 2.07 shall be applied to the
Second Amended and Restated Credit Agreement

Revolving Credit Commitments of the Revolving Credit Lenders, pro rata according to the amounts of their respective Revolving Credit Commitments; (ii) each Borrowing of Revolving Credit Loans shall be allocated pro rata among the Revolving Credit Lenders according to the amounts of their respective Revolving Credit Commitments (in the case of the making of Revolving Credit Loans) or their respective Revolving Credit Loans that are to be included in such Borrowing (in the case of conversions and continuations of Revolving Credit Loans); (iii) the Borrowing of Term Loans shall be allocated pro rata among the Term Lenders according to the amounts set forth on Schedule 1 hereto (in the case of the making of Term Loans) or their respective Term Loans that are to be included in such Borrowing (in the case of conversions and continuations of Term Loans); (iv) each payment or prepayment of principal of Revolving Credit Loans and Term Loans by the Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (v) each payment of interest on Revolving Credit Loans and Term Loans by the Borrowers shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.
          (d) Sharing of Payments by Lenders. Subject to Section 2.19, if any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender’s receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:
     (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
     (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Obligor pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to any Obligor or any Affiliate thereof (as to which the provisions of this paragraph shall apply).
Each Obligor consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Obligor rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Obligor in the amount of such participation.
          (e) Payments by the Borrowers; Presumptions by the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that the Borrowers will not make such payment, the Administrative Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the
Second Amended and Restated Credit Agreement

Administrative Agent in accordance with banking industry rules on interbank compensation. Nothing herein shall be deemed to limit the rights of the Agents or any Lender against the Borrowers.
          (f) Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e), 2.05(b), 2.17(e) or 10.03(c) then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or the applicable Issuing Bank to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid, and/or (ii) until such time as the Administrative Agent, the Borrowers and the Issuing Banks each agree that such Lender has adequately remedied all matters that caused such Lender to fail to make such payment, hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under such Sections; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its sole discretion.
          SECTION 2.18 Mitigation Obligations; Replacement of Lenders.
          (a) Designation of a Different Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.13, 2.14, 2.16(a) or 2.16(c) with respect to such Lender, it will, if requested by the Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that (i) such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no material economic, legal or regulatory disadvantage and (ii) nothing in this Section shall affect or postpone any of the obligations of the Borrowers or the rights of any Lender pursuant to Section 2.13, 2.14 or 2.16(a). The Borrowers hereby agree to pay all reasonable out-of-pocket costs and expenses incurred by any Lender in connection with any such designation or assignment.
          (b) Replacement of Lenders. The Borrowers shall be permitted to replace (at their sole expense) with a financial institution or financial institutions any Lender that (x) requests reimbursement for amounts owing pursuant to Section 2.14, 2.15 (to the extent a request made by a Lender pursuant to the operation of Section 2.15 is materially greater than requests made by other Lenders) or 2.16 or gives a notice of illegality pursuant to Section 2.13, (y) is a Defaulting Lender, or (z) that has refused to consent to any waiver or amendment with respect to any Loan Document that requires the consent of all of the Lenders and has been consented to by the Required Lenders; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.15) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (iii) the replacement financial institution or financial institutions, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent and each Issuing Bank to the extent that an assignment to such replacement financial institution of the rights and obligations being acquired by it would otherwise require the consent of the Administrative Agent or such Issuing Bank pursuant to Section 10.04, (iv) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.04, (v) the Borrowers shall pay all additional amounts (if any) required pursuant to Section 2.14 or 2.16, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, (vi) if applicable, the replacement financial institution or financial institutions shall consent to such amendment or waiver, (vii) any such replacement shall not be deemed to be a waiver of any rights that the Borrowers, the Administrative Agent or any other Lender shall have against the replaced Lender, and (viii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments thereafter.
Second Amended and Restated Credit Agreement

          SECTION 2.19. Defaulting Lenders.
          Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
          (a) commitment fees shall cease to accrue from and after the time such Lender becomes a Defaulting Lender on the unused portion of the Revolving Credit Commitment of such Defaulting Lender pursuant to Section 2.10(a);
          (b) if such Defaulting Lender is an Issuing Bank, fronting fees shall cease to accrue from and after the time such Lender becomes a Defaulting Lender on the LC Exposure attributable to Letters of Credit issued by such Issuing Bank pursuant to Section 2.10(b)(i);
          (c) the Revolving Credit Commitment, Revolving Credit Exposure and Term Loans, if any, of such Defaulting Lender shall not be included in determining whether all Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or modification pursuant to Section 10.02), provided that any amendment, waiver or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender differently than other affected Lenders or that would (i) change the percentage of Revolving Credit Commitments or of the aggregate unpaid principal amount of the Loans or LC Exposures, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (ii) amend Section 10.02 in a manner which affects such Defaulting Lender differently than other Lenders and is adverse to such Defaulting Lender or this Section 2.19, (iii) increase or extend the Revolving Credit Commitment of such Defaulting Lender or subject such Defaulting Lender to any additional obligations (it being understood that any amendment, waiver or consent in respect of conditions precedent, covenants, Defaults or Events of Default shall not constitute an increase or extension of the Revolving Credit Commitment of any Lender or an additional obligation of any Lender), (iv) reduce the principal of the Loans made by such Defaulting Lender or any LC Disbursements payable hereunder to such Defaulting Lender or (v) postpone the scheduled date for any payment of principal of, or interest on, the Loans made by such Defaulting Lender or any LC Disbursements payable hereunder to such Defaulting Lender, shall in each case require the consent of such Defaulting Lender (which consent shall be deemed to have been given if such Defaulting Lender fails to respond to a written request for such consent within 30 days after receipt of such written request);
          (d) if any LC Exposure exists at the time such Lender becomes a Defaulting Lender or at any time such Lender remains a Defaulting Lender, then:
     (i) all or any part of such LC Exposure shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Adjusted Applicable Percentages but only to the extent (x) the sum of any Non-Defaulting Lender’s Revolving Credit Exposure plus its Adjusted Applicable Percentage of such Defaulting Lender’s LC Exposure does not exceed such Non-Defaulting Lender’s Revolving Credit Commitment and (y) the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all Non-Defaulting Lenders’ Revolving Credit Commitments (it being understood that such LC Exposure shall not be reallocated after the Revolving Credit Commitments are terminated on the Maturity Date);
     (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within three Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.04(k) for so long as such LC Exposure is outstanding;
Second Amended and Restated Credit Agreement

     (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 2.19(d), the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.10(b) with respect to such Defaulting Lender’s LC Exposure (and such fees shall cease to accrue with respect to such Defaulting Lender’s LC Exposure) during the period such Defaulting Lender’s LC Exposure is cash collateralized;
     (iv) if the LC Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 2.19(d), then the fees payable to the Lenders pursuant to Sections 2.10(a) and 2.10(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Adjusted Applicable Percentages; and
     (v) if any Defaulting Lender’s LC Exposure is not reallocated pursuant to this Section 2.19(d), then, without prejudice to any rights or remedies of any Issuing Bank or any Lender hereunder, all letter of credit fees payable under Section 2.10(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank(s) until such LC Exposure is reallocated;
          (e) so long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend or increase any Letter of Credit unless such Defaulting Lender’s LC Exposure that would result from such newly issued, extended or increased Letter of Credit has been or would be, at the time of such issuance, extension or increase, fully allocated among Non-Defaulting Lenders pursuant to Section 2.19(d)(i) or fully cash collateralized by the Borrowers pursuant to Section 2.19(d)(ii);
          (f) in the event that the Administrative Agent, the Borrowers and the Issuing Banks each agree that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Defaulting Lender’s Revolving Credit Commitment and on such date such Defaulting Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Defaulting Lender to hold such Loans in accordance with its Applicable Percentage;
          (g) no reallocation pursuant to paragraph (d) above, nor the operation of any other provision of this Section 2.19, will (i) constitute a waiver or release of any claim the Borrowers, the Administrative Agent, any Issuing Bank or any other Lender may have against such Defaulting Lender, or (except with respect to clause (f) above) cause such Defaulting Lender to be a Non-Defaulting Lender, or (ii) except as expressly provided in this Section 2.19, excuse or otherwise modify the performance by the Borrowers of their respective obligations under this Agreement and the other Loan Documents; and
          (h) anything herein to the contrary notwithstanding, the Borrowers may terminate the unused amount of the Revolving Credit Commitment of a Defaulting Lender on a non-pro rata basis upon not less than three Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), provided that such termination will not be deemed to be a waiver or release of any claim the Borrowers, the Administrative Agent, the Issuing Bank or any Lender may have against such Defaulting Lender.
          SECTION 2.20 Joint and Several Liability of the Borrowers. Notwithstanding anything in this Agreement or any other Loan Document to the contrary, each Borrower hereby accepts joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by Administrative Agent and Lenders under this Agreement and the other Loan Documents, for the mutual benefit, directly and indirectly, of each Borrower and in consideration of the undertakings of the other Borrower to accept joint and several liability for the Borrower Obligations
Second Amended and Restated Credit Agreement

(as hereinafter defined). Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrower, with respect to the payment and performance of all of the Borrower Obligations (including any Borrower Obligations arising under this Section), it being the intention of the parties hereto that all of the Borrower Obligations shall be the joint and several obligations of each Borrower without preferences or distinction among them. If and to the extent that any Borrower shall fail to make any payment with respect to any of the Borrower Obligations as and when due or to perform any of the Borrower Obligations in accordance with the terms thereof, then in each such event, the other Borrower will make such payment with respect to, or perform, such Borrower Obligations. Subject to the terms and conditions hereof, the Borrower Obligations of each Borrower under the provisions of this Section constitute the absolute and unconditional, full recourse Borrower Obligations of each Borrower, enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, binding effect or enforceability of this Agreement, the other Loan Documents or any other circumstances whatsoever. As used in this Section, “Borrower Obligations” means all liabilities and obligations of every nature of the Borrowers from time to time owed to the Agents, the Issuing Banks, the Lenders or any of them under any Loan Document, whether for principal, interest (including all interest and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceedings with respect to the Borrowers, whether or not such interest or expenses are allowed as a claim in such proceeding), fees, expenses, indemnification or otherwise and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance).
ARTICLE III
GUARANTEE
          SECTION 3.01 The Guarantee. The Parent Guarantor hereby guarantees to each Holder and its successors and permitted assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations. The Parent Guarantor hereby further agrees that if the Credit Parties shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Obligations, the Parent Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.
          SECTION 3.02 Obligations Unconditional. The obligations of the Parent Guarantor under Section 3.01 are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Credit Parties under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section that the obligations of the Parent Guarantor hereunder shall be absolute and unconditional, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Parent Guarantor hereunder, which shall remain absolute and unconditional as described above:
     (i) at any time or from time to time, without notice to the Parent Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;
     (ii) any of the acts mentioned in any of the provisions of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be done or omitted;
Second Amended and Restated Credit Agreement

     (iii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or
     (iv) any lien or security interest granted to, or in favor of, any Holder as security for any of the Obligations shall fail to be perfected.
The Parent Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that any Holder exhaust any right, power or remedy or proceed against the Credit Parties under this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.
          SECTION 3.03 Reinstatement. The obligations of the Parent Guarantor under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Credit Party in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Parent Guarantor agrees that it will indemnify each Holder on demand for all reasonable costs and expenses (including fees of counsel) incurred by such Holder in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
          SECTION 3.04 Subrogation. The Parent Guarantor hereby agrees that until the payment and satisfaction in full of all Obligations (other than any contingent or indemnification obligations) and the expiration and termination of the Revolving Credit Commitments and all LC Exposure of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in Section 3.01, whether by subrogation or otherwise, against any Credit Party or any other guarantor of any of the Obligations or any security for any of the Obligations.
          SECTION 3.05 Remedies. The Parent Guarantor agrees that, as between the Parent Guarantor and the Lenders, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrowers and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrowers) shall forthwith become due and payable by the Parent Guarantor for purposes of Section 3.01.
          SECTION 3.06 Continuing Guarantee. The guarantee in this Article is a continuing guarantee, and shall apply to all Obligations whenever arising.
          SECTION 3.07 General Limitation on Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Parent Guarantor under Section 3.01 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Parent Guarantor, any Holder or any other Person, be automatically limited and
Second Amended and Restated Credit Agreement

reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          Each Obligor represents and warrants to the Agents, the Issuing Banks and the Lenders that:
          SECTION 4.01 Organization; Powers. Each of the Credit Parties and the Material Subsidiaries is duly organized, validly existing and in good standing (or, only where applicable, the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (or, only where applicable, the equivalent status in any foreign jurisdiction) in, every jurisdiction where such qualification is required.
          SECTION 4.02 Authorization; Enforceability. The Transactions are within the corporate and other organizational powers of each of the Credit Parties and have been duly authorized by all necessary corporate and other organizational action of each of the Credit Parties and, if required, by all necessary shareholder action of each of the Credit Parties. Each Loan Document has been duly executed and delivered by each Credit Party party thereto and constitutes a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
          SECTION 4.03 Governmental Approvals; No Conflicts. The Transactions:
     (a) except as would not reasonably be expected to result in a Material Adverse Effect, do not require any consent or approval (including any exchange control approval) of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents,
     (b) will not violate the charter, by-laws or other organizational documents of any Credit Party and, except as would not reasonably be expected to result in a Material Adverse Effect, will not violate the charter, by-laws or other organizational documents of any Subsidiary of the Obligors,
     (c) except as would not reasonably be expected to result in a Material Adverse Effect, will not (i) violate any Contractual Obligation of any Obligor or any of its Subsidiaries and (ii) violate any Requirement of Law with respect to any Obligor or any of its Subsidiaries,
     (d) except as would not reasonably be expected to result in a Material Adverse Effect and except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of any Obligor or any of its Subsidiaries.
          SECTION 4.04 Financial Condition; No Material Adverse Change.
          (a) Financial Condition. The Obligors have heretofore furnished to the Lenders the combined and consolidated balance sheet and statements of operations, changes in members’ equity and partners’ capital and cash flows of the Obligors and their Consolidated Subsidiaries (i) as of and for the
Second Amended and Restated Credit Agreement

fiscal year ended December 31, 2010, reported on by Ernst & Young LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2011. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Obligors and their Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) of the first sentence of this paragraph.
          (b) No Material Adverse Change. Since December 31, 2010, there has been no material adverse change, or any event or occurrence which will have a material adverse change, in the business, financial condition, operations or properties of the Obligors and their Consolidated Subsidiaries, taken as a whole.
          SECTION 4.05 Properties. Each of the Obligors and its Subsidiaries has good title to, or valid leasehold interests in, all its property, subject only to Liens permitted by Section 7.02 and except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 4.06 Litigation and Environmental Matters.
          (a) Actions, Suits and Proceedings. Except as set forth on Schedule 7 of the Disclosure Schedules Statement, there are no actions, suits, proceedings or investigations by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of any Obligor, likely to be commenced within a reasonable period of time against any Obligor or any of its Subsidiaries (i) that would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that restrain, prevent or impose or can reasonably be expected to impose materially adverse conditions upon the Transactions.
          (b) Environmental Matters. Except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, none of the Obligors nor any of their Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law or (ii) has become subject to any Environmental Liability.
          SECTION 4.07 Compliance with Laws; No Default. Each of the Obligors and its Subsidiaries is in compliance with all Requirements of Law with respect to it, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.
          SECTION 4.08 Investment Company Status. Each of the Obligors and its Subsidiaries (other than any Subsidiary that is not a Credit Party and that is organized for purposes of making co-investments) is not an “investment company” registered or required to be registered under the Investment Company Act of 1940.
          SECTION 4.09 Taxes. Each of the Obligors and its Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all Taxes shown to be due and payable on such returns, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books any reserves required in conformity with GAAP or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 4.10 ERISA. No ERISA Event has occurred within the past five years or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability to any Obligor or its Subsidiaries is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Except as would not reasonably be expected to result in a Material
Second Amended and Restated Credit Agreement

Adverse Effect, the present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of The Financial Accounting Board Accounting Standards Notification Topic 715) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan.
          SECTION 4.11 Disclosure. None of the written information (excluding the projections and pro forma information referred to below) furnished by or on behalf of the Obligors to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected and pro forma financial information, the Obligors represent only that such information was based upon good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such information may differ from the projected results set forth therein by a material amount.
          SECTION 4.12 Use of Credit. Neither any Obligor nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.
          SECTION 4.13 Subsidiaries; Collateral.
          (a) Set forth in Schedule 4 of the Disclosure Schedules Statement is a complete and correct list of all of the Credit Parties as of the Amendment Effective Date, together with, for each such Credit Party, (i) the full and correct legal name, (ii) the type of organization, (iii) the jurisdiction of organization, (iv) the organizational ID number (if any), (v) prior or trade or doing-business-as names in the five years prior to the Amendment Effective Date, (vi) the mailing address and appropriate Uniform Commercial Code filing office and (vii) if applicable, whether it is a Management Fee Guarantor or a Carried Interest Guarantor and, if applicable, whether it is a GP Guarantor or an ILP. Each of the Credit Parties owns, free and clear of Liens (other than Liens created pursuant to the Security Documents and Liens permitted by Section 7.02), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule 4 of the Disclosure Schedules Statement, and each of the Credit Parties is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to the Security Documents. As of the Amendment Effective Date, none of the Equity Interests in any of the Subsidiaries of the Obligors is a “security” (as defined in Section 8-102 of the NYUCC).
          (b) Each Credit Party has not (i) within the period of four months prior to the Amendment Effective Date, changed its location (as defined in Section 9-307 of the NYUCC), or (ii) heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person.
          (c) Set forth in Schedule 6 of the Disclosure Schedules Statement is a complete and correct list of all Management Fee Agreements as of the Amendment Effective Date. On the Amendment Effective Date, the Aggregate Management Fee Collateral for the Quarterly Date occurring on June 30, 2011 (assuming, for purposes of such determination, that the Management Fee Subsidiaries that are Credit Parties on the Amendment Effective Date were “Credit Parties” on such date) was at least equal to 70% of the Aggregate Management Fees for such Quarterly Date.
          (d) The Security Documents are effective to create in favor of the Collateral Agent for the benefit of the Holders a legal, valid and enforceable security interest in the Collateral described
Second Amended and Restated Credit Agreement

therein. In the case of (i) the Equity Collateral described in the Primary Security Agreement and the General Guarantee and Security Agreement, when any stock certificates or notes, as applicable, representing such Equity Collateral are delivered to the Collateral Agent, (ii) the Deposit Accounts or Securities Accounts described in the Primary Security Agreement, the CIM US Bank Account Security Agreement, the UK Bank Account Security Documents, and the General Guarantee and Security Agreement, when the Collateral Agent has “control” within the meaning of Section 9-104 or Section 8-106, as applicable, of the applicable Uniform Commercial Code in accordance with the requirements of the Security Documents, (iii) the UK Bank Account Collateral described in the UK Bank Account Security Documents, when notices of the grant of the security interest in such UK Bank Account Collateral have been duly completed and served on the each depositary bank at which the Credit Parties maintain their Accounts (as such term is defined in the respective UK Bank Account Security Documents), and (iv) the other Collateral described in the Security Documents, when financing statements in appropriate form are filed in the offices specified in Schedule 4 of the Disclosure Schedules Statement (which financing statements have been duly completed and delivered to the Collateral Agent), the Collateral Agent shall have a fully perfected first priority Lien on, and security interest in, all right, title and interest of the Credit Parties in such Collateral (to the extent, (x) in the case of the Equity Collateral described in the foregoing clause (i), a security interest in such Equity Collateral can be perfected by the delivery of such Equity Collateral, and (y) in the case of the Collateral described in the foregoing clause (iv), a security interest in such Collateral can be perfected through the filing of financing statements in the offices specified on Schedule 4 of the Disclosure Schedules Statement), as security for the Obligations, in each case prior and superior in right to any other Person (except Liens permitted by Section 7.02 and Liens having priority by operation of law).
          (e) Set forth in Schedule 8 of the Disclosure Schedules Statement is a complete and correct list of all Deposit Accounts and Securities Accounts of the Obligors and their Subsidiaries as of the Amendment Effective Date.
          SECTION 4.14 Legal Form. Each of the Loan Documents is in a legal form which under the law of the Cayman Islands would be enforceable against each Credit Party in accordance with its terms. All formalities required in the Cayman Islands for the validity and enforceability of each of the Loan Documents (including any necessary registration, recording or filing with any court or other authority in Cayman Islands) have been accomplished, and no Indemnified Taxes or Other Taxes are required to be paid to Cayman Islands (save for any stamp duty that may be payable if the Loan Documents are brought into or executed in the Cayman Islands), or any political subdivision thereof or therein, and no notarization is required, for the validity and enforceability thereof.
          SECTION 4.15 Ranking. This Agreement and the other Loan Documents and the obligations evidenced hereby and thereby are and will at all times be direct and unconditional general obligations of the Credit Parties, and rank and will at all times rank in right of payment and otherwise at least pari passu with all other unsecured Indebtedness of the Credit Parties, whether now existing or hereafter outstanding.
          SECTION 4.16 Commercial Activity; Absence of Immunity. Each Credit Party is subject to civil and commercial law with respect to its obligations under this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance by each Credit Party of this Agreement and each of the other Loan Documents to which it is a party constitute private and commercial acts rather than public or governmental acts. None of the Credit Parties, nor any of their properties or revenues, is entitled to any right of immunity in any jurisdiction from suit, court jurisdiction, judgment, attachment (whether before or after judgment), setoff or execution of a judgment or from any other legal process or remedy relating to the obligations of such Credit Party under this Agreement or any of the other Loan Documents to which it is a party.
Second Amended and Restated Credit Agreement

          SECTION 4.17 Solvency.Each Credit Party is and, immediately after giving effect to each Borrowing and the use of proceeds thereof will be, Solvent.
          SECTION 4.18 No Burdensome Restrictions. The Transactions will not subject any Credit Party to one or more charter or corporate restrictions that would reasonably be expected to have, in the aggregate, a Material Adverse Effect. To the best knowledge of the Obligors, there are no Requirements of Law with respect to any Obligor or any of its Subsidiaries the compliance with which by such Obligor or such Subsidiary, as the case may be, would reasonably be expected to have, in the aggregate, a Material Adverse Effect.
ARTICLE V
CONDITIONS
          SECTION 5.01 Amendment Effective Date. The amendment and restatement of the Existing Credit Agreement provided for hereby and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (or such condition shall have been waived in accordance with Section 10.02):
     (a) Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.
     (b) Opinion of Counsel to the Credit Parties. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (i) Latham & Watkins LLP, special New York counsel for the Credit Parties and (ii) Walkers, special Cayman Islands counsel for each Credit Party organized under the laws of the Cayman Islands.
     (c) Closing Certificates. A certificate of each Obligor, each Credit Party that is a pledgor and CIM Global, L.L.C., dated the Amendment Effective Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.
     (d) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statements or other filings or recordations should be made to evidence or perfect security interests in all assets of the Credit Parties, and such searches shall reveal no liens on any of the assets of any Credit Party except for Liens permitted by the Loan Documents.
     (e) Financial Statements. The Administrative Agent shall have received (i) the combined and consolidated balance sheet and statements of operations, changes in members’ equity and partners’ capital and cash flows of the Obligors and their Consolidated Subsidiaries as of and for the fiscal year ended December 31, 2010, reported on by Ernst & Young LLP, independent public accountants, and (ii) the combined and consolidated balance sheet and statements of operations, changes in members’ equity and partners’ capital and cash flows of the Obligors and their Consolidated Subsidiaries as of and for the first two fiscal quarters of 2011.
     (f) Solvency Certificate. The Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of each Obligor, substantially in the form of Exhibit D hereto.
Second Amended and Restated Credit Agreement

     (g) Necessary Consents and Approvals. Evidence that all consents, licenses, permits and governmental and third-party consents and approvals required for the due execution, delivery and performance by the Credit Parties of this Agreement and the other Loan Documents and the transactions contemplated hereby have been obtained and remain in full force and effect, except, in each case, as could not reasonably be expected to have a Material Adverse Effect.
     (h) Confirmation. The Confirmation, duly executed and delivered by each Credit Party.
     (i) Retiring Lender Acknowledgement. The Administrative Agent shall have received a Retiring Lender Acknowledgement from each Retiring Lender.
     (j) Existing Credit Agreement. The Administrative Agent shall be satisfied that on the Amendment Effective Date all interest and fees under the Existing Credit Agreement and all other amounts then due and payable thereunder shall have been paid in full, excluding principal (except to the extent required under Section 2.01(a) and Section 2.01(b)).
     (k) Borrowing Request. The Administrative Agent shall have received a Borrowing Request from the Borrowers with respect to the Borrowings to be made pursuant to Section 2.01(a) and Section 2.01(b).
          The amendment and restatement of the Existing Credit Agreement provided for hereby and the obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit hereunder is also subject to (i) the payment by the Obligors of all fees and expenses (including fees and expenses of one counsel per jurisdiction to the Lead Arrangers) for which reasonably detailed invoices (which may include estimates) have been provided to the Obligors not later than three Business Days prior to the Amendment Effective Date and required to be paid to the Administrative Agent and the Lenders on the Amendment Effective Date and (ii) the absence of a material adverse change, or any event or occurrence which could reasonably be expected to result in a material adverse change, in the business, financial condition, operations or properties of the Obligors and their consolidated Subsidiaries, taken as a whole, since December 31, 2010.
          SECTION 5.02 Each Credit Event. The obligation of each Lender to make any Loan, and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is additionally subject to the satisfaction of the following conditions:
     (a) the representations and warranties of the Obligors set forth in this Agreement, and of each Credit Party in each of the other Loan Documents to which it is a party, shall be true and correct in all material respects on and as of the date of such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; and
     (b) at the time of and immediately after giving effect to such Loan or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.
Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Obligors on the date thereof as to the matters specified in the preceding sentence.
Second Amended and Restated Credit Agreement

ARTICLE VI
AFFIRMATIVE COVENANTS
          Until the Revolving Credit Commitments have expired or been terminated and the principal of and interest on each Loan and all fees or other amounts payable hereunder shall have been paid in full (other than contingent or indemnification obligations not then due), and all Letters of Credit (that have not been cash collateralized in accordance with Section 2.04(k)) shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Obligor covenants and agrees with the Agents, the Issuing Banks and the Lenders that:
          SECTION 6.01 Financial Statements and Other Information. The Obligors will furnish to the Administrative Agent (for delivery to each Lender):
     (a) within 120 days after the end of each fiscal year of the Obligors, the audited combined and consolidated balance sheet and related statements of operations, changes in members’ equity and partners’ capital and cash flows of the Obligors and their Consolidated Subsidiaries as of the end of and for such year, setting forth in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Obligors and their Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied (it being agreed that at any time following a Qualified IPO Date, the information required by this paragraph (a) may be furnished in the form of a Form 10-K to the extent such Form 10-K satisfies the requirements of this paragraph (a));
     (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of the Obligors, the combined and consolidated balance sheet and related statements of operations, changes in members’ equity and partners’ capital and cash flows of the Obligors and their Consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of the previous fiscal year (or, in the case of the balance sheet, for the most recently ended fiscal year), all certified by a Responsible Officer of the Obligors as presenting fairly in all material respects the financial condition and results of operations of the Obligors and their Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being agreed that at any time following a Qualified IPO Date, the information required by this paragraph (b) may be furnished in the form of a Form 10-Q to the extent such Form 10-Q satisfies the requirements of this paragraph (b));
     (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Responsible Officer on behalf of the Obligors (i) certifying (to the knowledge of such Responsible Officer) as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with the Collateral Maintenance Test, Section 7.09 and paragraphs (a), (b) and (c) of Section 7.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and has resulted in a change to such financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;
Second Amended and Restated Credit Agreement

     (d) concurrently with any delivery of financial statements under clause (b) of this Section that are substantially different in form from the financial statements previously delivered pursuant to clause (b) of this Section, a certificate of a Responsible Officer on behalf of the Obligors containing a reasonably detailed reconciliation, prepared by management of the Obligors, of such delivered financial statements with the applicable previously delivered financial statements; provided that, no such reconciliation shall be required to the extent any difference in the form of the financial statements (x) does not result in any changes to net income for such period than would otherwise be calculated therefor or (y) results primarily from newly adapted accounting standards under GAAP;
     (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Obligor or any of its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by such Obligor to its public shareholders generally as the case may be;
     (f) to the extent any of the following information or disclosure has changed since the immediately preceding Quarterly Date, within five Business Days after each Quarterly Date, a certificate certified by a Responsible Officer of each of the Obligors as true and correct (i) attaching a revised Schedule 4 of the Disclosure Schedules Statement and Schedule 6 of the Disclosure Schedules Statement containing the information described in Sections 4.13(a) and (c), which information shall be as of such Quarterly Date (which revised Schedule 4 of the Disclosure Schedules Statement and Schedule 6 of the Disclosure Schedules Statement shall be deemed to replace the previously delivered Schedule 4 of the Disclosure Schedules Statement and Schedule 6 of the Disclosure Schedules Statement); and (ii) listing any Deposit Account of the type described in clause (c) of the definition of “Excluded Collateral” in the Primary Security Agreement (without regard to the proviso thereof) that shall have been created during the fiscal quarter ending on such Quarterly Date, together with a revised Part B of Annex 2 to the Primary Security Agreement reflecting any such new Deposit Account (which revised Part B of Annex 2 shall be deemed to replace the previously delivered Part B of Annex 2);
     (g) promptly following any request therefor, such other financial information regarding the operations, business affairs and financial condition of such Obligor or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent may reasonably request, provided that such Obligor shall not be required to provide such information if such disclosure would, in the reasonable judgment of the Obligors, reasonably be expected to be a violation of any applicable Requirement of Law; and
     (h) until the Qualified IPO Date has occurred, promptly after any delivery of a Partners’ Letter to the Global Partners, a copy of such Partners’ Letter.
          SECTION 6.02 Notices of Material Events. Each Obligor will furnish to the Administrative Agent (for delivery to each Lender) prompt written notice of the following:
     (a) the occurrence of any Default;
     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting (i) any Obligor or any of its Subsidiaries or (ii) at any time prior to the Qualified IPO Date, to the extent that such Obligor has actual knowledge, any of the Permitted Investors (other than any Mubadala Investor or the California Public Employees’ Retirement System), in each case that would reasonably be expected to result in a Material Adverse Effect;
Second Amended and Restated Credit Agreement

     (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
     (d) the assertion of any environmental matters by any Person against, or with respect to the activities of, any Obligor or any of its Subsidiaries and any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any environmental matters or alleged violation that would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect; and
     (e) any other development that results in, or would reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a statement of a Responsible Officer on behalf of the relevant Obligor, setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken by such Obligor with respect thereto.
          SECTION 6.03 Existence; Conduct of Business. Each Obligor will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any transaction permitted under Section 7.03.
          SECTION 6.04 Payment of Taxes. Each Obligor will, and will cause each of its Subsidiaries to, pay its Taxes, governmental assessments and governmental charges (other than Indebtedness) that, if not paid, would result in a Material Adverse Effect before the same shall become delinquent or in default, except where the validity or amount thereof is being contested in good faith by appropriate proceedings and such Obligor or such Subsidiary has set aside on its books any reserves with respect thereto required in conformity with GAAP.
          SECTION 6.05 Maintenance of Properties; Insurance. Each Obligor will, and will cause each of its Subsidiaries to, (a) keep and maintain all property useful and necessary to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained (as determined by such Obligor in good faith) by companies engaged in the same or similar businesses operating in the same or similar locations.
          SECTION 6.06 Books and Records; Inspection Rights. Each Obligor will, and will cause the Credit Parties collectively to, (a) keep proper books of records and accounts in a manner necessary to permit the delivery of the financial statements required in Sections 6.01(a) and (b); (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records upon reasonable notice and during normal business hours (provided that such visits shall be coordinated by the Administrative Agent, and such visits shall be limited to no more than one such visit per calendar year, except, in each case, during the continuance of an Event of Default); and (c) permit representatives of any Lender to have reasonable discussions regarding the business, operations, properties and financial and other condition of the Obligors and their Subsidiaries with officers and employees of the Obligors and their Subsidiaries and with their independent certified public accountants (provided that a Responsible Officer of either Obligor shall be present during such discussions, any such discussions with independent certified public accountants shall be coordinated by the Administrative Agent and such discussions shall be at the Lender’s expense and
Second Amended and Restated Credit Agreement

shall be limited to no more than one such visit per calendar year, except, in each case, during the continuance of an Event of Default).
          SECTION 6.07 Compliance with Laws. Each Obligor will, and will cause each of its Subsidiaries to, comply with all Requirements of Law with respect to it, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 6.08 Use of Proceeds and Letters of Credit. The proceeds of the Term Loans will be used by the Obligors and their Subsidiaries for working capital and general corporate purposes, including Investments. The proceeds of the Revolving Credit Loans and the Letters of Credit will be used by the Obligors and their Subsidiaries (a) for working capital and general corporate purposes, including Investments, and (b) solely in connection with the Specified IPO, for (i) a single dividend prior to the occurrence of such Specified IPO, the amount of Revolving Credit Loan proceeds which can be used in such dividend to be in an amount not greater than $400,000,000 (the “Revolving Credit Dividend Amount”), (ii) the repurchase or redemption of Subordinated Indebtedness from the Mubadala Investors in transactions conducted on an arm’s length basis and (iii) the purchase by the Obligors of direct or indirect investments in any of the Fund Entities from the Global Partners in transactions conducted on an arm’s length basis for fair market value (as defined below), provided that prior to any such dividend, repurchase or redemption contemplated by the foregoing subclauses (i) and (ii) of this clause (b), the Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of each Obligor substantially in the form of Exhibit I hereto. On or prior to the date that is 30 days after the Specified IPO Date, or if such date is not a Business Day, the immediately preceding Business Day, and solely if Revolving Credit Loans in an amount equal to the Revolving Credit Dividend Amount have not been repaid, the Borrower shall cause the proceeds received from the initial sale of Equity Interests in the Specified IPO to be contributed to the Obligors, which proceeds may thereafter be used by the Obligors and their Subsidiaries only for general corporate purposes. For purposes of this Section 6.08, “fair market value” shall be determined as of the date on which the pricing of the applicable repurchase, redemption or purchase is fixed pursuant to a binding agreement. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. For the avoidance of doubt, the failure to consummate the Specified IPO after the use of proceeds described in clause (b) of this Section 6.08 has been effected shall not, by itself, constitute a breach of this Agreement or a Default or Event of Default.
          SECTION 6.09 Certain Obligations Respecting Subsidiaries and Collateral; Further Assurances.
          (a) Collateral Maintenance Test. If on September 30, 2011 and any Quarterly Date occurring thereafter, the Aggregate Management Fee Collateral for such Quarterly Date is not at least equal to 70% of the Aggregate Management Fees for such Quarterly Date (the “Collateral Maintenance Test”), the Obligors shall, within 90 days of such Quarterly Date, cause Management Fee Subsidiaries to be subject to the Collateral Requirement such that, if such Management Fee Subsidiaries were subject to the Collateral Requirement on such Quarterly Date, the Collateral Maintenance Test would have been satisfied on such Quarterly Date. The Obligors shall cause (x) each Subsidiary thereof that shall hold any ownership interests, directly or indirectly, in any Management Fee Guarantor and (y) other than with respect to Carlyle Investment Management L.L.C. and CIM Global, L.L.C., each Subsidiary of each Management Fee Guarantor to be subject to the Collateral Requirement.
          (b) Carried Interest Collateral Requirement. The Obligors shall cause any Subsidiary thereof that shall own, directly or indirectly through another Subsidiary of any Obligor, any Carried Interest relating to any Pledged Fund Entity (a “Carried Interest Subsidiary”) to be subject to the Collateral Requirement.
Second Amended and Restated Credit Agreement

          (c) New Significant Investment Funds. The Obligors shall cause, within 90 days of each Quarterly Date commencing on September 30, 2011, each New Significant Investment Fund established during the fiscal quarter ending on such Quarterly Date to be subject to the Collateral Requirement.
          (d) Distributions; Deal Team Interest. The Obligors shall cause (i) each of the Fund Entities to make all distributions in respect of Carried Interest and make all payments of Management Fees in accordance with the requirements in respect thereof under the relevant organization documents or Management Fee Agreement, (ii) all payments and distributions in respect of Management Fees and Carried Interest to be promptly paid directly or indirectly to an Obligor and (iii) all payments and distributions in respect of Management Fees and Carried Interest from any Fund Entity to any Obligor, any Subsidiary of any Obligor or any Non-Controlled Acquired Entity (with respect to the portion of the Management Fees and Carried Interest of such Non-Controlled Acquired Entity that is equal to the Obligors’ Applicable Ownership Percentage of such Management Fees and Carried Interest) to be promptly paid or distributed directly to a deposit account or securities account of such Obligor with respect to which the Collateral Agent has “control” within the meaning of Section 9-104 or Section 8-106, as applicable, of the applicable Uniform Commercial Code (subject to the requirements of the Security Documents), provided that the Obligors and their Subsidiaries may maintain reserves in respect of Carried Interest in accordance and consistent with past practice. The Obligors shall cause any Deal Team Interest relating to Fund Entities that are Controlled by the Obligors to be at rates and in amounts that are in accordance and consistent with past practice of the Obligors. Each Obligor shall cause new Fund Entities (taken as whole) established or acquired directly or indirectly by such Obligor to be established or managed such that the related distributions expected to be received (taking into account both the amount and the expected time of receipt) by the Obligors in respect of Management Fees and Carried Interest (collectively) from all Fund Entities would not reasonably be expected to be materially less than the distributions that were expected to be received (taking into account both the amount and the expected time of receipt) by the Obligors from all Fund Entities (taken as a whole) prior to the establishment or acquisition of such new Fund Entity.
          (e) Further Assurances. The Obligors shall, and shall cause its Subsidiaries to, (i) maintain the security interests created by the Security Documents as a perfected security interests having at least the priority described in Section 4.13 and (ii) from time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the Security Documents, or of maintaining or renewing the rights of the Holders with respect to the Collateral as to which the Collateral Agent, for the ratable benefit of the Holders, has a perfected Lien pursuant thereto, including filing any financing or continuation statements or financing change statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby. The Obligors shall furnish to the Collateral Agent prompt written notice of any change (x) in any Credit Party’s corporate or organization name, (y) in any Credit Party’s identity or organizational structure or (z) in any Credit Party’s organizational identification number (if any); provided that the Obligors shall not, and shall not permit any Credit Party to, effect or permit any such change unless all filings have been made, or will have been made within any statutory period, under the applicable Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for the benefit of the Holders.
          (f) Definitions. As used in this Section:
     (i) “Aggregate Management Fee Collateral” means, for any Quarterly Date, the aggregate amount of distributions in respect of Management Fees received in cash by the Obligors from (A) any Management Fee Subsidiary that is a Credit Party, (B) Carlyle Investment Management L.L.C. and (C) from any Subject Target Entity acquired pursuant to a Permitted
Second Amended and Restated Credit Agreement

     Acquisition that is a Credit Party, in each case during the fiscal quarter ending on such Quarterly Date.
     (ii) “Aggregate Management Fees” means, for any Quarterly Date, the aggregate amount of Management Fees of the Obligors and their Consolidated Subsidiaries (determined on a consolidated basis without duplication) and any Non-Controlled Acquired Entity for the fiscal quarter ending on such Quarterly Date; provided that
     (x) with respect to any Non-Wholly Owned Consolidated Subsidiary, and to the extent otherwise included in the computation of Aggregate Management Fees for any Quarterly Date, the Aggregate Management Fees with respect to such Non-Wholly Owned Consolidated Subsidiary for such Quarterly Date shall only include the portion of the aggregate amount of Management Fees of such Non-Wholly Owned Consolidated Subsidiary for such Quarterly Date that is equal to the Obligors’ Applicable Ownership Percentage of such aggregate amount; and
     (y) with respect to any Non-Controlled Acquired Entity, the Aggregate Management Fees with respect to such Non-Controlled Acquired Entity for such Quarterly Date shall only include that portion of the aggregate amount of Management Fees of such Non-Controlled Acquired Entity for such Quarterly Date that is equal to the Obligors’ Applicable Ownership Percentage of such aggregate amount.
     (iii) Any Management Fee Subsidiary, Carried Interest Subsidiary or New Significant Investment Fund shall be deemed to be subject to the “Collateral Requirement” when:
     (x) with respect to any Management Fee Subsidiary, such Management Fee Subsidiary and each of its Related Management Fee Subsidiaries becomes a party to the Management Fee Guarantee and Security Agreement as a “Management Fee Guarantor” pursuant to a written instrument in form and substance reasonably satisfactory to the Collateral Agent and delivers such proof of corporate action, incumbency of officers and other documents (such as UCC-1 financing statements) as is consistent with those delivered by the Credit Parties on the Original Closing Date (including a certificate of a Responsible Officer thereof covering the matters set forth in Sections 5.02(a) and 5.02(b)) or as the Collateral Agent shall reasonably request;
     (y) with respect to any Carried Interest Subsidiary, such Carried Interest Subsidiary becomes a party to the Carried Interest Guarantee and Security Agreement as a “Carried Interest Guarantor” pursuant to a written instrument in form and substance reasonably satisfactory to the Collateral Agent and delivers such proof of corporate action, incumbency of officers and other documents (such as UCC-1 financing statements) as is consistent with those delivered by the Credit Parties on the Original Closing Date (including a certificate of a Responsible Officer thereof covering the matters set forth in Sections 5.02(a) and 5.02(b)) or as the Collateral Agent shall reasonably request; and
     (z) with respect to any New Significant Investment Fund, when the Management Fee Subsidiaries and the Carried Interest Subsidiaries relating thereto meet the requirements set forth in clauses (x) and (y) of this definition.
     (iv) “Management Fee Subsidiary” means any Subsidiary of the Obligors that is entitled to receive, directly or indirectly through another Subsidiary of any Obligor, any Management Fees relating to any Fund Entity.
Second Amended and Restated Credit Agreement

     (v) “New Significant Investment Fund” means, as determined on each Quarterly Date, any Fund Entity (a) established during the fiscal quarter ending on such Quarterly Date that shall have an initial capital amount raised exceeding (x) $5,000,000,000, if the aggregate amount of distributions in respect of Management Fees received in cash by the Obligors from Management Fee Subsidiaries that were Credit Parties during the four-fiscal quarter period ending on such Quarterly Date exceeded $500,000,000 or (y) $2,000,000,000, in all other cases; or (b) that is a successor Fund Entity to any Pledged Fund Entity.
     (vi) “Non-Wholly Owned Consolidated Subsidiary” means a Consolidated Subsidiary that is not a wholly owned Subsidiary of the Obligors or any of their wholly owned Subsidiaries.
     (vii) “Obligors’ Applicable Ownership Percentage” means (x) with respect to any Non-Wholly Owned Consolidated Subsidiary, the aggregate percentage of the total Equity Interests of such Non-Wholly Owned Consolidated Subsidiary held by the Obligors and their Subsidiaries and (y) with respect to any Non-Controlled Acquired Entity, the aggregate percentage of the total Equity Interests of such Non-Controlled Acquired Entity held by the Obligor and their Subsidiaries.
     (viii) “Pledged Fund Entity” means Carlyle Partners IV, L. P., Carlyle Europe Partners II, L.P., Carlyle Europe Partners III, L.P., Carlyle Asia Partners II, L.P., Carlyle Japan Partners II, L.P., Carlyle Real Estate Partners V, L.P., Carlyle Partners V, L.P., Carlyle Asia Partners III, L.P., Carlyle Europe Real Estate Partners III, L.P., Carlyle Mezzanine Partners II, L.P., Carlyle Infrastructure Partners, L.P., Carlyle Asia Growth Partners IV, L.P., Carlyle Strategic Partners II, L.P., Carlyle Global Financial Services Partners, L.P. and any other Fund Entity with respect to which the Management Fees and the Management Fee Subsidiaries relating thereto are to be subject to the Collateral Requirement pursuant to this Section.
     (ix) “Related Management Fee Subsidiary” means, with respect to any Management Fee Subsidiary, (a) each Subsidiary of the related Obligor that is a direct or indirect parent of such Management Fee Subsidiary and (b) other than with respect to Carlyle Investment Management L.L.C. and CIM Global, L.L.C., each Subsidiary of such Management Fee Subsidiary with respect to which such Management Fee Subsidiary is a direct or indirect parent.
          SECTION 6.10 Governmental Approvals. Each Obligor agrees that it will promptly obtain from time to time at its own expense all such governmental licenses, authorizations, consents, permits and approvals as may be required for such Obligor to comply with its obligations, and preserve its rights under, each of the Loan Documents, except in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 6.11 Change of Ratings. After such time that the Obligors first furnish to the Administrative Agent a private Rating by S&P of any Obligor,
          (a) the Obligors will furnish to the Administrative Agent (for delivery to each Lender) within two Business Days after receipt thereof, written notice of any change in the private Rating by S&P of any Obligor; and
          (b) the Obligors shall maintain a Rating by S&P with respect to such Obligor and shall cause S&P to monitor its Rating of such Obligor.
Second Amended and Restated Credit Agreement

ARTICLE VII
NEGATIVE COVENANTS
          Until the Revolving Credit Commitments have expired or been terminated and the principal of and interest on each Loan and all fees or other amounts payable hereunder shall have been paid in full (other than contingent or indemnification obligations not then due), and all Letters of Credit (that have not been cash collateralized in accordance with Section 2.04(k)) shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Obligor covenants and agrees with the Agents, the Issuing Banks and the Lenders that:
          SECTION 7.01 Indebtedness. Each Obligor will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:
     (a) Indebtedness created hereunder;
     (b) Indebtedness existing on the Amendment Effective Date that is set forth in Part A of Schedule 2 of the Disclosure Schedules Statement and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (unless such increased amount is otherwise permitted hereunder);
     (c) Indebtedness to any member of the Management Team so long as such Indebtedness is unsecured and subordinated as to payment of principal to the Obligations, provided that payments of principal in respect of such Indebtedness shall be permitted so long as, immediately before and after giving effect to such payment, no Payment Default or Event of Default shall have occurred and be continuing;
     (d) subject to paragraph (e) of this Section with respect to any Guarantee, Indebtedness of any Obligor or any of its Subsidiaries to another Obligor or any of its Subsidiaries;
     (e) Guarantees by any Obligor or any of its Subsidiaries of obligations of another Obligor or any of its Subsidiaries, provided that
     (i) no Subsidiary of an Obligor may Guarantee any obligations of any Obligor incurred pursuant to paragraph (n) of this Section, provided further that any Obligor or any Subsidiary may Guarantee the obligations of the Obligors incurred pursuant to paragraph (n) of this Section (A) so long as, in the case of any Subsidiary, such Subsidiary also Guarantees the Obligations, (B) in the case of a Guarantee by any Subject Target Entity, to the extent such Guarantee is permitted under paragraph (p) of this Section, (C) if the obligations of such Obligor constitutes Subordinated Indebtedness, such Guarantee must also constitute Subordinated Indebtedness, (D) so long as the aggregate amount of all Guarantees by the Subsidiaries of the Obligors under this clause (i) and clause (ii) of this paragraph (e) at any time shall not exceed the Available Subsidiary Guarantee Amount at such time and (E) so long as the aggregate amount of all Guarantees by the Subsidiaries of the Obligors under this clause (i) and clause (ii) of this paragraph (e) that in each case do not constitute Subordinated Indebtedness at any time shall not exceed the Available Pari Passu Subsidiary Guarantee Amount at such time,
     (ii) no Subsidiary of an Obligor may Guarantee any obligations of any Obligor incurred pursuant to paragraph (o) of this Section, provided further that any Subsidiary may Guarantee the obligations of the Obligors incurred pursuant to paragraph (o) of this Section (A) so long as such Subsidiary also Guarantees the Obligations, (B) in the case of a Guarantee by any Subject Target Entity, to the extent such Guarantee is
Second Amended and Restated Credit Agreement

permitted under paragraph (p) of this Section, (C) if the obligations of such Obligor constitutes Subordinated Indebtedness, such Guarantee must also constitute Subordinated Indebtedness, (D) so long as the aggregate amount of all Guarantees by the Subsidiaries (other than any Subject Target Entity) of the Obligors under this clause (ii) and clause (i) of this paragraph (e) at any time shall not exceed the Available Subsidiary Guarantee Amount at such time, and (E) so long as the aggregate amount of all Guarantees by the Subsidiaries of the Obligors under this clause (ii) and clause (i) of this paragraph (e) that in each case do not constitute Subordinated Indebtedness at any time shall not exceed the Available Pari Passu Subsidiary Guarantee Amount at such time, and
     (iii) no Subsidiary of an Obligor may Guarantee the obligations of a Subject Target Entity incurred or assumed pursuant to paragraph (p) of this Section, provided further that a Subject Target Entity may Guarantee the obligations of any other Subject Target Entity incurred pursuant to paragraph (p) of this Section in connection with the Permitted Acquisition of such Subject Target Entity (A) so long as such Subsidiary also Guarantees the Obligations and (B) to the extent such Guarantee is permitted under paragraph (p) of this Section;
     (f) Indebtedness of the Obligors or any of their Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently drawn by such Obligor or such Subsidiary in the ordinary course of business against insufficient funds, so long as such Indebtedness is promptly repaid;
     (g) Indebtedness of the Obligors or any of their Subsidiaries in respect of workers’ compensation claims, property casualty or liability insurance, take-or-pay obligations in supply arrangements, self-insurance obligations, performance, bid and surety bonds and completion guaranties, in each case in the ordinary course of business;
     (h) Indebtedness issued in lieu of cash payments of Restricted Payments permitted by Section 7.06 (other than under paragraph (o) thereof); provided that such Indebtedness is subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;
     (i) Indebtedness owing to any insurance company in connection with the financing of any insurance premiums permitted by such insurance company in the ordinary course of business;
     (j) Guarantees made in the ordinary course of business; provided that such Guarantees are not of Indebtedness for borrowed money and such Guarantees would not otherwise in the aggregate reasonably be expected to have a Material Adverse Effect;
     (k) the Employee Loan Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding;
     (l) purchase money Indebtedness incurred by the Obligors or any of their Subsidiaries to finance the acquisition of fixed assets, provided that the aggregate outstanding principal amount of all such purchase money Indebtedness shall not exceed $5,000,000 at any time;
     (m) other Indebtedness of the Obligors (including Guarantees of any Indebtedness) in an aggregate principal amount not exceeding $25,000,000 at any time outstanding;
     (n) other unsecured Indebtedness of the Obligors (including Guarantees by the Obligors of any Indebtedness) such that the aggregate outstanding principal amount of such
Second Amended and Restated Credit Agreement

Indebtedness permitted pursuant to this paragraph (n) at any time, when added to the sum of the aggregate outstanding principal amount of all other Indebtedness of the Obligors and their Subsidiaries at such time (other than (i) any Indebtedness permitted by paragraph (o) of this Section and (ii) any Indebtedness permitted by paragraph (p) of this Section) shall not exceed $2,200,000,000, provided that immediately before and after giving effect to the incurrence of any such Indebtedness, the Obligors shall be in Pro Forma Compliance (and, at any time after the aggregate principal amount of Indebtedness incurred under this paragraph (n) exceeds $25,000,000, for each incurrence of Indebtedness under this paragraph (n) thereafter (or for any initial incurrence of Indebtedness under this paragraph (n) in an aggregate principal amount exceeding $25,000,000), a Responsible Officer on behalf of the Obligors shall have certified as such to the Administrative Agent);
     (o) Indebtedness and any Permitted Refinancing Indebtedness of the Obligors incurred to finance a Permitted Acquisition (including Guarantees by the Obligors of such Indebtedness);
     (p) Indebtedness and any Permitted Refinancing Indebtedness of any Subject Target Entity (including Guarantees by any Subject Target Entity of such Indebtedness permitted pursuant to paragraph (e) of this Section), provided that (i) such Indebtedness is (A) incurred in connection with such Permitted Acquisition or (B) existing at the time such Person becomes a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this paragraph (p) shall not exceed $250,000,000 at any one time outstanding; and
     (q) other Indebtedness incurred in the ordinary course of business in an aggregate principal amount not exceeding $5,000,000 at any time outstanding;
provided that, notwithstanding the last sentence of the definition of “Guarantee”, for purposes of determining the aggregate outstanding principal amount of any Indebtedness, the amount of any Guarantee shall be deemed to equal the aggregate outstanding principal amount of the Indebtedness that is guaranteed by such Guarantee.
          SECTION 7.02 Liens. Each Obligor will not, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or (except in connection with a transaction permitted by Section 7.03(d)) assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
     (a) Liens created pursuant to the Security Documents;
     (b) Permitted Encumbrances;
     (c) any Lien on any property or asset of any of the Obligors or any of their Subsidiaries existing on the Amendment Effective Date that is set forth in Part B of Schedule 2 of the Disclosure Schedules Statement; provided that (i) no such Lien shall extend to any other property or asset of such Obligor or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the Amendment Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
     (d) any interest or title of a lessor under any lease or sublease entered into by any Obligor or any Subsidiary in the ordinary course of its business and covering only the assets so leased, and any financing statement filed in connection with any such lease;
     (e) Liens solely on any cash earnest money deposits made by any Obligor or any of its Subsidiaries in connection with an Investment permitted by Section 7.05;
Second Amended and Restated Credit Agreement

     (f) Liens on cash or cash equivalents used to defease or to satisfy and discharge Indebtedness, provided that such defeasance or satisfaction and discharge is not otherwise prohibited hereunder;
     (g) (i) Liens that are contractual rights of set-off (A) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (B) relating to pooled deposit or sweep accounts of the Obligors or any Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Obligors and the Subsidiaries or (C) relating to purchase orders and other agreements entered into with customers of the Obligors or any Subsidiary in the ordinary course of business and (ii) other Liens securing cash management obligations (that do not constitute Indebtedness) in the ordinary course of business;
     (h) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights;
     (i) purchase money Liens granted by the Obligors or any of their Subsidiaries (including the interest of a lessor under purchase money Liens to which any property is subject at the time, on or after the Amendment Effective Date, of the Obligors’ or their Subsidiaries’ acquisition thereof) securing Indebtedness permitted under Section 7.01(l) and limited in each case to the property purchased with the proceeds of such purchase money Indebtedness;
     (j) other Liens with respect to obligations that do not exceed $5,000,000 at any one time outstanding;
     (k) Liens securing Indebtedness permitted by Section 7.01(m); provided that the Collateral Agent (for the benefit of the secured parties under the Security Documents) shall have at least an equal and ratable security interest in the property subject to such Liens pursuant to an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent;
     (l) Liens on any property or asset of any Subject Target Entity securing Indebtedness permitted under Section 7.01(p); provided that such Lien shall not apply to any other property or asset of any Obligor or any of its Subsidiaries; and
     (m) Liens granted in the ordinary course of business by any Subsidiary (other than an Obligor) of any Obligor that is the general partner of a Fund Entity securing Indebtedness of such Fund Entity on the right of such Subsidiary to issue or make capital calls in its capacity as the general partner of such Fund Entity.
          SECTION 7.03 Fundamental Changes. Each Obligor will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). Each Obligor will not, nor will it permit any of its Subsidiaries to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for purchases of inventory and other property (including Equity Interests) to be sold or used in the ordinary course of business, and Investments permitted under Section 7.05(h), Section 7.05(i) and Section 7.05(j). Each Obligor will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired (including receivables and leasehold interests, but excluding (x) obsolete or worn-out property, tools or equipment no longer used or useful in its business, (y) any property (including Equity Interests of Subsidiaries) sold or disposed of in the ordinary course of business and on ordinary business terms and (z) the issuance of Equity Interests of the Obligors permitted under Section 7.06).
Second Amended and Restated Credit Agreement

          Notwithstanding the foregoing provisions of this Section:
     (a) any Obligor or any Subsidiary of an Obligor may be merged or consolidated with or into any other Obligor or any Subsidiary of an Obligor; provided that (i) if any such transaction shall be between a Subsidiary (other than an Obligor or a Subsidiary Guarantor) and a wholly owned Subsidiary (other than an Obligor or a Subsidiary Guarantor), the wholly owned Subsidiary shall be the continuing or surviving entity, (ii) if any such transaction shall involve an Obligor, such Obligor shall be the continuing or surviving entity, and (iii) if any such transaction shall be between a Subsidiary Guarantor and a Non-Subsidiary Guarantor, such Subsidiary Guarantor shall be the continuing or surviving entity;
     (b) any Subsidiary (other than an Obligor) of an Obligor may sell, lease, transfer or otherwise dispose of any or all of its property (upon voluntary liquidation or otherwise) to such Obligor or any wholly owned Subsidiary of such Obligor;
     (c) the Equity Interests of any Subsidiary (other than an Obligor) of an Obligor may be sold, transferred or otherwise disposed of to such Obligor or any wholly owned Subsidiary of such Obligor;
     (d) (i) the Subsidiaries (other than an Obligor) of the Obligors may undergo a restructuring, (ii) any Obligor or any Subsidiary of an Obligor may be reorganized as a corporation in its jurisdiction of organization or in Delaware or the Cayman Islands, (iii) any Subsidiary of an Obligor may enter into a merger or consolidation to effect a Permitted Acquisition pursuant to Section 7.05(i), and (iv) the Obligors and their Subsidiaries may consummate the Company Reorganization (each of the transactions described in clauses (i) through (iv) of this paragraph (d), which in the case of the foregoing clause (iv) shall be deemed to mean the series of transactions that, taken as a whole, constitute the Company Reorganization, a “Restructuring Transaction”), in each case so long as
     (u) such Restructuring Transaction could not reasonably be expected to (1) materially adversely affect the Collateral or the rights of the Lenders under the Loan Documents with respect to the Collateral or (2) materially reduce the expected distributions to be received by the Obligors in respect of Management Fees and Carried Interest,
     (v) immediately before and after the consummation of such Restructuring Transaction, no Default shall have occurred and be continuing,
     (w) immediately after giving effect to the consummation of such Restructuring Transaction, the Obligors shall be in Pro Forma Compliance (and, except with respect to clause (iv) above, a Responsible Officer on behalf of the Obligors shall have certified as such to the Administrative Agent),
     (x) except with respect to clause (iv) above, the Obligors shall have delivered a notice to the Administrative Agent containing a reasonably detailed description of such Restructuring Transaction at least 10 Business Days prior to the consummation of such Restructuring Transaction,
     (y) such Restructuring Transaction could not reasonably be expected to adversely affect the priority in right of payment of the Obligations, or the priority of the Liens securing the Obligations (subject to Liens permitted by this Agreement), in each case relative to (1) any other creditor of any Obligor or any Subsidiary of an Obligor and
Second Amended and Restated Credit Agreement

(2) any Person to whom any Obligor or any Subsidiary of an Obligor owes Indebtedness, and
     (z) with respect to clause (ii) or (iv) above, if any such Restructuring Transaction shall involve an Obligor, an Obligor shall be the continuing or surviving entity; and
     (e) any Subsidiary (other than an Obligor) of an Obligor may enter into a transaction of merger, consolidation or amalgamation, liquidate, wind up or dissolve itself, in each case, in the ordinary course of business, consistent with past practice and to the extent not otherwise material to the Obligors and their Subsidiaries on a consolidated basis.
          Solely for the purpose of determining whether a Subsidiary is a wholly owned Subsidiary under this Section, if, with respect to any Subsidiary, a de minimis amount of the Equity Interests of such Subsidiary are required to held by another Person under applicable Requirements of Law (including qualifying directors shares and similar requirements), effect shall not be given to such de minimis holding in determining whether such Subsidiary is wholly-owned.
          SECTION 7.04 Lines of Business. Each Obligor will not, nor will it permit any of its Subsidiaries to, engage to any material extent in any business other than the business of the type conducted by the Obligors and their Subsidiaries on the Amendment Effective Date and businesses reasonably related thereto and reasonable extensions thereof.
          SECTION 7.05 Investments. Each Obligor will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:
     (a) Investments outstanding on the Amendment Effective Date and identified in Schedule 5 of the Disclosure Schedules Statement;
     (b) operating deposit accounts with banks;
     (c) Permitted Investments;
     (d) Investments by the Obligors and their Subsidiaries in the Obligors and their Subsidiaries;
     (e) Investments in (i) Fund Entities and (ii) portfolio companies and other investments and investment vehicles of any of the Fund Entities, provided that no Investments shall be permitted to be made in any Fund Entity that is Controlled or managed by a Non-Controlled Acquired Entity (or portfolio companies and other investments and investment vehicles of such Fund Entity) unless (A) no Event of Default shall have occurred and be continuing at the time of such Investment and immediately after giving effect thereto and (B) the Obligors shall be in Pro Forma Compliance (and a Responsible Officer on behalf of the Obligors shall have certified as such to the Administrative Agent);
     (f) Specified Hedging Agreements and any other Hedging Agreements entered into in the ordinary course of business and not for speculative purposes;
     (g) loans and advances to employees, consultants or directors of the Obligors or any of their Subsidiaries in the ordinary course of business (including advances of payroll payments) in an aggregate amount not to exceed $5,000,000 (excluding (for purposes of such cap) travel and entertainment expenses, but including relocation expenses) at any one time outstanding;
Second Amended and Restated Credit Agreement

     (h) Investments (including debt obligations) received in the ordinary course of business by the Obligors or any Subsidiary in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising out of the ordinary course of business;
     (i) Investments constituting Permitted Acquisitions;
     (j) Investments constituting Permitted Acquisition Equity Repurchases;
     (k) Investments in any Non-Controlled Acquired Entity so long as, with respect to any such Investment, the Obligors and their Subsidiaries shall have complied with the requirements set forth in clauses (a) through (f) of the definition of “Permitted Acquisition” as if such Investment constituted a “Permitted Acquisition” thereunder (and the Administrative Agent shall have received, prior to or concurrently with the consummation of such Investment, a certificate signed by a Responsible Officer of each Obligor confirming compliance with the requirements of such clauses (a) through (f) with respect to such Investment);
     (l) additional Investments up to but not exceeding $10,000,000 in the aggregate;
     (m) Investments with the proceeds of any Loan to the extent permitted by Sections 6.08(b)(ii) and 6.08(b)(iii); and
     (n) Investments required to effect the Company Reorganization.
          For purposes of clause (l) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment; the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.
          SECTION 7.06 Restricted Payments. Each Obligor will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or any bonus or incentive awards payments to Global Partners, except that
     (a) any Obligor and any of its Subsidiaries may make Restricted Payments to, directly or indirectly, purchase its Equity Interests (including related stock appreciation rights, restricted stock units or similar securities) from its present or former officers, partners, members, directors, consultants, agents or employees (or their estates, family members or former spouses) upon the death, disability, retirement or termination of the applicable officer, partner, member, director, consultant, agent or employee or pursuant to any equity subscription agreement, stock option or equity incentive award agreement, shareholders’ or members’ agreement or similar agreement, plan or arrangement; provided that the aggregate amount of payments under this clause (a) in any fiscal year of the Borrowers shall not exceed the sum of $10,000,000 (which shall increase to $20,000,000 after the Qualified IPO Date) plus (ii) any proceeds received from key man life insurance policies plus (iii) the amount of any bona fide cash bonuses otherwise payable to members of management, directors or consultants of the Obligors and their Subsidiaries in connection with the Transactions that are foregone in return for the receipt of Equity Interests the fair market value of which is equal to or less than the amount of such cash bonuses; provided further that any Restricted Payments permitted (but not made) pursuant to this clause (a) in any prior fiscal year may be carried forward to any subsequent calendar year;
Second Amended and Restated Credit Agreement

     (b) any Subsidiary of any Obligor may make Restricted Payments to any wholly-owned Subsidiary of any Obligor;
     (c) any Subsidiary of the Obligors may make distributions to its limited partners and other Subsidiaries of the Obligors pursuant to and in accordance with such Subsidiary’s organizational documents;
     (d) the Borrowers may make Restricted Payments from Carried Interest received by the Borrowers so long as, immediately before and after giving effect to such Restricted Payment, no Payment Default or Event of Default shall have occurred and be continuing;
     (e) any Obligor may make bonus or incentive awards payments to any Global Partner so long as, immediately before and after giving effect to such payment, no Event of Default shall have occurred and be continuing;
     (f) in respect of any period during which any Obligor qualifies as a partnership for U.S. federal and state income tax purposes, such Obligor shall be permitted to distribute to owners of any Equity Interests thereof with respect to each fiscal year of such Obligor an aggregate cash amount equal to the product of (a) the amount of taxable income allocated by such Obligor to such owners for such fiscal year, as reduced by any available carryforwards of net operating losses, capital losses, and similar items (collectively, “Available Carryforwards”), but, in respect of any fiscal year ending after the Amendment Effective Date, only to the extent such Available Carryforwards arise out of a loss or similar item realized by such Obligor on or after Amendment Effective Date, calculated by assuming that each such owner elects to carry forward such items and that such owner’s only income, gain, deductions, losses and similar items are those allocated to such owner by such Obligor and taking into account such limitations as the limitation on the deductibility of capital, multiplied by (b) the highest effective combined federal, state and local income tax rate applicable during such Fiscal Year to a natural person residing in New York, New York taxable at the highest marginal federal income tax rate and the highest marginal income tax rates (after giving effect to the federal income tax deduction for such State and local income taxes and without taking into account the effects of Sections 67 and 68 of the Code), provided that (i) any such payment shall be permitted only if, immediately before and after giving effect to such payment, no Payment Default or Bankruptcy Event of Default shall have occurred and be continuing and (ii) with respect to any fiscal year ending after the Amendment Effective Date, the amount of taxable income referred to in clause (a) above shall only be reduced by an amount equal to 75% of Available Carryforwards;
     (g) the Obligors may make a Restricted Payment to the owners of Equity Interests thereof in an amount equal to the excess of (i) the aggregate amount of actual tax payments made by the Affected Carlyle Owners for the fiscal year 2009 over (ii) the aggregate amount of distributions previously made to the Affected Carlyle Owners pursuant to Section 7.06(f) of the Existing Credit Agreement for such fiscal year, provided that (i) such Restricted Payment shall be permitted only if, immediately before and after giving effect to such Restricted Payment, no Payment Default or Bankruptcy Event of Default shall have occurred and be continuing and (ii) only one such Restricted Payment shall be permitted pursuant to this paragraph (g);
     (h) (i) any Obligor may make Restricted Payments in the form of Equity Interests of such Obligor and (ii) any Subsidiary of any Obligor may make Restricted Payments to any Obligor or any Subsidiary of any Obligor in the form of Equity Interests of such Subsidiary;
     (i) any Obligor or any of their Subsidiaries may make bonus payments on account of Carried Interest received from Carlyle Japan Partners II, L.P. (or any successor fund with a
Second Amended and Restated Credit Agreement

similar organization) in lieu of Carried Interest; provided that any such distribution may be made only to the extent that a distribution could have been made under clause (d) above;
     (j) any Obligor or any of their Subsidiaries may make Restricted Payments on account of Deal Team Interest to members, partners, employees, contractors or advisors of the Borrowers or any of their Affiliates;
     (k) the Obligors may make Restricted Payments from the Net Cash Proceeds of any sale or sales of Equity Interests of the Obligors;
     (l) the Obligors or any of their Subsidiaries may make Investments permitted pursuant to Section 7.05(j);
     (m) the Obligors may make a Restricted Payment from the Net Cash Proceeds of any incurrence of Subordinated Indebtedness;
     (n) any Subsidiary that is not wholly-owned by the Obligors may make a Restricted Payment to the holders of the Equity Interests in such Subsidiary on a pro rata basis for all such holders with respect to both the amount and form of such Restricted Payment;
     (o) the Obligors may make a Restricted Payment of the type described in Section 6.08(b)(i) from (i) the proceeds of any Revolving Credit Loan to the extent permitted by Section 6.08(b) and (ii) cash and Permitted Investments, the source of which is business operations and not from the incurrence of any Indebtedness; and
     (p) the Obligors may make Restricted Payments (other than a Restricted Payment of the type described in Section 6.08(b)(i)) required to effect the Company Reorganization.
          SECTION 7.07 Transactions with Affiliates. Each Obligor will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions otherwise not prohibited under this Agreement or any other Loan Document, (b) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to an Obligor or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties and (c) transactions between or among an Obligor and its wholly owned Subsidiaries not involving any other Affiliate. For the avoidance of doubt, this Section shall not apply to employment, bonus, retention and severance arrangements with, and payments of compensation or benefits to or for the benefit of, current of former employees, consultants, officers or directors of any Obligor or any of its Subsidiaries in the ordinary course of business.
          SECTION 7.08 Restrictive Agreements. Each Obligor will not, nor will it permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of an Obligor or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to make Restricted Payments or to make or repay loans or advances to, or make Investments in, an Obligor or any other Subsidiary or to Guarantee Indebtedness of such or any other Subsidiary; provided that:
     (i) the foregoing shall not apply to (x) restrictions and conditions imposed by law or by this Agreement and the other Loan Documents, (y) restrictions and conditions existing on the Amendment Effective Date identified on Schedule 3 of the Disclosure Schedules Statement (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition) and (z) customary restrictions and conditions
Second Amended and Restated Credit Agreement

contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder; and
     (ii) clause (a) of the foregoing shall not apply to (A) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (B) customary provisions in leases and other contracts restricting the assignment or subletting thereof, (C) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby and the proceeds thereof), (D) software and other intellectual property licenses pursuant to which any Credit Party is the licensee of the relevant software or intellectual property, as the case may be, (in which case, any prohibition or limitation shall relate only to the assets subject of the applicable license), (E) Contractual Obligations incurred in the ordinary course of business and on customary terms which limit Liens on the assets subject of the applicable Contractual Obligation, (F) customary provisions contained in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business, (G) restrictions imposed by applicable law, (H) customary provisions restricting assignment of any agreement entered into in the ordinary course of business and (I) restrictions and conditions upon the ability of a Subject Target Entity to create, incur or permit to exist any Lien upon any of its property or assets imposed by any agreement relating to Indebtedness of such Subject Target Entity that is permitted by Section 7.01(p)(i)(B) so long as such restrictions or conditions apply only to the property or assets of such Subject Target Entity; and
     (iii) clause (b) of the foregoing shall not apply to (A) any restrictions regarding licenses or sublicenses by the Credit Parties of intellectual property in the ordinary course of business (in which case such restriction shall relate only to such intellectual property), (B) Contractual Obligations incurred in the ordinary course of business which include customary provisions restricting the assignment of any agreement relating thereto, (C) customary provisions contained in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business, and (D) customary provisions restricting the subletting or assignment of any lease governing a leasehold interest.
          SECTION 7.09 Minimum Management Fee Earnings Assets Amount. Each Obligor will not permit the Management Fee Earning Assets Amount on any Quarterly Date commencing with the Quarterly Date falling in September 2011 to be less than $50,100,000,000 (the “Minimum Assets Amount”), which Minimum Assets Amount shall immediately upon the consummation of any New Acquisition be increased by an amount equal to the product of (a) 70% multiplied by (b) the aggregate amount of the Additional Management Fee Earning Assets, if any (and without duplication), for the Target acquired pursuant to such New Acquisition or the New Controlled Entity subject to such New Acquisition.
          SECTION 7.10 Modifications of Certain Documents. (a) Other than pursuant to a transaction permitted by Section 7.03, each Obligor will not, nor will it permit any of its Subsidiaries to, consent to any amendment, modification, rescission or termination of or waiver under any documents relating to the organization or existence of any such Person or any document relating to any Management Fees or Carried Interest, to the extent that such amendment, modification, rescission, termination or waiver could reasonably be expected to materially adversely affect the Collateral or the rights of the Lenders under the Loan Documents with respect to the Collateral or could reasonably be expected to materially reduce the then-expected distributions to be received by the Obligors, taken as a whole, in respect of Management Fees and Carried Interest; and (b) each Obligor will not, nor will it permit any of its Subsidiaries to, consent to any amendment, modification, rescission or termination of or waiver under
Second Amended and Restated Credit Agreement

any material agreement relating to or evidencing any of the Collateral, except where any such action would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 7.11 Subordinated Indebtedness. Each Obligor will not, nor will it permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any payment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness; provided that (a) the Obligors may prepay such Subordinated Indebtedness in whole or in part (i) from the Net Cash Proceeds of any sale or sales of Equity Interests of the Obligors and (ii) from the Net Cash Proceeds of any incurrence of Subordinated Indebtedness, (b) the Obligors may make regularly scheduled payments of principal and interest in respect thereof required pursuant to the agreement, instrument or other document evidencing such Subordinated Indebtedness so long as, immediately before and after giving effect to each such payment, (i) no Default shall have occurred and be continuing and (ii) the Obligors shall be in Pro Forma Compliance (and a Responsible Officer on behalf of the Obligors shall have certified as such to the Administrative Agent), (c) for the avoidance of doubt, any Obligor may convert Subordinated Indebtedness into Equity Interests of such Obligor and (d) the Obligors may purchase or redeem Subordinated Indebtedness from the Mubadala Investors in connection with the Specified IPO from (i) the proceeds of any Revolving Credit Loan to the extent permitted by Section 6.08(b) and (ii) cash and Permitted Investments, the source of which is business operations and not from the incurrence of any Indebtedness.
          SECTION 7.12 Financial Covenants.
     (a) Total Indebtedness Ratio. Each Obligor will not permit the Total Indebtedness Ratio to exceed the following respective ratios at any time during the following respective periods:

Period	Ratio
From and including the Amendment Effective Date
to but excluding December 31, 2013	5.50 to 1

From and including December 31, 2013
and at all times thereafter	5.00 to 1
     (b) Total Senior Indebtedness Ratio. Each Obligor will not at any time permit the Total Senior Indebtedness Ratio to exceed 2.50 to 1.
     (c) Interest Coverage Ratio. Each Obligor will not at any time permit the Interest Coverage Ratio to be less than 4.00 to 1.
ARTICLE VIII
EVENTS OF DEFAULT
          SECTION 8.01 Events of Default. If any of the following events (“Events of Default”) shall occur:
     (a) any Borrower shall fail to pay (i) any principal of any Loan when due in accordance with the terms hereof or (ii) any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due in accordance with the terms hereof, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
     (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this
Second Amended and Restated Credit Agreement

Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days;
     (c) any representation or warranty made or deemed made by any Credit Party (including any Responsible Officer on behalf of any Credit Party) in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, or in any report, certificate or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or any waiver hereunder or thereunder, shall prove to have been incorrect when made or deemed made in any material respect;
     (d) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in Section 6.02(a), Section 6.03 (with respect to such Obligor’s existence), Section 6.08, Section 6.09(a), Section 6.09(b), Section 6.09(c), Section 6.09(d) or in Article VII;
     (e) any Credit Party shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent or any Lender to the Borrowers;
     (f) any Credit Party, any Material Subsidiary or any Fund Entity shall fail to make any payment of principal or interest (beyond any grace period applicable thereto) in respect of any Material Indebtedness, when and as the same shall become due and payable; provided that this clause (f) shall not apply to any Guarantees except to the extent such Guarantees shall become due and payable by any Credit Party, any Material Subsidiary or any Fund Entity and remain unpaid after any applicable grace period or period permitted following demand for the payment thereof;
     (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause (with the giving of notice if required) any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the sale or transfer of all or a portion of the property or assets securing such Indebtedness or (ii) any Guarantees except to the extent such Guarantees shall become due and payable by any Obligor, any Material Subsidiary or any Fund Entity and remain unpaid after any applicable grace period or period permitted following demand for the payment thereof;
     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Subject Party or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Subject Party or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;
     (i) any Subject Party shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition
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described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Subject Party or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
     (j) any Credit Party or any Material Subsidiary thereof shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
     (k) the failure by any Credit Party or any Material Subsidiary thereof to pay one or more final judgments aggregating in excess of $50,000,000 (net of any amounts which are covered by insurance or bonded), which judgments are not discharged or effectively waived or stayed for a period of 30 consecutive days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of any Borrower or any Material Subsidiary thereof to enforce any such judgment;
     (l) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
     (m) a Change in Control shall occur; or
     (n) (i) any of the Primary Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 10.18) to be in full force and effect or shall be asserted in writing by any Credit Party not to be a legal, valid and binding obligation of any party thereto, (ii) any security interest purported to be created by the Primary Security Documents in a material portion of the Collateral shall cease to be, or shall be asserted in writing by any Credit Party not to be, a valid and perfected security interest (having the priority required by this Agreement or the relevant Primary Security Document) in the securities, assets or properties covered thereby, except to the extent that any such loss of perfection or priority results from limitations of foreign laws, rules and regulations as they apply to pledges of Equity Interests in Foreign Subsidiaries or the application thereof, or from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under any Primary Security Document, or (iii) the Guarantees pursuant to the Primary Security Documents by any Credit Party shall cease to be in full force and effect (other than in accordance with the terms thereof), or shall be asserted in writing by any Credit Party not to be in effect or not to be legal, valid and binding obligations;
then, and in every such event (other than a Bankruptcy Event of Default), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Revolving Credit Commitments, and thereupon the Revolving Credit Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor; and in case of any Bankruptcy Event of Default, the Revolving Credit Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Obligors accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Obligor. A vote of the
Second Amended and Restated Credit Agreement

Required Lenders shall be effective to rescind acceleration of the Loans (except with respect to any acceleration resulting from any Bankruptcy Event of Default).
ARTICLE IX
AGENCY
          SECTION 9.01 The Agents. Each of the Lenders and the Issuing Banks hereby irrevocably appoints Citibank to act on its behalf as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents and authorizes each Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
          Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity. Each such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Obligors or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.
          Neither Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, neither Agent shall:
     (a) be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
     (b) have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law; and
     (c) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, or shall be liable for the failure to disclose, any information relating to any Obligor or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its Affiliates in any capacity.
          Neither Agent shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 10.02) or (ii) in the absence of its own gross negligence or willful misconduct. Each Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to such Agent by the Obligors, a Lender or an Issuing Bank.
          Neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan
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Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent.
          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, each Agent may presume that such condition is satisfactory to such Lender or such Issuing Bank unless such Agent shall have received notice to the contrary from such Lender or such Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for an Obligor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agents, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.
          Subject to, and effective upon, the appointment and acceptance of a successor Agent as provided below, any Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor with the consent of the Borrowers (which consent (i) shall not be required if a Payment Default or Bankruptcy Event of Default shall have occurred and be continuing and (ii) shall not be unreasonably withheld or delayed). If no successor shall have been so appointed by the Required Lenders and approved by the Borrowers and shall have accepted such appointment within 45 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders with the consent of the Borrowers (which consent (i) shall not be required if a Payment Default or Bankruptcy Event of Default shall have occurred and be continuing and (ii) shall not be unreasonably withheld or delayed), appoint a successor Agent which shall be a bank with an office in New York, New York and an office in London, England (or a bank having an Affiliate with such an office) having a combined capital and surplus that is not less than $500,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from all of its duties and obligations hereunder. After an Agent’s resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.
          Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
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          The Agents are hereby irrevocably authorized by each of the Lenders to effect any release or subordination of Liens or Obligations contemplated by Section 10.18.
          SECTION 9.02 Bookrunners, Etc. Anything herein to the contrary notwithstanding, none of the bookrunners, arrangers, co-documentation agents or syndication agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Agent, a Lender or an Issuing Bank hereunder.
ARTICLE X
MISCELLANEOUS
          SECTION 10.01 Notices.
          (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein and in the other Loan Documents shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, as follows:
     (i) if to any Credit Party, to it at 1001 Pennsylvania Avenue, NW, Suite 220S, Washington, D.C., 20004, Attention of Dana Laidhold, Treasurer (Telecopier No. (202) 347-5550; Telephone No. (202) 729-5287), with a copy to Jeffrey W. Ferguson, Managing Director and General Counsel (Telecopier No. (202) 347-5550; Telephone No. (202) 729-5325);
     (ii) if to the Administrative Agent, to Citibank NA, Bank Loan Syndications, at 1615 Brett Road OPS III, New Castle, DE 19720, Attention of Bank Loan Syndications, Dana Fuski Dugan, (Telecopier No. (212) 994 0961; Telephone No, (302) 894-6003);
     (iii) if to the Collateral Agent, to Citibank, N.A. at 2 Penns Way, New Castle, Delaware 19720, Attention of Suzy Gallagher (Telecopier No. (212) 994-0961 Telephone No. (302) 323-2478;
     (iv) if to Citibank as Issuing Bank, to it at 3800 Citibank Center, Building B, Tampa, FL 33610-9122 , Attention of Karen Kunze (Telecopier No. (813) 604-7187; Telephone No.(813) 604-7038); and 388 Greenwich St, 23rd Floor, New York, NY 10013, Attention of Anthony Lieggi (Telecopier No. (646) 291-1716 ; Telephone No. (212) 816-4131); and
     (v) if to a Lender, to it at its address (or telecopier number) set forth in its Administrative Questionnaire;
or, as to the any Credit Party or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each other party hereto, at such other address as shall be designated by such party in a written notice to the Borrowers and the Administrative Agent. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
          (b) Electronic Communications. Notices and other communications to the Lenders and the Issuing Banks hereunder and under the other Loan Documents may be delivered or furnished by
Second Amended and Restated Credit Agreement

electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrowers may, in its discretion, agree to accept notices and other communications to it hereunder and under the other Loan Documents by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
          Anything in this Agreement to the contrary notwithstanding:
     (x) So long as Citibank or any of its Affiliates is the Administrative Agent, materials required to be delivered pursuant to Section 6.01 shall be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at oploanswebadmin@citigroup.com. The Credit Parties agree that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to a Credit Party, any of its Subsidiaries or any other materials or matters relating to this Agreement or any of the transactions contemplated hereby (collectively, the “Communications”) available to the Lenders by posting such notices on Intralinks or a substantially similar electronic system (the “Platform”). The Borrowers and the Lenders acknowledge that (1) although the Platform and its primary web portal are secured with generally applicable security procedures and policies implemented or modified by the Administrative Agent from time to time, the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution, (2) the Platform is provided “as is” and “as available” and (3) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform, except to the extent such errors or omissions are due to the gross negligence, bad faith or willful misconduct of the Administrative Agent or any of its Affiliates. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.
     (y) Each Lender agrees that notice to it (as provided in the next sentence) (a “Notice”) specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender, the Administrative Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (1) to notify the Administrative Agent in writing of such Lender’s e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter
Second Amended and Restated Credit Agreement

to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (2) that any Notice may be sent to such e-mail address.”
          SECTION 10.02 Waivers; Amendments.
          (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.
          (b) Amendments. Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the applicable Credit Parties and the Required Lenders or by the applicable Credit Parties and the Administrative Agent (or, in the case of the Security Documents, the Collateral Agent) with the consent of the Required Lenders; provided that no such agreement shall
     (i) increase any Revolving Credit Commitment of any Lender without the written consent of such Lender,
     (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (except for reduction of interest by virtue of a default waiver), or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby,
     (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Credit Commitment, without the written consent of each Lender directly and adversely affected thereby,
     (iv) change Section 2.17(c) or (d) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby,
     (v) change any of the provisions of this Section or the percentage in the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or
     (vi) release all or substantially all of the (x) Parent Guarantor from its guarantee obligations under Article III, Carried Interest Guarantors from the Carried Interest Guarantee and Security Agreement, the Management Fee Guarantors from the Management Fee Guarantee and Security Agreement or the General Guarantors from the General Guarantee and Security
Second Amended and Restated Credit Agreement

Agreement, or (y) Collateral, without in each case the written consent of each Holder, and in each case except pursuant to a transaction permitted by Section 7.03;
and provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent or any Issuing Bank hereunder or under the other Loan Documents without the prior written consent of such Agent or such Issuing Bank, as the case may be and (y) any modification or supplement of Article III shall require the consent of the Parent Guarantor.
          SECTION 10.03 Expenses; Indemnity; Damage Waiver.
          (a) Costs and Expenses. The Borrowers shall pay (i) all reasonable out-of-pocket costs and expenses incurred by each Agent and its Affiliates (including the reasonable fees, charges and disbursements of not more than one counsel per jurisdiction (unless multiple counsels are necessary to avoid conflicts of interest) for such Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof, (ii) all reasonable out-of-pocket costs and expenses incurred by any Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all documented out-of-pocket costs and expenses incurred by any Agent, any Issuing Bank or any Lender (including the fees, charges and disbursements of not more than one counsel per jurisdiction (unless multiple counsels are necessary to avoid conflicts of interest) for each such Agent, any Issuing Bank or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket costs and expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and (iv) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other Loan Document or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.
          (b) Indemnification by the Borrowers. The Borrowers shall indemnify each Agent (and any sub-agent thereof), each Lender and each Issuing Bank, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related costs and expenses (including the fees, charges and disbursements of not more than one counsel per jurisdiction (unless multiple counsels are necessary to avoid conflicts of interest)) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by such Borrower or any other Credit Party any Obligor arising out of, in connection with, or as a result of any action, claim, judgment or suite arising out of or in connection with (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by any Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any Environmental Liability related in any way to the Borrowers or any of their Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by such Borrower or any other Credit Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related costs and expenses are determined by a court of competent jurisdiction to have
Second Amended and Restated Credit Agreement

resulted from the gross negligence or willful misconduct of, or the breach of any Loan Document by, such Indemnitee or any of its Affiliates or the directors, officers, employees or advisors of any of them.
          (c) Reimbursement by Lenders. To the extent that the Borrowers (and, with respect to the guarantees hereunder, the Parent Guarantor) for any reason fail to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by them to any Agent (or any sub-agent thereof) or any Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay to such Agent (or any such sub-agent) or such Issuing Bank or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent (or any such sub-agent) or such Issuing Bank in its capacity as such, or against any Related Party of any of the foregoing acting for such Agent (or any such sub-agent) or such Issuing Bank in connection with such capacity. The obligations of the Lenders under this paragraph (c) are several obligations.
          (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Obligor shall assert, and each Obligor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof.
          (e) Payments. All amounts due under this Section shall be payable promptly after receipt of a reasonably detailed invoice therefor.
          SECTION 10.04 Successors and Assigns.
          (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Obligors may assign or otherwise transfer any of its rights or obligations hereunder (except pursuant to a transaction permitted hereunder) without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, each Issuing Bank, Participants, to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each Agent, each Issuing Bank, the Lenders and the Employee Loan Obligee) any legal or equitable right, remedy or claim under or by reason of this Agreement.
          (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitments and the Loans at the time owing to it) to any Person; provided that any such assignment shall be subject to the following conditions:
     (i) Minimum Amounts.
          (A) In the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitments and the Loans at the time owing to it
Second Amended and Restated Credit Agreement

or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
          (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, in the case of any assignment in respect of a Revolving Credit Commitment, or $1,000,000, in the case of any assignment in respect of a Term Loan, unless each of the Administrative Agent and, so long as no Non-Consent Event has occurred and is continuing, the Borrowers otherwise consent (each such consent not to be unreasonably withheld or delayed).
     (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Revolving Credit Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations in respect of Revolving Credit Commitments and Term Loans on a non-pro rata basis.
     (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition:
          (A) the consent of the Borrowers (such consents not to be unreasonably withheld or delayed) shall be required unless (x) a Non-Consent Event has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;
          (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required unless such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and
          (C) the consent of the Issuing Banks shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).
     (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
     (v) No Assignment to the Obligors. No such assignment shall be made to any Obligor or any of its Affiliates or Subsidiaries.
     (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural person.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such
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Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Section 2.15 and Section 10.03 with respect to facts and circumstances occurring prior to the effective date of such assignment.
          (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York, New York a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be presumptively correct absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
          (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Administrative Agent, sell participations to any Person (other than a natural person or the Obligors or any of the Obligors’ Affiliates or Subsidiaries) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrowers, the Administrative Agent, the Lenders and the Issuing Banks shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (iv) the consent of the Borrowers (such consents not to be unreasonably withheld or delayed) shall be required for any such participation unless (x) a Non-Consent Event has occurred and is continuing at the time of such participation or (y) such participation is to a Lender, an Affiliate of a Lender or an Approved Fund.
          Each Lender that sells a participation pursuant to paragraph (d) of this Section, acting solely for this purpose as a non-fiduciary agent of the Borrower and solely for tax purposes, shall maintain a register comparable to the Register on which it shall enter the name and address of each Participant and the economic interests of each Participant in all or a portion of the participating Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it) (the “Participant Register”). The entries in the Participant Register shall be presumptively correct absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Participant Register pursuant to the terms hereof as the owner of such participation for all purposes of this Agreement, notwithstanding notice to the contrary. Notwithstanding anything herein to the contrary, such Lender shall not be required to disclose the Participant Register except that (i) such Lender shall be required to make its Participant Register available to the Administrative Agent or to the Borrower if requested by the Borrower in connection with the exercise by a related Participant of remedies hereunder and (ii) such Lender shall be required to make its Participant Register available to the Internal Revenue Service if requested by the Internal Revenue Service or the Borrower and to the extent required by the Internal Revenue Service.
          Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso of Section 10.02(b) that directly and
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adversely affects such Participant. Subject to paragraph (e) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.17(d) as though it were a Lender.
          (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 2.14 and Section 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent after disclosure of such greater payments. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) as though it were a Lender and any such Participant shall be deemed to be a Lender for the purposes of the definition of Excluded Taxes.
          (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
          SECTION 10.05 Survival. All representations and warranties made by the Obligors herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Credit Commitments have not expired or terminated. The provisions of Section 2.14, Section 2.15, Section 2.16, Section 3.03 and Section 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitments or the termination of this Agreement or any provision hereof.
          SECTION 10.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents (and any separate letter agreements among the Obligors and CGMI and certain affiliates thereof, J.P. Morgan Securities LLC and certain affiliates thereof and Credit Suisse Securities (USA) LLC and certain affiliates thereof, with respect to fees payable thereto and their initial Revolving Credit Commitments and Term Loans and the syndication thereof) constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 10.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of
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the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Credit Party against any and all of the obligations of such Credit Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Credit Party may be contingent or unmatured or are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank or their respective Affiliates may have. Each Lender and each Issuing Bank agrees to notify the Borrowers and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
          SECTION 10.09 Governing Law; Jurisdiction; Service of Process; Etc.
          (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
          (b) Submission to Jurisdiction. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State or Federal court located in the City of New York in any suit, action or proceeding arising out of or relating to this Agreement or any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims with respect to any such suit, action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such suit, action or proceeding will be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing herein shall in any way be deemed to limit the ability of any party hereto to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any other party hereto in such other jurisdictions, and in such manner, as may be permitted by applicable law.
          (d) Waiver of Venue. Each party hereto irrevocably waives any objection that it may now or hereafter have to the laying of the venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document brought in the Supreme Court of the State of New York, County of New York or in the United States District Court for the Southern District of New York, and further irrevocably waives any claim that any such action or proceeding brought in any such court has been brought in an inconvenient forum.
          SECTION 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER
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LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 10.11 No Immunity. To the extent that any Obligor may be or become entitled, in any jurisdiction in which judicial proceedings may at any time be commenced with respect to this Agreement or any other Loan Document, to claim for itself or its properties or revenues any immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, execution of a judgment or from any other legal process or remedy relating to its obligations under this Agreement or any other Loan Document, and to the extent that in any such jurisdiction there may be attributed such an immunity (whether or not claimed), each Obligor hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity to the fullest extent permitted by the laws of such jurisdiction.
          SECTION 10.12 European Monetary Union.
          (a) Definitions. As used herein, the following terms shall have the following meanings:
     “EMU” means economic and monetary union as contemplated in the Treaty on European Union.
     “EMU Legislation” means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage of EMU.
     “Euros” or “€” refers to the single currency of Participating Member States of the European Union, which shall be an Agreed Foreign Currency and a Foreign Currency under this Agreement.
     “National Currency” means the Currency, other than the Euro, of a Participating Member State.
     “Participating Member State” means each state so described in any EMU Legislation.
     “Target Operating Day” means any day that is not (i) a Saturday or Sunday, (ii) Christmas Day or New Year’s Day or (iii) any other day on which the Trans-European Automated Real-time Gross Settlement Express Transfer system (or any successor settlement system) is not scheduled to operate (as determined by the Administrative Agent).
     “Treaty on European Union” means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993).
          (b) Effectiveness of Provisions. The provisions of paragraphs (c) through (h) of this Section shall be effective on the Amendment Effective Date; provided that, if and to the extent that any such provision relates to any state (or the Currency of such state) that is not a Participating Member State
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on the Amendment Effective Date, such provision shall become effective in relation to such state (and such Currency) at and from the date on which such state becomes a Participating Member State.
          (c) Redenomination and Alternative Currencies. Each obligation under this Agreement of a party to this Agreement which has been denominated in the National Currency of a Participating Member State shall be redenominated in Euros in accordance with EMU Legislation; provided that, if and to the extent that any EMU Legislation provides that following the Amendment Effective Date an amount denominated either in Euros or in the National Currency of a Participating Member State and payable within the Participating Member State by crediting an account of the creditor can be paid by the debtor either in Euros or in such National Currency, any party to this Agreement shall be entitled to pay or repay any such amount either in Euros or in such National Currency.
          (d) Payments by the Administrative Agent Generally. With respect to the payment of any amount denominated in Euros or in a National Currency, the Administrative Agent shall not be liable to the Obligors or any of the Lenders in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Administrative Agent if the Administrative Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in Euros or in such National Currency, as the case may be) to the account of any Lender in the Principal Financial Center in the Participating Member State which the Obligors or such Lender, as the case may be, shall have specified for such purpose. For the purposes of this paragraph, “all relevant steps” means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments in Euros or such National Currency.
          (e) Certain Rate Determinations. For the purposes of determining the date on which the LIBO Rate is determined under this Agreement for the Interest Period for any Borrowing denominated in Euros (or in any National Currency), references in this Agreement to Business Days shall be deemed to be references to Target Operating Days. In addition, if the Administrative Agent determines, with respect to the Interest Period for any Borrowing denominated in a National Currency, that there is no LIBOR displayed on the Reuters’ Service for deposits denominated in such National Currency, the LIBO Rate for such Interest Period shall be based upon LIBOR displayed on the Reuters’ Service for the offering of deposits denominated in Euros.
          (f) Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to the Currency of any state that becomes a Participating Member State shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, with respect to any Borrowing denominated in such Currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor.
          (g) Rounding. Without prejudice and in addition to any method of conversion or rounding prescribed by the EMU Legislation, each reference in this Agreement to a minimum amount, or to a multiple of a specified amount, in a National Currency to be paid to or by the Administrative Agent shall be replaced by a reference to such reasonably comparable and convenient amount, or to a multiple of such reasonably comparable and convenient amount, in Euros as the Administrative Agent may from time to time reasonably specify.
          (h) Other Consequential Changes. Without prejudice to the respective liabilities of the Obligors to the Lenders and the Lenders to the Obligors under or pursuant to this Agreement, except as expressly provided in this Section, each provision of this Agreement shall be subject to such reasonable
Second Amended and Restated Credit Agreement

changes of construction as the Administrative Agent may from time to time reasonably specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in Participating Member States.
          SECTION 10.13 Judgment Currency. This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be (the “Specified Currency”), and payment in New York City or the country of the Specified Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified Currency shall be the currency of account in all events relating to Loans denominated in the Specified Currency. The payment obligations of each Obligor under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the Administrative Agent could purchase the Specified Currency with the Second Currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Obligor in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under any other Loan Document (in this Section called an “Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Second Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and each Obligor hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified Currency so purchased and transferred.
          SECTION 10.14 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 10.15 Treatment of Certain Information; Confidentiality.
          (a) Treatment of Certain Information. Each Obligor acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Obligor or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each Obligor hereby authorizes each Lender to share any information delivered to such Lender by such Obligor and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitments or the termination of this Agreement or any provision hereof.
          (b) Confidentiality. Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any
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regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective party (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are to be made by reference to any Credit Party and its obligations, this Agreement or payments hereunder, (iii) any rating agency, or (iv) the CUSIP Service Bureau or any similar organization, (g) with the consent of the Borrowers or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to either Agent, any Issuing Bank, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Credit Parties. For purposes of this Section, “Information” means all information received from any Credit Party relating to such Credit Party or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Credit Party or any of its Subsidiaries. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
          SECTION 10.16 USA PATRIOT Act. Each Lender hereby notifies the Credit Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Lender may be required to obtain, verify and record information that identifies the Credit Parties, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify the Credit Parties in accordance with said Act.
          SECTION 10.17 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender.
          SECTION 10.18 Release of Collateral and Obligations; Subordination of Liens. Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrowers in connection with any disposition of Property permitted by the Loan Documents, the Collateral Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to promptly release its security interest in any Collateral being disposed of in such disposition, and to release any Obligations under any Loan Document of any Person being disposed of in such disposition, to the extent necessary to permit consummation of such disposition in accordance with the Loan Documents. Any representation, warranty or covenant contained in any Loan Document relating to any such Property so disposed of (other than Property disposed of to any Obligor or any of its Subsidiaries) shall no longer be deemed to be repeated once such Property is so disposed of.
Second Amended and Restated Credit Agreement

          Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than any contingent or indemnification obligations not then due) have been satisfied and otherwise paid in full, all Revolving Credit Commitments have terminated or expired and no Letter of Credit (that have not been cash collateralized in accordance with Section 2.04(k)) shall be outstanding, upon request of the Borrowers, the Collateral Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to promptly release its security interest in all Collateral, and to release all Obligations (other than any contingent or indemnification obligations not then due) under any Loan Document, whether or not on the date of such release there may be contingent or indemnification obligations not then due. Any such release of Obligations shall be deemed subject to the provision that such Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Credit Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Credit Party or any substantial part of its property, or otherwise, all as though such payment had not been made.
          SECTION 10.19 Acknowledgments. Each Obligor hereby acknowledges that:
     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;
     (b) neither the Agents, the Issuing Banks nor any Lender has any fiduciary relationship with or duty to such Obligor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents, the Issuing Banks and Lenders, on the one hand, and such Obligor, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and
     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby.
          SECTION 10.20 Fiscal Year. Each Obligor will not change the last day of its fiscal year from December 31, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30, respectively, without the prior written consent of the Administrative Agent.
Second Amended and Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered (and, in the case of each Person organized under the laws of the Cayman Islands, as a deed) by their respective authorized officers as of the day and year first above written.

BORROWERS

TC GROUP INVESTMENT HOLDINGS, L.P.
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	TCG Holdings Cayman II, L.P., its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello Title: Director

Witness:	/s/ Heather L. Tiham

Name: Heather L. Tiham

TC GROUP CAYMAN, L.P.
By:	TCG Holdings Cayman, L.P., its general partner
By:	Carlyle Offshore Partners II, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello Title: Director

Witness:	/s/ Heather L. Tiham

Name: Heather L. Tiham
Second Amended and Restated Credit Agreement

CARLYLE INVESTMENT MANAGEMENT L.L.C.
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello Title: Director

Witness:	/s/ Heather L. Tiham
Name: Heather L. Tiham

PARENT GUARANTOR

TC GROUP, L.L.C.
By:	TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello Title: Managing Director
Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Vondriska

Name: Michael Vondriska Title: Vice President

COLLATERAL AGENT

CITIBANK, N.A., as Collateral Agent

By:	/s/ Michael Vondriska

Name: Michael Vondriska Title: Vice President
Second Amended and Restated Credit Agreement

LENDERS

CITIBANK, N.A.

By	/s/ Michael Vondriska

Name: Michael Vondriska Title: Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ Matthew Griffith

Name: Matthew Griffith Title: Executive Director, JP Morgan

BANK OF AMERICA, N.A.

By	/s/ Fred Scully

Name: Fred Scully Title: Vice President

BARCLAYS BANK PLC

By	/s/ Diane Rolfe

Name: Diane Rolfe Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ Bill O’Daly

Name: Bill O’Daly
Title: Director

By	/s/ Vipul Dhadda

Name: Vipul Dhadda
Title: Associate
Second Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Evelyn Thierry

Name: Evelyn Thierry
Title: Director

By	/s/ Omayra Laucella

Name: Omayra Laucella
Title: Vice President

GOLDMAN SACHS BANK, USA

By	/s/ Mark Walton

Name: Mark Walton
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By	/s/ Sherrese Clarke

Name: Sherrese Clarke
Title: Authorized Signatory

SOCIETE GENERALE

By	/s/ Edith Hornick

Name: Edith Hornick
Title: Managing Director

UBS LOAN FINANCE LLC

By	/s/ Irja R. Otsa

Name: Irja R. Osta
Title: Associate Director

By	/s/ Joselin Fernandes

Name: Joselin Fernandes
Title: Associate Director
Second Amended and Restated Credit Agreement

SILICON VALLEY BANK

By	/s/ Jesse Huy

Name: Jesse Huy
Title: VP
Second Amended and Restated Credit Agreement

BY ITS SIGNATURE BELOW, THE L/C OBLIGEE
HEREBY CONSENTS TO THE AMENDMENT
AND RESTATEMENT OF THE EXISTING CREDIT
AGREEMENT CONTAINED HEREIN:
JPMORGAN CHASE BANK, N.A., as L/C Obligee
By: /s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director, JP Morgan
Second Amended and Restated Credit Agreement

SCHEDULE 1
Revolving Credit Commitments and Term Loans as of the Amendment Effective Date

	Revolving Credit
	Commitment	Term Loans	Total
Citibank, N.A.	$155,521,978.03	$61,538,461.53	$217,060,439.56
JPMorgan Chase Bank, N.A.	$155,521,978.02	$61,538,461.53	$217,060,439.55
Credit Suisse AG, Cayman Islands Branch	$155,521,978.02	$42,307,692.31	$197,829,670.33
Bank of America, N.A.	$43,200,549.45	$42,307,692.31	$85,508,241.76
Barclays Bank PLC	$43,200,549.45	$42,307,692.31	$85,508,241.76
Deutsche Bank AG New York Branch	$43,200,549.45	$42,307,692.31	$85,508,241.76
Goldman Sachs Bank, USA	$43,200,549.45	$42,307,692.31	$85,508,241.76
Morgan Stanley Bank, N.A.	$43,200,549.45	$42,307,692.31	$85,508,241.76
UBS Loan Finance LLC	$43,200,549.45	$42,307,692.31	$85,508,241.76
Societe Generale	$12,692,307.69	$42,307,692.31	$55,000,000.00
Silicon Valley Bank	$11,538,461.54	$38,461,538.46	$50,000,000.00

TOTAL:	$750,000,000	$500,000,000	$1,250,000,000

Schedule 1 to Second Amended and Restated Credit Agreement

EXHIBIT A
[Form of Assignment and Assumption]
ASSIGNMENT AND ASSUMPTION
     This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
     For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1. Assignor[s]:

2. Assignee[s]:

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3]	Select as appropriate.

[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.
Assignment and Assumption

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3. Borrowers:	TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P. and Carlyle Investment Management L.L.C.

4. Administrative Agent:	Citibank, N.A., as the administrative agent under the Credit Agreement

5. Credit Agreement:	The Second Amended and Restated Credit Agreement dated as September 30, 2011 among the Borrowers, the Parent Guarantor party thereto, the Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent for the Lenders
6. Assigned Interest[s]:

Aggregate
			Amount of	Amount of	Percentage
			Commitment/	Commitment/	Assigned of
		Facility	Loans for all	Loans	Commitment/	CUSIP
Assignor[s][5]	Assignee[s][6]	Assigned[7]	Lenders[8]	Assigned[8]	Loans[9]	Number
			$	$	%
			$	$	%
			$	$	%
[7. Trade Date: ______________]10

[5]	List each Assignor, as appropriate.

[6]	List each Assignee, as appropriate.

[7]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment.

[8]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

[10]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.
Assignment and Assumption

Effective Date: ________ __, 20___ [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][11]

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][12]

[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:
[Consented to and]13 Accepted:
CITIBANK, N.A.,
          as Administrative Agent

By
Title:
[Consented to:]

[11]	Add additional signature blocks as needed.

[12]	Add additional signature blocks as needed.

[13]	See Section 10.04(b).
Assignment and Assumption

[ISSUING BANK(S)][14]

By	Title:

[TC GROUP INVESTMENT HOLDINGS, L.P.][15]

By
Title:

[TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.][16]

By
Title:

[TC GROUP CAYMAN, L.P.][17]

By
Title:

[CARLYLE INVESTMENT MANAGEMENT L.L.C.][18]

By
Title:

[14]	See Section 10.04(b).

[15]	See Section 10.04(b).

[16]	See Section 10.04(b).

[17]	See Section 10.04(b).

[18]	See Section 10.04(b).
Assignment and Assumption

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
     1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Obligors, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Obligors, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
     1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) satisfies the requirements to be an assignee under the Credit Agreement (subject to such consents, if any, as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant thereto, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
     2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.
     3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment
Annex 1 to Assignment and Assumption

and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
Annex 1 to Assignment and Assumption

EXHIBIT B
[Form of Confirmation]
CONFIRMATION
     CONFIRMATION (this “Confirmation”) dated as of [_____ __], 2011, among each of the companies or entities identified under the caption “OBLIGORS” on the signature pages hereto (collectively, the “Obligors”), each of the companies or entities identified under the caption “CARRIED INTEREST GUARANTORS” on the signature pages hereto (collectively, the “Carried Interest Guarantors”), each of the companies or entities identified under the caption “MANAGEMENT FEE GUARANTORS” on the signature pages hereto (collectively, the “Management Fee Guarantors”), Carlyle Investment Management L.L.C. (“CIM”, and together with the Obligors, the Carried Interest Guarantors and the Management Fee Guarantors, the “Credit Parties”) and CITIBANK, N.A., as collateral agent for the Holders referred to in the Existing Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Collateral Agent”).
     The Obligors, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the Collateral Agent are parties to the Amended and Restated Credit Agreement dated as of November 29, 2010 (the “Existing Credit Agreement”), providing for extensions of credit to be made by said Lenders to the Borrowers thereunder. Concurrently with the execution and delivery hereof, the Existing Credit Agreement is being amended and restated in its entirety pursuant to a Second Amended and Restated Credit Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Obligors, the lenders party thereto and Citibank, N.A. as Administrative Agent and Collateral Agent. Except as otherwise defined in this Confirmation, terms defined in the Credit Agreement are used herein as defined therein.
     In connection with the Existing Credit Agreement (i) the Collateral Agent and the Obligors party thereto are parties to a Primary Security Agreement dated as of August 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Primary Security Agreement”), (ii) the Collateral Agent and the Carried Interest Guarantors party thereto are parties to a Carried Interest Guarantee and Security Agreement dated as of August 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Carried Interest Guarantee and Security Agreement”), (iii) the Collateral Agent and the Management Fee Guarantors party thereto are parties to a Management Fee Guarantee and Security Agreement dated as of August 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Management Fee Guarantee and Security Agreement”), (iv) the Collateral Agent and certain of the Obligors are parties to a Deed of Charge dated as of August 22, 2007 (as amended, supplemented or otherwise modified from time to time, the “Obligor Existing UK Bank Account Security Agreement”), (v) the Collateral Agent and CIM are parties to a Security Agreement dated as of December 15, 2008 (as amended, supplemented or otherwise modified from time to time, the “CIM Existing Bank US Account Security Agreement”), (vi) the Collateral Agent and CIM and TC Group, L.L.C. are parties to a Deed of Charge dated as of December 15, 2008 (as amended, supplemented or otherwise modified from time to time “CIM Existing UK Bank Account Security Agreement”) and (vii) the Collateral Agent, CIM and the other Obligors party there are parties to a Deed of Charge dated as of November 29, 2010 (together with the Primary Security Agreement, the Carried Interest Guarantee and Security Agreement, the Management Fee Guarantee and Security Agreement, the Obligor Existing UK Bank Account Security Agreement, the CIM Existing Bank US Account Security Agreement, CIM Existing UK Bank Account Security Agreement and all other Security Documents under (and as defined in) the Existing Credit Agreement, the “Existing Security Documents”).
     Each Credit Party, by its execution of this Confirmation, hereby (i) consents to the Credit Agreement, (ii) unconditionally confirms and ratifies that all of its obligations as a guarantor under the Loan Documents (as defined in the Existing Credit Agreement) to which it is a party shall continue in full
Confirmation

force and effect for the benefit of the Holders and (iii) unconditionally confirms that the security interests granted by it under each of the Existing Security Documents to which it is a party shall continue in full force and effect in favor of the Holders with respect to the Credit Agreement. TC Group Cayman, L.P., by its execution of this Confirmation, hereby unconditionally confirms and ratifies that all of its obligations as guarantor under Article III of the Existing Credit Agreement shall continue in full force and effect for the benefit of the Holders.
     This Confirmation shall constitute a “Loan Document” for all purposes of the Credit Agreement. This Confirmation may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Confirmation by signing any such counterpart. This Confirmation shall be governed by, and construed in accordance with, the law of the State of New York.
Confirmation

     IN WITNESS WHEREOF, each Credit Party has caused this Confirmation to be duly executed and delivered (and, in the case of each Person organized under the laws of the Cayman Islands, as a deed) as of the date first above written.
CREDIT PARTIES
OBLIGORS
TC GROUP INVESTMENT HOLDINGS, L.P.
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By
Name:
Title:

Witness:
Name:
TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman, Limited, its general partner

By
Name:
Title:

Witness:
Name:
TC GROUP, L.L.C.
By: TCG Holdings, L.L.C., its managing member

By
Name:
Title:

Witness:
Name:
Confirmation

TC GROUP CAYMAN, L.P.
By: TCG Holdings Cayman, L.P., its general partner
By: Carlyle Offshore Partners II, Limited, its general partner

By
Name:
Title:

Witness:
Name:
CARLYLE INVESTMENT MANAGEMENT L.L.C.
By: TC Group, L.L.C., its managing member
By: TCG Holdings, L.L.C., its managing member

By
Name:
Title:

Witness:
Name:
Confirmation

CARRIED INTEREST GUARANTORS

TC GROUP IV, L.P.
By: TC Group IV Managing GP, L.L.C., its general partner
By: TC Group, L.L.C., its sole member
By: TCG Holdings, L.L.C., its managing member

By

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

TC GROUP IV, L.L.C.
By: TC Group Cayman Investment Holdings, L.P., its managing member
By: TCG Holdings Cayman II, L.P. its general partner
By: DBD Cayman, Ltd., its general partner

By

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

TC GROUP IV CAYMAN, L.P.
By: CP IV GP, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

CP IV GP, LTD.

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

TC GROUP V, L.P.
By: TC Group V Managing GP, L.L.C., its general partner
By: TC Group, L.L.C., its managing member
By: TCG Holdings, L.L.C., its managing member

By:

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

TC GROUP V, L.L.C.
By: TC Group Cayman Investment Holdings, L.P., its managing member
By: TCG Holdings Cayman II, L.P. its general partner
By: DBD Cayman, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CEP II MANAGING GP HOLDINGS, LTD.

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

CEP III MANAGING GP HOLDINGS, LTD.

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CEP II MANAGING GP, L.P.
By: CEP II Managing GP Holdings, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CEP III MANAGING GP, L.P.
By: CEP III Managing GP Holdings, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CARLYLE REALTY V, L.L.C.
By: Carlyle Realty V, L.P., its managing member
By: Carlyle Realty V GP, L.L.C., its general partner
By: TC Group Investment Holdings, L.P., its managing member
Confirmation

By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By

Name: Daniel A. D’Aniello
Title: Managing Director
Witness:

Name:

CARLYLE REALTY V, L.P.
By: Carlyle Realty V GP, L.L.C., its general partner
By: TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

CARLYLE REALTY V GP, L.L.C.
By: TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

CRP V AIV GP, L.P.
Confirmation

By: CRP V AIV GP, L.L.C., its general partner
By: TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By:

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

CRP V AIV GP, L.L.C.
By: TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By:

Name: Daniel A. D’Aniello
Title: Managing Director

Witness:

Name:

CAP II GENERAL PARTNER, L.P.
By: CAP II Limited, its general partner

By

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CAP II LIMITED

By

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

CJP II GENERAL PARTNER, L.P.
By: Carlyle Japan II Ltd., its general partner

By

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CJP II CO-INVEST GP, L.P.
By: Carlyle Japan II Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CJP II INTERNATIONAL GP, L.P.
By: Carlyle Japan II Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CJIP II CO-INVEST GP, L.P.
Confirmation

By: Carlyle Japan II Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
CARLYLE JAPAN II LTD.

By
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
CAP III LTD.

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
CAP III GENERAL PARTNER, L.P.

By: CAP III Ltd., its general partner

By:

Name:	Daniel A. D’Aniello
Title:	Director

Witness:

Name:
CEREP INVESTMENT HOLDINGS III, L.L.C.
By: TC Group Investment Holdings, L.P., its managing member
Confirmation

By: TCG Holdings II, L.P., its general partner By: DBD Investors V, L.L.C., its general partner By: DBD Investors V Holdings, L.L.C., its managing member

By:
Name:	Daniel A. D’Aniello
Title:	Managing Director

Witness:
Name:
CEREP III GP, L.L.C.

By:	CEREP Investment Holdings III, L.L.C., its managing member
By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:
Name:	Daniel A. D’Aniello
Title:	Managing Director

Witness:

Name:
TC GROUP CMP II, L.L.C.

By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
TC GROUP INFRASTRUCTURE, L.L.C.

By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner
Confirmation

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
CMP II GENERAL PARTNER, L.P.

By:	TC Group CMP II, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
CARLYLE INFRASTRUCTURE GENERAL PARTNER, L.P.

By:	TC Group Infrastructure, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
CMP II (CAYMAN) GP, LTD.

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
Confirmation

CMP II (CAYMAN) GENERAL PARTNER, L.P.

By:	CMP II (Cayman) GP, Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CARLYLE REALTY VI, L.L.C.
By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CSABF GENERAL PARTNER, L.P. By: CSABF General Partner Limited, its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CSABF GENERAL PARTNER LIMITED

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

CAGP IV GENERAL PARTNER, L.P. By: CAGP IV Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CAGP IV LTD.

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CSP II GENERAL PARTNER, L.P.
By: TC Group CSP II, L.L.C., its general partner
By: TC Group Cayman Investment Holdings, L.P., its managing member
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman, Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CSP II, L.L.C. By: TC Group Cayman Investment Holdings, L.P., its managing member By: TCG Holdings Cayman II, L.P., its general partner By: DBD Cayman, Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

TCG FINANCIAL SERVICES L.P. By: Carlyle Financial Services, Ltd., its general patrtner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

CARLYLE FINANCIAL SERVICES, LTD.

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:

TCG V (SCOT), L.P. By: CP V GP, Ltd., its general partner

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:

CP V GP, LTD.

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:

CAP III GENERAL PARTNER (SCOT) L.P. By: CAP III Ltd., its general partner

By:
Name:	Daniel A. D’Aniello
Title:	Director

Witness:
Name:
Confirmation

MANAGEMENT FEE GUARANTORS
CIM GLOBAL, L.L.C.

By: TC Group Cayman, L.P., its managing member By: TCG Holdings Cayman, L.P., its general partner By: Carlyle Offshore Partners II, Ltd., its general partner

By:
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
CEP II GP, L.P.

By: CEP II Limited, its general partner

By
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

CEP III GP, L.P.

By: CEP III Limited, its general partner

By
Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:
Confirmation

Accepted and Acknowledged by:

CITIBANK, N.A., as Collateral Agent

By:
Name:
Title:
Confirmation

EXHIBIT C
[Form of Closing Certificate]
Date: ________ __, 2011
          Pursuant to Section 5.01(c) of the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”; unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement), among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., Carlyle Investment Management L.L.C., TC Group, L.L.C., the lenders party thereto and Citibank, N.A., as Administrative Agent and Collateral Agent, the undersigned, ________________[Insert name of Responsible Officer], ________________ [Insert title of Responsible Officer] of _____________ (the “Credit Party”), hereby certifies on behalf of the Credit Party as follows:
1.	The representations and warranties of the Credit Party set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Credit Party pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date. At the time of and immediately after giving effect to the amendment and restatement of the Existing Credit Agreement by the Credit Agreement on the Amendment Effective Date and the Loans to be made on the date hereof, no Default has occurred and is continuing.

2.	___________________ is the duly elected and qualified [Assistant] Secretary of the Credit Party and the signature set forth for such Responsible Officer below is such Responsible Officer’s true and genuine signature.
The undersigned [Assistant] Secretary of the Credit Party hereby certifies as follows:
(i)	Attached hereto as Annex 1 is a true and complete copy of a Certificate of Good Standing or the equivalent from the Credit Party’s jurisdiction of organization dated as of a recent date prior to the date hereof.

(ii)	Attached hereto as Annex 2 is a true and complete copy of [resolutions][unanimous written consent] duly adopted by the [Board of Directors] of the Credit Party on ________ __, 2011. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Credit Party now in force relating to or affecting the matters referred to therein.

(iii)	Attached hereto as Annex 3 is a true and complete copy of the [Certificate of Incorporation] [Memorandum of Association] of the Credit Party as in effect on the date hereof, and such [Certificate of Incorporation] [Memorandum of Association] has not been amended, repealed, modified or restated.

(iv)	Attached hereto as Annex 4 is a true and complete certified copy of the [Articles of Association][Bylaws] of the Credit Party as in effect on the date hereof, and such
Closing Certificate

[Articles of Association][Bylaws] have not been amended, repealed, modified or restated.

(v)	The persons listed on Schedule I hereto are now duly elected and qualified officers of the Credit Party holding the offices indicated next to their respective names on Schedule I hereto, and the signatures appearing opposite their respective names on Schedule I hereto are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Credit Party each of the Loan Documents to which it is a party and any certificate or other document to be delivered by the Credit Party pursuant to the Loan Documents to which it is a party.

(vi)	Latham & Watkins LLP and (for Persons organized under the laws of the Cayman Islands) Maples and Calder may rely on this certificate in rendering their respective opinions.
Closing Certificate

     IN WITNESS WHEREOF, the undersigned have hereunto set their names as of the first date set forth above.

Name:	Name:
Title: [Insert title of Responsible Officer]	Title: [Assistant] Secretary
Closing Certificate

Schedule I
to Closing Certificate

Name	Office	Signature

Schedule I to C losing Certificate

Annex 1
to Closing Certificate
[Certificate of Good Standing]
Annex 1 to Closing Certificate

Annex 2
to Closing Certificate
[Board Resolutions][Unanimous Written Consent]
Annex 2 to Closing Certificate

Annex 3
to Closing Certificate
[Bylaws][Memorandum of Association]
Annex 3 to Closing Certificate

Annex 4
to Closing Certificate
[Articles of [Incorporation][Association]]
Annex 4 to Closing Certificate

EXHIBIT D
[Form of Solvency Certificate]
________ __, 2011
          This Solvency Certificate is delivered pursuant to Section 5.01(i) of the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”), among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., Carlyle Investment Management L.L.C., TC Group, L.L.C., the Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.
          The undersigned, being a Responsible Officer of [___________], the [general partner (the “General Partner”)] [managing member (the “Managing Member”)] of [TC Group Investment Holdings, L.P.] [TC Group Cayman Investment Holdings, L.P.] [TC Group Cayman, L.P.] [Carlyle Investment Management L.L.C.] [TC Group, L.L.C.] (the “Obligor”)], hereby certifies on behalf of the Obligor that, immediately after giving effect to the Transactions and immediately following the making of each Loan and after giving effect to the application of the proceeds of each Loan, (a) the amount of the “present fair saleable value” of the assets of the Obligor will exceed the amount of all “liabilities of the Obligor, contingent or otherwise”, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of the Obligor will be greater than the amount that will be required to pay the liability of the Obligor on its debts as such debts become absolute and matured, (c) the Obligor will not have an unreasonably small amount of capital with which to conduct its business and (d) the Obligor will be able to pay its debts as they mature. For purposes hereof, (i) “debt” means liability on a “claim”, (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) except as otherwise provided by applicable law, the amount of “contingent liabilities” at any time shall be the amount thereof which, in light of all the facts and circumstances existing at such time, can reasonably be expected to become actual or matured liabilities.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Solvency Certificate

          WITNESS my hand dated as of the date first above written.

By [______________________], as its [General Partner][Managing Member]

By:	________________________
Name:
Title:

Solvency Certificate

EXHIBIT E
[Form of Exemption Certificate]
________ __, 2011
          Reference is made to the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”), among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., Carlyle Investment Management L.L.C., TC Group, L.L.C., the Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          ______________________ (the “Foreign Lender”) is providing this certificate pursuant to Section 2.16(e) of the Credit Agreement. The Foreign. Lender hereby represents and warrants that:
          1. The Foreign Lender is the sole record and beneficial owner of the Loans in respect of which it is providing this certificate.
          2. The Foreign Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Foreign Lender further represents and warrants that:
          (a) the Foreign Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and
          (b) the Foreign Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;
          3. The Foreign Lender is not a 10-percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code; and
          4. The Foreign Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.
          IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF FOREIGN LENDER]

By:

Name:
Title:
Exemption Certificate

EXHIBIT F
[Form of Revolving Credit Loan Note]
REVOLVING CREDIT LOAN NOTE
$[________] [________ __], 201[_]
          FOR VALUE RECEIVED, TC GROUP INVESTMENT HOLDING, L.P., TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., TC GROUP CAYMAN, L.P. AND CARLYLE INVESTMENT MANAGEMENT L.L.C. (collectively, the “Borrowers”), hereby promise to pay, jointly and severally, to the order of [________] or its registered permitted assigns (the “Lender”), at such of the offices of the Lender as shall be notified to the Borrowers from time to time, the principal sum of [________] ($[________]), in lawful money of the United States and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement referred to below, or such lesser amount at any time as shall equal the then aggregate outstanding principal amount of Revolving Credit Loans by the Lender under the Credit Agreement, and to pay, jointly and severally, interest on the unpaid principal amount of each Revolving Credit Loan made by the Lender under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
          This Note is one of the promissory notes referred to in Section 2.08(g) of the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Amendment and Restatement”) among the Borrowers, TC Group, L.L.C., as Parent Guarantor, the Lenders party thereto and Citibank, N.A, as Administrative Agent and Collateral Agent, amending and restating the Amended and Restated Credit Agreement dated as of November 29, 2010 (the “Credit Agreement”) and evidences Revolving Credit Loans made by the Lender. This note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement and the Revolving Credit Loans evidenced hereby are guaranteed and secured as provided for therein and in the other Loan Documents. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.
          The date, amount, Type, interest rate and Interest Period of each Revolving Credit Loan made by the Lender to the Borrowers, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the Schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrowers to make a payment when due of any amount owing under the Credit Agreement or hereunder.
          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments hereof upon the terms and conditions specified therein.
          No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.
          Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.
Revolving Credit Loan Note

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

TC GROUP INVESTMENT HOLDINGS, L.P.
By:	TCG Holdings II, L.P., its general
partner
By:	DBD Investors V, L.L.C., its general
partner

By:

Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CAYMAN INVESTMENT
HOLDINGS, L.P.
By:	TCG Holdings Cayman II, L.P., its
general partner
By:	DBD Cayman, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

TC GROUP CAYMAN, L.P.
By:	TCG Holdings Cayman, L.P., its general
partner
By:	Carlyle Offshore Partners II, Ltd., its
general partner

By:

Name:
Title:

Witness:

Name:

CARLYLE INVESTMENT MANAGEMENT L.L.C.
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing
member

By:

Revolving Credit Loan Note

SCHEDULE OF REVOLVING CREDIT LOANS
          This Note evidences Revolving Credit Loans made under the within-described Credit Agreement to the Borrowers, on the dates, in the principal amounts and of the Types, and bearing interest at the rates and having the Interest Period set forth below, subject to the payments and prepayments of principal set forth below:

Principal
Amount of	Type of	Interest Rate		Unpaid
Revolving	Revolving	and	Amount Paid	Principal	Notation
Credit Loan	Credit Loan	Period	or Prepaid	Amount	Made By
Revolving Credit Loan Note

EXHIBIT G
[Form of Term Loan Note]
TERM LOAN NOTE
$[________]
[________ __], 201[_]
          FOR VALUE RECEIVED, TC GROUP INVESTMENT HOLDING, L.P., TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P., TC GROUP CAYMAN, L.P. AND CARLYLE INVESTMENT MANAGEMENT L.L.C (collectively, the “Borrowers”), hereby promise to pay, jointly and severally, to the order of [________] or its registered permitted assigns (the “Lender”), at such of the offices of the Lender as shall be notified to the Borrowers from time to time, the principal sum of [________] ($[________]), in lawful money of the United States and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement referred to below, or such lesser amount at any time as shall equal the then aggregate outstanding principal amount of Term Loans by the Lender under the Credit Agreement, and to pay, jointly and severally, interest on the unpaid principal amount of each Term Loan made by the Lender under the Credit Agreement, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.
          This Note is one of the promissory notes referred to in Section 2.08(g) of the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Amendment and Restatement”) among the Borrowers, TC Group, L.L.C., as Parent Guarantor, the Lenders party thereto and Citibank, N.A, as Administrative Agent and Collateral Agent, amending and restating the Amended and Restated Credit Agreement dated as of November 29, 2010 (as amended, modified and supplemented and in effect from time to time, the “Credit Agreement”) and evidences Term Loans made by the Lender thereunder. This note is subject to, and the Lender is entitled to the benefits of, the provisions of the Credit Agreement and the Term Loans evidenced hereby are guaranteed and secured as provided for therein and in the other Loan Documents. The Term Loans evidenced hereby are subject to prepayment prior to the Maturity Date, in whole or in part, as provided in the Credit Agreement. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.
          The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments hereof upon the terms and conditions specified therein.
          No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.
          Except as permitted by Section 10.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.
Term Loan Note

          This Note shall be governed by, and construed in accordance with, the law of the State of New York.

TC GROUP INVESTMENT HOLDINGS, L.P.
By:	TCG Holdings II, L.P., its general
partner
By:	DBD Investors V, L.L.C., its general
partner

By:

Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CAYMAN INVESTMENT
HOLDINGS, L.P.
By:	TCG Holdings Cayman II, L.P., its general
partner
By:	DBD Cayman, Ltd., its general partner

By:

Name: Daniel A. D’Aniello
Title: Director

Witness:

Name:

TC GROUP CAYMAN, L.P.
By:	TCG Holdings Cayman, L.P., its general
partner
By:	Carlyle Offshore Partners II, Ltd., its
general partner

By:

Name:
Title:

Witness:

Name:

CARLYLE INVESTMENT MANAGEMENT
L.L.C.
By:	TC Group, L.L.C., its managing member
By:	TCG Holdings, L.L.C., its managing
member

By:

Term Loan Note

EXHIBIT H
[Form of Subordination Terms]
SUBORDINATION TERMS
1. Subordination
     1. General
     Each of the Issuers and each Note Holder agrees that (a) any payment or distribution by any Person of cash, securities or other property, by set-off or otherwise, on account of the Obligations consisting of, or in respect of, the Subordinated Note Debt, (b) any redemption, purchase or other acquisition of such Obligations by any Person or (c) the granting of any lien or security interest to or for the benefit of the holders of such Obligations in or upon any property of any Person (clauses (a), (b), (c) together, “Distributions”) is subordinated in right of payment, to the extent and in the manner provided in this Section 1 to the prior Payment-in-Full of all existing and future Senior Debt of the Issuers and that such subordination is for the benefit of and enforceable by the holders of the Senior Debt. For purposes of clarification, the parties hereto acknowledge that the exchange or conversion by a Note Holder into Capital Stock or other securities that are junior and subordinated to any and all Senior Debt on the same basis as the Subordinated Note Debt is junior and subordinated to Senior Debt as provided in this Section 1 or on a basis that is no less favorable to the holders of Senior Debt than the Subordinated Note Debt shall not be deemed to be a “Distribution” for purposes of this Section 1 and shall not be subject to any restrictions set forth in this Section 1.
     1.2 Insolvency
     In the event of any Insolvency Proceeding:
     (a) the Senior Debt shall first be Paid-in-Full before any Distribution (whether by purchase, acquisition or otherwise), whether in cash, Cash Equivalents, securities or other Property, shall be made to any holder of any Subordinated Note Debt on account of such Subordinated Note Debt;
     (b) during any Insolvency Proceeding, any Distribution which would otherwise (but for this Section 1) be payable or deliverable in respect of Subordinated Note Debt shall be paid or delivered directly to (i) at any time prior to the Payment-in-Full of the Senior Credit Agreement Obligations, the Senior Credit Agreement Holders, and (ii) at any time after the Payment-in-Full of the Senior Credit Agreement Obligations, the holders of the Senior Debt in accordance with the priorities then existing among such holders and Section 1.6 until all Senior Debt shall have been Paid-in-Full;
     (c) at any time prior to the Payment-in-Full of the Senior Credit Agreement Obligations, each holder of the Subordinated Note Debt
     (i) agrees to file or cause to be filed on its behalf an appropriate proof of claim in respect of such holder’s Subordinated Note Debt and take such action, to the extent commercially reasonable, to cause such proof of claim to be approved in such Insolvency Proceeding;
Subordination Terms

     (ii) irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to the Senior Administrative Agent for the application to the Senior Credit Agreement Obligations until all Senior Credit Agreement Obligations have been Paid-in-Full; and
     (iii) irrevocably authorizes and empowers the Senior Administrative Agent, in the name of each such holder of the Subordinated Note Debt, to demand, sue for, collect and receive any and all such Distributions until all Senior Credit Agreement Obligations shall have been Paid-in-Full;
     (d) during any Insolvency Proceeding, prior to the Payment-in-Full of the Senior Credit Agreement Obligations, each holder of the Subordinated Note Debt hereby agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing, or purporting to secure, the Senior Debt;
     (e) during any Insolvency Proceeding, prior to the Payment-in-Full of the Senior Credit Agreement Obligations, no holder of the Subordinated Note Debt will object to, or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Debt made by any holder of the Senior Debt; and
     (f) during any Insolvency Proceeding, prior to the Payment-in-Full of the Senior Credit Agreement Obligations, no holder of the Subordinated Note Debt will object to, or otherwise contest (or support any other Person contesting), (i) any request by any Issuer to provide the holder of the Senior Debt with adequate protection or (ii) any objection by the holders of the Senior Debt to any motion, relief, action or proceeding based on the holders of the Senior Debt claiming a lack of adequate protection;
provided, however, that nothing in this Section 1 shall be deemed to prohibit or limit the right of any holder of Subordinated Note Debt (or any representative thereof) to serve on any official committee of creditors in any such Insolvency Proceeding.
     1.3 Payment Default in Respect of Senior Debt
     Unless Section 1.2 shall be applicable, if a Senior Payment Default exists that would permit the holders of the Designated Senior Debt to declare such Designated Senior Debt due and payable, then, unless and until
     (a) such Senior Payment Default shall have been (i) cured (which cure has been acknowledged in writing by the requisite holders of the applicable Designated Senior Debt) or (ii) waived (in writing by the requisite holders of the applicable Designated Senior Debt), or
     (b) the Designated Senior Debt has been Paid-in-Full (each of the events described in clauses (a) and (b), a “Cure Event”), the Issuers shall not make any Distributions for or on account of any Subordinated Note Debt. The Issuers shall give prompt written notice to each holder of Subordinated Note Debt to the address specified in the [describe applicable debt register] as of the date of such notice of its knowledge of facts that would give rise to any Senior Payment Default; provided, however, that the effectiveness of this Section 1.3 on the Issuers shall not be affected by any failure to deliver any such notice.
Subordination Terms

     All payments in respect of Subordinated Note Debt postponed during any Senior Payment Default shall be immediately due and payable upon the occurrence of a Cure Event with respect to such Senior Payment Default (together with such additional interest and other payments as is provided for herein and in the Subordinated Debt Documents for late payment of principal and interest or an Event of Default).
     1.4 Senior Nonpayment Default in Respect of Designated Senior Debt
     Unless Section 1.2 shall be applicable, if:
     (a) any Senior Nonpayment Default shall have occurred; and
     (b) the Issuers receive written notice (a “Nonpayment Default Notice”) of the happening of such Senior Nonpayment Default that would permit the holders of the Designated Senior Debt to declare such Designated Senior Debt due and payable, stating that such notice is a payment blockage notice pursuant to this Section 1.4;
then, the Issuers shall not make any Distributions for or on account of any Subordinated Note Debt for a period (each, a “Payment Blockage Period”) commencing on the Payment Blockage Period Commencement Date in respect of such Payment Blockage Period and ending on the Payment Blockage Period Termination Date in respect of such Payment Blockage Period, provided, however, that:
     (i) in no event shall the total number of days during which any Payment Blockage Period or Periods on the Subordinated Note Debt is in effect exceed 180 days in the aggregate during any consecutive 365 day period, and there must be at least 185 days during any consecutive 365 day period during which no Payment Blockage Period is in effect;
     (ii) no more than one Payment Blockage Periods shall be in effect during any period of 365 consecutive days, irrespective of the number of defaults with respect to Senior Debt during such period; and
     (iii) no Payment Blockage Period may be imposed as a result of any Senior Nonpayment Default that served as the basis for such Payment Blockage Period, unless such Senior Nonpayment Default has been cured or waived for a period of 90 consecutive days.
     All payments in respect of Subordinated Note Debt postponed during any Payment Blockage Period shall be immediately due and payable upon the termination thereof (together with such additional interest and other payments as is provided for herein and in the Subordinated Debt Documents for late payment of principal and interest or an Event of Default).
     The Issuers shall give prompt written notice to each holder of Subordinated Note Debt of its receipt of any Nonpayment Default Notice under this Section 1.4.
     1.5 Standstill
     None of the Note Holders shall (i) take any action or institute any proceedings to collect or enforce the payment of any of the principal of or interest or other payment obligations of the Issuers in respect of any Subordinated Note Debt or any other payment obligations with respect to any Subordinated Note Debt, (ii) commence or join in the commencement of a proceeding under any Insolvency Proceeding
Subordination Terms

in their capacity as Note Holders (it being understood that the Note Holders may participate in any such proceeding not commenced by the Note Holders in such capacity solely to the extent necessary to maintain their claims to, and to preserve their rights in respect of, the Subordinated Note Debt), (iii) accelerate all of any portion of the Subordinated Note Debt, or (iv) direct any other Person to do any of the foregoing until both (A) the holders of Designated Senior Debt are given written notice (a “Subordinated Action Notice”) of the intent to take such action and (B) the earlier of the following shall have occurred: (i) acceleration of the Senior Debt and (ii) the passage of 180 days from the receipt by holders of Designated Senior Debt of the applicable Subordinated Action Notice (120 days in the case of an Event Default arising from the failure to pay principal or interest if the applicable Event of Default described in such Subordinated Action Notice shall not have been cured or waived in such period (each such period referred to as a “Standstill Period”); provided, however, that (1) one or more Standstill Periods may exist concurrently and (2) the Standstill Period shall terminate sooner upon the earliest to occur of (i) the acceleration of all or any or any portion of Designated Senior Debt, or (ii) the Payment-in-Full of Designated Senior Debt.
     1.6 Turnover of Payments
     (a) If any payment or distribution shall be paid to or collected or received by any holders of Subordinated Note Debt in contravention of any of the terms of this Section 1 or Section 2.[_], then such holders of Subordinated Note Debt will promptly deliver such payment or distribution, to the extent necessary to pay all such Senior Debt in full, to (i) at any time prior to the Payment-in-Full of the Senior Credit Agreement Obligations, the Senior Credit Agreement Holders, and (ii) at any time after the Payment-in-Full of the Senior Credit Agreement Obligations, the holders of the Senior Debt, and, until so delivered, the same shall be held in trust by such holders of Subordinated Note Debt as the property of the holders of such Senior Debt. If any amount is delivered pursuant to this Section 1.6, regardless of whether such amounts have been applied to the payment of Senior Debt, and the outstanding Senior Debt shall thereafter be indefeasibly Paid-in-Full, the holders of Senior Debt shall return to such holders of Subordinated Note Debt an amount equal to the amount delivered to such holders of Senior Debt pursuant to this Section 1.6, so long as immediately after the return of such amounts the Senior Debt shall remain Paid-in-Full.
     (b) No Note Holder shall be required to turnover to the holders of the Senior Debt pursuant to this Section 1.6, any payments or distributions collected or received by such Note Holder prior to delivery to the Note Holders of written notice of the occurrence of a Senior Nonpayment Default in accordance with [reference notices section], provided that this clause (b) shall not be applicable to the extent any such payment or distribution was received or collected at any time a Senior Payment Default exists or in violation of Section 1.3 or Section 1.5.
     1.7 Subordination Unaffected by Certain Events
     No right of any holder of Senior Debt to enforce the subordination of the Subordinated Note Debt shall be impaired by any act or failure to act by the Issuers or by such holder’s failure to comply with the Subordinated Debt Documents. No right of any present or future holder of any Senior Debt to enforce the subordination herein provided shall at any time or in any way be prejudiced or impaired by any failure to act on the part of the holders of any Senior Debt, regardless of any knowledge thereof that any such holder of Senior Debt may have or be otherwise charged with or any amendment or modification of or supplement to the Senior Debt or any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt.
Subordination Terms

     1.8 Waiver and Consent
     Each Note Holder waives any and all notices of the acceptance of the provisions of this Section 1 or of the creation, renewal, extension or accrual thereof, now or at any time in the future, by any Senior Debt. The holders of the Senior Debt may from time to time and without notice to or the consent of any Note Holder:
     (a) extend, renew, modify, waive or amend the terms of the Senior Debt;
     (b) sell, exchange, release or otherwise deal with any Property securing any Senior Debt;
     (c) release any guarantor or any other Person liable in respect of any Senior Debt;
     (d) exercise or refrain from exercising any rights or remedies against the Issuers or any other Person;
     (e) apply any sums by whomever paid or however realized to Senior Debt; and
     (f) take any other action that might be deemed to impair the rights of the lenders under the Senior Debt.
     1.9 Reinstatement of Subordination
     The obligations of each Note Holder under the provisions set forth in this Section 1 shall continue to be effective, or be reinstated, as the case may be, as to any payment in respect of any Senior Debt that is rescinded or must otherwise be returned by the holder of such Senior Debt upon the occurrence or as a result of any bankruptcy or judicial proceeding, all as though such payment had not been made.
     1.10 Obligations Not Impaired
     Nothing contained in this Section 1 shall impair, as between the Issuers and any Note Holder, any Obligation of the Issuers with respect to the Subordinated Debt Documents or the obligation of the Issuers to comply with each and every provision of the Subordinated Debt Documents, or prevent any Note Holder from exercising all rights, powers and remedies otherwise permitted by Applicable Law or under the Subordinated Debt Documents, all subject to the rights of the holders of the Senior Debt to receive cash, securities or other Property otherwise payable or deliverable to the Note Holders.
     1.11 Payment of Senior Debt; Subrogation
     Upon the Payment-in-Full of all Senior Debt outstanding at any time, the Note Holders shall be subrogated at such time to all rights of any holder of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until the Subordinated Note Debt shall have been paid in full, and such payments or distributions received by the Note Holders of cash, securities or other Property which are required to be turned over to holders of Senior Debt pursuant to Section 1.6, shall, as between the Issuers and their creditors other than the holders of Senior Debt, on the one hand, and the Note Holders, on the other hand, be deemed to be a payment by the Issuers on account of Subordinated Note Debt and not on account of Senior Debt. All rights of subrogation (whether arising under this Section 1, by contract, in law, in equity or otherwise) of the holders of the Subordinated Note Debt are subordinated and subject in right of payment to the Senior Debt in the same manner as the Subordinated Note Debt is subordinated to the Senior Debt under Section 1.1.
Subordination Terms

     1.12 Reliance of Holders of Senior Debt
     Each Note Holder by its acceptance thereof shall be deemed to acknowledge and agree that the foregoing subordination provisions are, and are intended to be, an inducement to and a consideration of each holder of any Senior Debt, to acquire and hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and holding, or in continuing to hold, such Senior Debt. Each holder of Senior Debt is intended to be, and is, a third party beneficiary of this Section 1 and Section 2.[_]. Each Note Holder acknowledges and agrees that the provisions set forth in this Section 1 and Section 2.[_] shall be enforceable against such Persons, directly or indirectly, by the holders of the Senior Debt. Notwithstanding anything contained in the Subordinated Debt Documents to the contrary, at any time that there is Senior Debt outstanding, no amendment, modification or supplement of this Section 1, Section 2.[_], [reference notices section] and any related definitions shall be effective as to any holder of Senior Debt without the consent of the Senior Administrative Agent (at any time prior to the Payment-in-Full of the Senior Credit Agreement Obligations) and the requisite holders of the Senior Debt.
     1.13 Relative Rights
     This Section 1 and Section 2.[_] defines the relative rights of Note Holders and holders of Senior Debt. Nothing in this Section 1, Section 2.[_] or the Subordinated Debt Documents shall: (a) impair, as between the Issuers and the Note Holders, the obligation of the Issuers, which is absolute and unconditional, to pay, when due, any amounts payable in accordance with the terms of the Subordinated Debt Documents; (b) affect the relative rights of the Note Holders and creditors of the Issuers other than their rights in relation to holders of Senior Debt; or (c) except as provided in this Section 1 and Section 2.[_], prevent the Note Holders from exercising their available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to the Note Holders.
     1.14 Holder Entitled to Assume Payments Not Prohibited in Absence of Notice
     Notwithstanding anything to the contrary in this Section 1 or elsewhere in the Subordinated Debt Documents, upon any distribution of property of the Issuers referred to in this Section 1, the Note Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Note Holder for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 1 so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this Section 1.
     1.15 Not to Prevent Events of Default
     The failure to make a payment of any amounts payable under the Subordinated Debt Documents by reason of any provision of this Section 1 or Section 2.[_] shall not be construed as preventing the occurrence of a Default or an Event of Default. Subject to the provisions of this Section 1, nothing in this Section 1 and Section 2.[_] shall in any way limit the rights of the Note Holders to pursue any other rights or remedies with respect to the Subordinated Debt Documents.
     2.[_] Subordination of Guarantees
     The Obligations of each Guarantor under its [define guarantee] pursuant to this Section 2 shall be
Subordination Terms

junior and subordinated to any and all Senior Debt on the same basis as the Subordinated Note Debt is junior and subordinated to Senior Debt as provided in Section 1. For the avoidance of doubt, the Note Holders shall have the right to receive and/or retain payments by any of the Guarantors only at such times as they may receive and/or retain payments in respect of the Subordinated Note Debt to the extent permitted under Section 1.
     3.1 Definitions. As used in the Subordinated Debt Documents, the following terms have the respective meanings set forth below:
     “Affiliate” means, with respect to any specified Person: (a) any other Person who directly or indirectly through one or more intermediaries controls, or is controlled by, or under common control with, such specified Person and (b) any Related Person of such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative of the foregoing.
     “Applicable Law” means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or governmental authorities and all orders and decrees of all courts and arbitrators.
     “Bankruptcy Law” means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.
     “Capital Lease” means, as applied to any Person, any lease of (or other arrangement conveying the right to use) any property (whether real, personal or mixed) by that Person as lessee (or the equivalent) that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.
     “Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company or partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on the holder the right to receive a share of the profits and losses of, or distributions of assets of, the issuing entity.
     “Carlyle Parent Entities” means TC Group, L.L.C., a Delaware limited liability company, TC Group Cayman, L.P., a Cayman Islands exempted limited partnership, TC Group Investment Holdings, L.P., a Delaware limited partnership, TC Group Cayman Investment Holdings, L.P., a Cayman Island exempted limited partnership, together with each of their successors and assigns.
     “Cash Equivalents” means:
     (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof;
     (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either S&P or Moody’s;
Subordination Terms

     (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 from S&P or at least P-2 from Moody’s;
     (d) certificates of deposit or bankers’ acceptances maturing within one year from the date of acquisition thereof issued by any bank organized under the laws of the United States of America or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000;
     (e) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (d) above; and
     (f) money market mutual or similar funds having assets in excess of $100,000,000.
     “Common Stock” of any Person means any and all shares, interests or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person’s common stock, whether outstanding on the date hereof or issued hereafter, and includes, without limitation, all series and classes of such common stock.
     “Default” means an event or condition the occurrence of which is, or with the lapse of time or the giving of notice or both would be, an Event of Default.
     “Designated Senior Debt” means: (a) the Senior Credit Agreement Obligations and (b) any Senior Debt the principal amount of which is $25,000,000 or more and (i) that has been designated as “Designated Senior Debt” by the applicable Issuer at the time such Senior Debt is incurred and (ii) with respect to which the Issuers have delivered notice of such designation to the Note Holders.
     “Event of Default” means an “Event of Default” as defined in the applicable Subordinated Debt Document.
     “Founders” William E. Conway, Jr., Daniel A. D’Aniello and David M. Rubenstein.
     “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.
     “Guarantor” means any guarantor of the Subordinated Note Debt and any other obligor with respect thereto.
     “Indebtedness” means with respect to any Person, without duplication, (a) any indebtedness in respect of borrowed money or that is evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto) or representing the balance deferred and unpaid of the purchase price of any Property or services (excluding trade payables incurred and paid in the ordinary course of such Person’s business) which purchase price is (i) due more than six (6) months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (b) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) all obligations created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; (d) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of
Subordination Terms

whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person; and (e) the face amount of any letter of credit or letter of guaranty issued, bankers’ acceptances facilities, surety bond and similar credit transactions for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or drafts, except any such balance that constitutes an accrued expense, or trade payable, if and to the extent any of the foregoing indebtedness would appear as a liability upon an unconsolidated balance sheet of such Person (but does not include contingent liabilities which appear only in a footnote to a balance sheet).
     “Insolvency Proceeding” means:
     (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to any Issuer or any Subsidiary thereof or any Property of any Issuer or any Subsidiary thereof;
     (b) any proceeding for the liquidation, dissolution or other winding-up of any Issuer or any Subsidiary of any Issuer, voluntary or involuntary, regardless of whether involving insolvency or bankruptcy proceedings;
     (c) any assignment by any Issuer or any Subsidiary of any Issuer for the benefit of creditors; or
     (d) any other marshaling of the assets of any Issuer or any Subsidiary of any Issuer.
     “Issuer” means [Obligor entity or entities issuing or incurring the Subordinated Note Debt] and each Guarantor.
     “Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).
     “Moody’s” means Moody’s Investors Service, Inc., and any successor thereto.
     “Note Holder” means any holder of the Subordinated Note Debt.
     “Obligations” means any principal, interest (including any interest accruing on or subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law and including an default interest), premium, penalties, fees, indemnifications and reimbursements (including reimbursement obligations with respect to letters of credit and banker’s acceptances), and guarantees of payment of such principal, interest, penalties, fees, indemnifications and reimbursements, and all other amounts, payable under the documentation governing such Obligations.
     “Partner Holding Companies” means TCG Holdings, L.L.C., a Delaware limited liability company, TCG Holdings Cayman, L.P., a Cayman Islands exempted limited partnership, TCG Holdings II, L.P., a Delaware limited partnership, TCG Holdings Cayman II, L.P., a Cayman Islands exempted limited partnership, together with each of their successors and assigns.
     “Payment-in-Full” means with respect to any outstanding Senior Debt, shall mean the (i) termination or expiration of all commitments of the holders of the Senior Debt to extend credit or make loans or other credit accommodations to any of the Issuers under the documents governing the Senior Debt, (ii) the payment in full, in cash in immediately available funds, of all of the Senior Debt (other than
Subordination Terms

contingent indemnification and contingent expense reimbursement obligations to the extent no claim giving rise thereto has been asserted at such time) and all letters of credit issued under the documents governing the Senior Debt have been terminated, fully cash collateralized or backstopped on terms reasonably satisfactory to the Senior Administrative Agent (but not in any event in an amount greater than 105% of the aggregate undrawn amount of such letters of credit plus unreimbursed letter of credit obligations) and (iii) the termination or expiration of all of the documents governing the Senior Debt (other than letters of credit outstanding thereunder to the extent fully cash collateralized or backstopped on terms reasonably satisfactory to the Senior Administrative Agent). “Paid-in-Full” and “Pay-in-Full” shall have corresponding meanings.
     “Payment Blockage Period” has the meaning set forth in Section 1.4.
     “Payment Blockage Period Commencement Date” means, with respect to any Payment Blockage Period, the date that a Nonpayment Default Notice initiating such Payment Blockage Period is delivered to the Issuers.
     “Payment Blockage Period Termination Date” means, with respect to any Payment Blockage Period, the earliest of:
     (a) the 180th day after the Payment Blockage Period Commencement Date;
     (b) the date on which the Senior Nonpayment Default giving rise to such Payment Blockage Period shall have been cured (which cure has been acknowledged in writing by the requisite holders of Senior Debt) or waived (in writing by the requisite holders of Senior Debt);
     (c) the date such Payment Blockage Period shall have been terminated by written notice to the applicable Issuer by the holders of the Designated Senior Debt that delivered the Nonpayment Default Notice that initiated such Payment Blockage Period; and
     (d) the date on which the Designated Senior Debt, the holders of which delivered the Nonpayment Default Notice giving rise to such Payment Blockage Period, shall have indefeasibly been Paid-in-Full.
     “Person” shall mean an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association (including any group, organization, co-tenancy, plan, board, council or committee), government (including a country, state, county, or any other governmental or political subdivision, agency or instrumentality thereof) or other entity (or series thereof).
     “Property” means, with respect to any Person, any interests of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock, partnership interests and other equity or ownership interests in any other Person.
     “Related Person” of any Person means any other Person directly or indirectly owning 10% or more of the outstanding voting Common Stock of such Person (or, in the case of a Person that is not a corporation, 10% or more of the equity interest in such Person).
     “S&P” means Standard and Poor’s Ratings Group, and any successor thereto.
     “Senior Administrative Agent” means the “Administrative Agent” as such term is defined in the Senior Credit Agreement.
Subordination Terms

     “Senior Credit Agreement” means the Second Amended and Restated Credit Agreement dated as of September 30, 2011, among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., Carlyle Investment Management L.L.C., TC Group, L.L.C., the Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent, as the same may be amended, restated, refinanced, supplemented or otherwise modified from time to time.
     “Senior Credit Agreement Holders” means the “Holders” as such term is defined in the Senior Credit Agreement.
     “Senior Credit Agreement Obligations” means the “Obligations” as such term is defined in the Senior Credit Agreement.
     “Senior Debt” means
     (i) all Senior Credit Agreement Obligations; and
     (ii) with respect to an Issuer, all other Indebtedness of such Issuer, unless the instrument under which such Indebtedness is incurred expressly provides that such Indebtedness is on parity with or subordinated in right of payment to the Subordinated Note Debt and all Obligations with respect to such Indebtedness; provided, however, that Senior Debt under this clause (ii) shall not include:
     (a) any loans from any Founder, Affiliate or employee of any Carlyle Parent Entity or Partner Holding Company, which shall be treated pari passu in right of payment with the Subordinated Note Debt;
(b) any obligation of any Issuer to any other Issuer or any Subsidiary of any Issuer,
(c) any liability for federal, state, local or other taxes owed or owing by the Issuer,
(d) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities), or
(e) any obligations with respect to any Capital Stock.
     “Senior Nonpayment Default” means an event of default under any Designated Senior Debt other than a Senior Payment Default and the expiration of any grace period after which the holders of such Designated Senior Debt are permitted to accelerate the maturity thereof.
     “Senior Payment Default” means a default in the payment of any principal of or premium, if any, or interest on any Designated Senior Debt or fee or other payment obligation with respect to any Designated Senior Debt when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration (unless waived) or otherwise, in each case after the expiration of any applicable grace periods that must run to permit the holder of such Designated Senior Debt to accelerate the maturity of such Designated Senior Debt.
     “Subordinated Debt Documents” means all agreements, documents and instruments evidencing the Subordinated Note Debt, as the same may be amended, restated, refinanced, supplemented or otherwise modified from time to time as permitted hereunder.
     “Subordinated Note Debt” means and includes all Obligations of each of the Issuers now or
Subordination Terms

hereafter existing, whether fixed or contingent, in respect of principal, interest (including interest accruing after the filing of a petition under the Bankruptcy Law, to the extent allowed), fees, indemnification or any other amount in respect of the Subordinated Debt Documents.
     “Subsidiary” means (a) any corporation, association or other business entity of which more than 50% of the Capital Stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by a Carlyle Parent Entity or one or more of the other Subsidiaries of a Carlyle Parent Entity (or a combination thereof) and (b) any partnership or limited liability company a general partner or a managing general partner or a managing member of which is a Carlyle Parent Entity or a Subsidiary of a Carlyle Parent Entity.
Subordination Terms

EXHIBIT I
[Form of Pre-IPO Solvency Certificate]
________ __, 20[_]
     This Solvency Certificate is delivered pursuant to Section 6.08 of the Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”), among TC Group Investment Holdings, L.P., TC Group Cayman Investment Holdings, L.P., TC Group Cayman, L.P., Carlyle Investment Management L.L.C., TC Group, L.L.C., the Lenders party thereto, and Citibank, N.A., as Administrative Agent and Collateral Agent. Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined therein.
     The undersigned, being a Responsible Officer of [___________], the [general partner (the “General Partner”)] [managing member (the “Managing Member”)] of [TC Group Investment Holdings, L.P.] [TC Group Cayman Investment Holdings, L.P.] [TC Group Cayman, L.P.] [Carlyle Investment Management L.L.C.] [TC Group, L.L.C.] (the “Obligor”)], hereby certifies on behalf of the Obligor that, immediately following the making of any Loans the proceeds of which will be used for [describe 6.08 transaction] (the “Specified Transaction”) any dividend, repurchase, redemption or purchase permitted by Section 6.08 of the Credit Agreement, and after giving effect to the application of such proceeds and taking into consideration the consummation of the Specified Transaction, (a) the amount of the “present fair saleable value” of the assets of the Obligor will exceed the amount of all “liabilities of the Obligor, contingent or otherwise”, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of the Obligor will be greater than the amount that will be required to pay the liability of the Obligor on its debts as such debts become absolute and matured, (c) the Obligor will not have an unreasonably small amount of capital with which to conduct its business and (d) the Obligor will be able to pay its debts as they mature. For purposes hereof, (i) “debt” means liability on a “claim”, (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured and (iii) except as otherwise provided by applicable law, the amount of “contingent liabilities” at any time shall be the amount thereof which, in light of all the facts and circumstances existing at such time, can reasonably be expected to become actual or matured liabilities.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
Pre-IPO Solvency Certificate

     WITNESS my hand dated as of the date first above written.

By [______________________], as its [General Partner][Managing Member]

By:	Name:
Title:
Pre-IPO Solvency Certificate

AMENDMENT NO. 1
          AMENDMENT NO. 1 dated as of December 13, 2011 (this “Amendment”) among each of the “Obligors” listed on the signature pages hereto (collectively, the “Obligors”), each of the “Carried Interest Guarantors” listed on the signature pages hereto (collectively, the “Carried Interest Guarantors”), each of the “Management Fee Guarantors” listed on the signature pages hereto (collectively, the “Management Fee Guarantors”, and together with the Obligors and the Carried Interest Guarantors, the “Credit Parties”) and the Lenders party to the Credit Agreement referred to below executing this Amendment.
          The Obligors, the lenders party thereto and Citibank, N.A. as administrative agent and collateral agent, are parties to a Second Amended and Restated Credit Agreement dated as of September 30, 2011 (the “Credit Agreement”). The Obligors and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:
          Section 1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.
          Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:
          2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.
          2.02. Defined Terms. Section 1.01 of the Credit Agreement is hereby amended as follows:
          (a) Definition of “Change in Control”. The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the “.” at the end of clause (c) thereof with “;” and (ii) inserting the following proviso to clauses (a) through (c) thereof as a new line immediately after the end of clause (c) thereof:
“provided that any intraday reorganization with respect to the Obligors occurring in connection with the Company Reorganization shall be deemed not to constitute a “Change in Control” so long as notwithstanding the foregoing provisions of this proviso no change when measured from the time immediately prior to the commencement of such intraday reorganization to the time immediately after such intraday reorganization shall constitute a Change in Control.”
          (b) Definition of “Permitted Investors”. The definition of “Permitted Investors” in Section 1.01 of the Credit Agreement is hereby amended by (i) amending clause (d) thereof to add “or other personal planning vehicle” immediately after the words “any trust” and (ii) amending and restating clause (e) thereof to read in its entirety as follows:
          “(e) any Person, all or substantially all of whose Equity Interests are owned or Controlled by Persons described in clauses (a) through (d) hereof or any group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the Effective Date) consisting of such Persons.”

          2.03. Cash Collateralization. Section 2.04(k) of the Credit Agreement is hereby amended by amending and restating the first and second sentences thereof to read in their entirety as follows:
          “If either (i) the Loans shall have been accelerated pursuant to Section 8.01 (an “Acceleration Event”) or (ii) the Borrowers shall be required to provide cover for LC Exposure pursuant to Section 2.09(b) or Section 2.19(d)(ii), the Borrowers shall immediately deposit into an account designated by the Administrative Agent an amount in Dollars in cash equal to, in the case of an Acceleration Event, the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit as of such date and, in the case of cover pursuant to Section 2.09(b) or Section 2.19(d)(ii), the amount required under Section 2.09(b) or Section 2.19(d)(ii), as the case may be. The Borrowers shall not at any time thereafter permit the amount of such deposit to be less than (i) in the case of an Acceleration Event, the Dollar Equivalent of the aggregate undrawn amount of all outstanding Letters of Credit at such time and (ii) in the case of cover pursuant to Section 2.09(b) or Section 2.19(d)(ii), the Dollar Equivalent of the aggregate amount required under Section 2.09(b) or Section 2.19(d)(ii), as the case may be.”
          2.04. Foreign Currency Valuations. The second sentence of Section 2.09(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “For the purpose of this determination, the outstanding principal amount or stated amount of any Loan or Letter of Credit that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the Foreign Currency of such Loan or Letter of Credit, determined as of such Quarterly Date.”
          2.05. Use of Proceeds and Letters of Credit. Section 6.08 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “SECTION 6.08 Use of Proceeds and Letters of Credit. The proceeds of the Term Loans will be used by the Obligors and their Subsidiaries for working capital and general corporate purposes, including Investments. The proceeds of the Revolving Credit Loans and the Letters of Credit will be used by the Obligors and their Subsidiaries (a) for working capital and general corporate purposes, including Investments, and (b) solely in connection with the Specified IPO, for (i) a single dividend prior to the occurrence of such Specified IPO, the amount of Revolving Credit Loan proceeds which can be used in such dividend to be in an amount not greater than $400,000,000 (the “Revolving Credit Dividend Amount”), (ii) the repurchase or redemption of Subordinated Indebtedness from the Mubadala Investors in transactions conducted on an arm’s length basis and (iii) the purchase by the Obligors of direct or indirect investments in any of the Fund Entities from any Person that is an officer, member of the management team or an employee of any Obligor (or any Parent thereof) or an owner as of the Amendment Effective Date (or a former owner) of the Equity Interests of any Obligor (or any Parent thereof) in transactions conducted on an arm’s length basis for fair market value (as defined below), provided that prior to any such dividend, repurchase or redemption contemplated by the foregoing subclauses (i) and (ii) of this clause (b), the Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of each Obligor substantially in the form of Exhibit I hereto. On or prior to the date that is 30 days after the Specified IPO Date, or if such date is not a Business Day, the immediately preceding Business Day, and solely if Revolving Credit Loans in an amount equal to the Revolving Credit Dividend Amount have not been repaid, the Borrowers shall cause the Net Cash Proceeds received from the initial sale of Equity Interests in the Specified IPO to be contributed to the Obligors, which proceeds may thereafter be used by the Obligors and their Subsidiaries only for general corporate purposes. For purposes of this Section 6.08, “fair market value” shall be determined as of the date on which the pricing of the applicable repurchase, redemption or purchase is fixed pursuant to a binding agreement (and which may be reasonably determined by reference to the carrying values of the relevant investments as of the balance sheet for the fiscal quarter most recently ended for which financial statements have been delivered to the Administrative Agent pursuant to Section 6.01). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X. For the avoidance of doubt, the failure to consummate the Specified IPO after the use of proceeds described in clause (b) of this Section 6.08 has been effected shall not, by itself, constitute a breach of this Agreement or a Default or Event of Default.”
          2.06. Distributions. The first sentence of Section 6.09(d) of the Credit Agreement is hereby amended by amending and restating the proviso contained therein to read in its entirety as follows:
          “provided that (x) the Obligors and their Subsidiaries may maintain reserves in respect of Carried Interest in accordance and consistent with past practice and (y) the Obligors may permit any of their Subsidiaries to retain Management Fees and Carried Interest in aggregate amounts necessary to satisfy the requirements of relevant Governmental Authorities (including requirements with respect to capitalization).”
          Section 3. Representations and Warranties. Each Credit Party represents and warrants to each Holder that immediately before and after giving effect to this Amendment (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and (b) no Default or Event of Default has occurred and is continuing.
          Section 4. Conditions Precedent. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment by the Obligors, the other Credit Parties and the Required Lenders.
          Section 5. Confirmation of Security Documents and Guarantee. Each Credit Party, by its execution of this Amendment, hereby (i) consents to the amendment to the Credit Agreement contemplated hereby, (ii) unconditionally confirms and ratifies that all of its obligations as a guarantor under the Loan Documents (as defined in the Credit Agreement) to which it is a party shall continue in full force and effect for the benefit of the Holders and (iii) unconditionally confirms that the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Holders with respect to the Credit Agreement as amended hereby.
          Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

OBLIGORS

BORROWERS
TC GROUP INVESTMENT HOLDINGS, L.P.
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By: TCG Holdings Cayman II, L.P., its general partner
By: DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

TC GROUP CAYMAN, L.P.
By: TCG Holdings Cayman, L.P., its general partner
By: Carlyle Offshore Partners II, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CARLYLE INVESTMENT MANAGEMENT L.L.C.
By: TC Group, L.L.C., its managing member
By: TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

PARENT GUARANTOR

TC GROUP, L.L.C.
By: TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

ADMINISTRATIVE AGENT

CITIBANK, N.A., as Administrative Agent

By:	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

LENDERS

CITIBANK, N.A.

By	/s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By	/s/ Matthew Griffith
Name: Matthew Griffith
Title: Executive Director, JP Morgan

BANK OF AMERICA, N.A.

By	/s/ David Strickert
Name: David Strickert
Title: Managing Director

BARCLAYS BANK PLC

By	/s/ Diane Rolfe
Name: Diane Rolfe
Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By	/s/ John D. Toronto
Name: John D. Toronto
Title: Managing Director

By	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Evelyn Thierry
Name: Evelyn Thierry
Title: Director

By	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

GOLDMAN SACHS BANK, USA

By	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

SOCIETE GENERALE

By	/s/ Edith Hornick
Name: Edith Hornick
Title: Managing Director

UBS LOAN FINANCE LLC

By	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director, Banking Products Services US

By	/s/ Christopher Gomes
Name: Christopher Gomes
Title: Associate Director, Banking Products Services US

SILICON VALLEY BANK

By	/s/ Jesse Huy
Name: Jesse Huy
Title: VP

BY ITS SIGNATURE BELOW, EACH MANAGEMENT FEE GUARANTOR AND EACH CARRIED INTEREST GUARANTOR HEREBY CONSENTS TO THE AMENDMENTS CONTAINED HEREIN:

CARRIED INTEREST GUARANTORS

TC GROUP IV, L.P.
By: TC Group IV Managing GP, L.L.C., its general partner
By: TC Group, L.L.C., its sole member
By: TCG Holdings, L.L.C., its managing member

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

TC GROUP IV, L.L.C.
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By: TCG Holdings Cayman II, L.P. its general partner
By: DBD Cayman, Ltd., its general partner

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

TC GROUP IV CAYMAN, L.P.
By: CP IV GP, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CP IV GP, LTD.

By:	/s/ Daniel A. D’Aniello

Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

TC GROUP V, L.P.
By: TC Group V Managing GP, L.L.C., its general partner
By: TC Group, L.L.C., its managing member
By: TCG Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

TC GROUP V, L.L.C.
By: TC Group Cayman Investment Holdings, L.P., its managing member
By: TCG Holdings Cayman II, L.P. its general partner
By: DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CEP II MANAGING GP HOLDINGS, LTD.

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CEP III MANAGING GP HOLDINGS, LTD.

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CEP II MANAGING GP, L.P.
By:	CEP II Managing GP Holdings, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CEP III MANAGING GP, L.P.
By:	CEP III Managing GP Holdings, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CARLYLE REALTY V, L.L.C.
By: Carlyle Realty V, L.P., its managing member
By:	Carlyle Realty V GP, L.L.C., its general partner
By:	TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello Title: Managing Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CARLYLE REALTY V, L.P.
By: Carlyle Realty V GP, L.L.C., its general partner
By:	TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CARLYLE REALTY V GP, L.L.C.
By:	TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By	/s/ Daniel A. D’Aniello
Name: Daniel A. D’Aniello
Title: Managing Director

Witness:	/s/ Christina Bracero
Name: Christina Bracero

CRP V AIV GP, L.P.
By: CRP V AIV GP, L.L.C., its general partner
By:	TC Group Investment Holdings, L.P., its managing member
By: TCG Holdings II, L.P., its general partner
By: DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CRP V AIV GP, L.L.C.
By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAP II GENERAL PARTNER, L.P.
By: CAP II Limited, its general partner

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAP II LIMITED

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CJP II GENERAL PARTNER, L.P.
By: Carlyle Japan II Ltd., its general partner

By	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CJP II CO-INVEST GP, L.P.
By:	Carlyle Japan II Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CJP II INTERNATIONAL GP, L.P.
By:	Carlyle Japan II Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CJIP II CO-INVEST GP, L.P.
By:	Carlyle Japan II Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CARLYLE JAPAN II LTD.

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAP III LTD.

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAP III GENERAL PARTNER, L.P.
By:	CAP III Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CEREP INVESTMENT HOLDINGS III, L.L.C.
By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By: DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CEREP III GP, L.L.C.
By:	CEREP Investment Holdings III, L.L.C., its managing member

By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

TC GROUP CMP II, L.L.C.
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

TC GROUP INFRASTRUCTURE, L.L.C.
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CMP II GENERAL PARTNER, L.P.
By:	TC Group CMP II, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CARLYLE INFRASTRUCTURE GENERAL PARTNER, L.P.
By:	TC Group Infrastructure, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P. its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CMP II (CAYMAN) GP, LTD.
By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CMP II (CAYMAN) GENERAL PARTNER, L.P.
By:	CMP II (Cayman) GP, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CARLYLE REALTY VI, L.L.C.
By:	TC Group Investment Holdings, L.P., its managing member
By:	TCG Holdings II, L.P., its general partner
By:	DBD Investors V, L.L.C., its general partner
By:	DBD Investors V Holdings, L.L.C., its managing member

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CSABF GENERAL PARTNER, L.P.
By:	CSABF General Partner Limited, its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CSABF GENERAL PARTNER LIMITED

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAGP IV GENERAL PARTNER, L.P.
By:	CAGP IV Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAGP IV LTD.

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CSP II GENERAL PARTNER, L.P.
By:	TC Group CSP II, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P., its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

TC GROUP CSP II, L.L.C.
By:	TC Group Cayman Investment Holdings, L.P., its managing member
By:	TCG Holdings Cayman II, L.P., its general partner
By:	DBD Cayman, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Managing Director

TCG FINANCIAL SERVICES L.P.
By:	Carlyle Financial Services, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CARLYLE FINANCIAL SERVICES, LTD.

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

TCG V (SCOT), L.P.
By:	CP V GP, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CP V GP, LTD.

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CAP III GENERAL PARTNER (SCOT) L.P.
By:	CAP III Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

MANAGEMENT FEE GUARANTORS

CIM GLOBAL, L.L.C.
By:	TC Group Cayman, L.P., its managing member
By:	TCG Holdings Cayman, L.P., its general partner
By:	Carlyle Offshore Partners II, Ltd., its general partner

By:	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CEP II GP, L.P.
By:	CEP II Limited, its general partner

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero

CEP III GP, L.P.
By:	CEP III Limited, its general partner

By	/s/ Daniel A. D’Aniello Name: Daniel A. D’Aniello
Title: Director

Witness: Name:	/s/ Christina Bracero Christina Bracero